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                                                                  Exhibit 10.514

                                                                 Loan No.: 59040
                                                          Servicing No.: 3204419
                                                  MERS MIN: 8000101-0000001252-5
================================================================================


                                 LOAN AGREEMENT


                            Dated as of July 19, 2005


                                     Between


                   Inland Western Bay Shore Gardiner, L.L.C.,
                 Inland Western Poughkeepsie Mid-Hudson, L.L.C.,
                 Inland Western Saratoga Springs Wilton, L.L.C.,
                Inland Western Westbury Merchants Plaza, L.L.C.,
                    Inland Western Orange 440 Boston, L.L.C.,
                    Inland Western Orange 53 Boston, L.L.C.,
                    Inland Western Hartford New Park, L.L.C.,
                  Inland Western Williston Maple Tree, L.L.C.,
               Inland Western West Mifflin Century III, L.P., and
                  Inland Western Pittsburgh William Penn, L.P.


                            collectively as Borrowers


                                       and


                             BANK OF AMERICA, N.A.,


                                    as Lender


================================================================================

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                                TABLE OF CONTENTS

                                                                                        PAGE
ARTICLE 1.       DEFINITIONS; PRINCIPLES OF CONSTRUCTION...................................1

     Section 1.1.     Definitions..........................................................1
     Section 1.2.     Principles of Construction..........................................16

ARTICLE 2.       GENERAL TERMS............................................................16

     Section 2.1.     Loan Commitment; Disbursement To Borrowers..........................16
     Section 2.2.     Interest Rate.......................................................17
     Section 2.3.     Loan Payments.......................................................18
     Section 2.4.     Prepayments.........................................................23

 ARTICLE 3.      CONDITIONS PRECEDENT.....................................................24

 ARTICLE 4.      REPRESENTATIONS AND WARRANTIES...........................................25

     Section 4.1.     Organization........................................................25
     Section 4.2.     Status Of Each Borrower.............................................25
     Section 4.3.     Validity Of Documents...............................................25
     Section 4.4.     No Conflicts........................................................26
     Section 4.5.     Litigation..........................................................26
     Section 4.6.     Agreements..........................................................26
     Section 4.7.     Solvency............................................................26
     Section 4.8.     Full And Accurate Disclosure........................................27
     Section 4.9.     No Plan Assets......................................................27
     Section 4.10.    Not A Foreign Person................................................27
     Section 4.11.    Enforceability......................................................27
     Section 4.12.    Business Purposes...................................................28
     Section 4.13.    Compliance..........................................................28
     Section 4.14.    Financial Information...............................................28
     Section 4.15.    Condemnation........................................................28
     Section 4.16.    Utilities And Public Access; Parking................................29
     Section 4.17.    Separate Lots.......................................................29
     Section 4.18.    Assessments.........................................................29
     Section 4.19.    Insurance...........................................................29
     Section 4.20.    Use Of Property.....................................................29
     Section 4.21.    Certificate Of Occupancy; Licenses..................................29
     Section 4.22.    Flood Zone..........................................................30
     Section 4.23.    Physical Condition..................................................30
     Section 4.24.    Boundaries..........................................................30
     Section 4.25.    Leases And Rent Roll................................................30
     Section 4.26.    Filing And Recording Taxes..........................................31
     Section 4.27.    Management Agreements...............................................31
     Section 4.28.    Illegal Activity....................................................31
     Section 4.29.    Construction Expenses...............................................32

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                                TABLE OF CONTENTS
                                   (continued)

                                                                                        PAGE
     Section 4.30.    Personal Property...................................................32
     Section 4.31.    Taxes...............................................................32
     Section 4.32.    Permitted Encumbrances..............................................32
     Section 4.33.    Federal Reserve Regulations.........................................32
     Section 4.34.    Investment Company Act..............................................32
     Section 4.35.    Reciprocal Easement Agreements......................................33
     Section 4.36.    No Change In Facts Or Circumstances; Disclosure.....................33
     Section 4.37.    Intellectual Property...............................................34
     Section 4.38.    Compliance With Anti-Terrorism Laws.................................34
     Section 4.39.    Patriot Act.........................................................34
     Section 4.40.    Ground Leases.......................................................35
     Section 4.41.    Survival............................................................35

ARTICLE 5.       BORROWER COVENANTS.......................................................35

     Section 5.1.     Existence; Compliance With Legal Requirements.......................35
     Section 5.2.     Maintenance And Use Of Property.....................................36
     Section 5.3.     Waste...............................................................36
     Section 5.4.     Taxes And Other Charges.............................................36
     Section 5.5.     Litigation..........................................................37
     Section 5.6.     Access To Property..................................................37
     Section 5.7.     Notice Of Default...................................................37
     Section 5.8.     Cooperate In Legal Proceedings......................................37
     Section 5.9.     Performance By Borrowers............................................37
     Section 5.10.    Awards; Insurance Proceeds..........................................38
     Section 5.11.    Financial Reporting.................................................38
     Section 5.12.    Estoppel Statement..................................................39
     Section 5.13.    Leasing Matters.....................................................40
     Section 5.14.    Property Management.................................................41
     Section 5.15.    Liens...............................................................42
     Section 5.16.    Debt Cancellation...................................................42
     Section 5.17.    Zoning..............................................................42
     Section 5.18.    ERISA...............................................................43
     Section 5.19.    No Joint Assessment.................................................43
     Section 5.20.    Reciprocal Easement Agreements......................................43
     Section 5.21.    Interest Rate Cap Agreement.........................................43
     Section 5.22.    Ground Leases.......................................................45

ARTICLE 6.       ENTITY COVENANTS.........................................................46

     Section 6.1.     Single Purpose Entity/Separateness..................................46
     Section 6.2.     Change Of Name, Identity Or Structure...............................50
     Section 6.3.     Business And Operations.............................................50
     Section 6.4.     Independent Director................................................50

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                                TABLE OF CONTENTS
                                   (continued)

                                                                                        PAGE
ARTICLE 7.       NO SALE OR ENCUMBRANCE...................................................51

     Section 7.1.     Transfer Definitions................................................51
     Section 7.2.     No Sale/Encumbrance.................................................52
     Section 7.3.     Permitted Transfers.................................................52
     Section 7.4.     Lender's Rights.....................................................53
     Section 7.5.     Assumption..........................................................53
     Section 7.6.     Assumption by Inland Permitted Transferee...........................55

ARTICLE 8.       INSURANCE; CASUALTY; CONDEMNATION; RESTORATION...........................57

     Section 8.1.     Insurance...........................................................57
     Section 8.2.     Casualty............................................................60
     Section 8.3.     Condemnation........................................................61
     Section 8.4.     Restoration.........................................................61

ARTICLE 9.       RESERVE FUNDS............................................................65

     Section 9.1.     Required Repairs....................................................65
     Section 9.2.     Replacements........................................................66
     Section 9.3.     Intentionally omitted...............................................66
     Section 9.4.     Required Work.......................................................66
     Section 9.5.     Release Of Reserve Funds............................................68
     Section 9.6.     Tax And Insurance Reserve Funds.....................................71
     Section 9.7.     Environmental Remediation/Monitoring Reserve........................72
     Section 9.8.     Mid-Hudson Ground Lease Estoppel Reserve............................72
     Section 9.9.     Reserve Funds Generally.............................................72

ARTICLE 10.      INTENTIONALLY OMITTED....................................................74

ARTICLE 11.      EVENTS OF DEFAULT; REMEDIES..............................................74

     Section 11.1.    Event Of Default....................................................74
     Section 11.2.    Remedies............................................................78

ARTICLE 12.      ENVIRONMENTAL PROVISIONS.................................................79

     Section 12.1.    Environmental Representations And Warranties........................79
     Section 12.2.    Environmental Covenants.............................................79
     Section 12.3.    Lender's Rights.....................................................80
     Section 12.4.    Operations And Maintenance Programs.................................80
     Section 12.5.    Environmental Definitions...........................................81
     Section 12.6.    Indemnification.....................................................81

ARTICLE 13.      SECONDARY MARKET.........................................................83

     Section 13.1.    Transfer Of Loan....................................................83
     Section 13.2.    Delegation Of Servicing.............................................83
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                                TABLE OF CONTENTS
                                   (continued)

                                                                                        PAGE
     Section 13.3.    Dissemination Of Information........................................83
     Section 13.4.    Cooperation.........................................................83

ARTICLE 14.      INDEMNIFICATIONS.........................................................84

     Section 14.1.    General Indemnification.............................................84
     Section 14.2.    Mortgage And Intangible Tax Indemnification.........................85
     Section 14.3.    ERISA Indemnification...............................................85
     Section 14.4.    Survival............................................................85

ARTICLE 15.      EXCULPATION..............................................................85

     Section 15.1.    Exculpation.........................................................85
     Section 15.2.    Environmental Remediation/Monitoring Exculpation....................87

ARTICLE 16.      NOTICES..................................................................88

     Section 16.1.    Notices.............................................................88

ARTICLE 17.      FURTHER ASSURANCES.......................................................89

     Section 17.1.    Replacement Documents...............................................89
     Section 17.2.    Recording Of Mortgage, Etc..........................................89
     Section 17.3.    Further Acts, Etc...................................................90
     Section 17.4.    Changes In Tax, Debt, Credit And Documentary Stamp Laws.............90
     Section 17.5.    Expenses............................................................91

ARTICLE 18.      WAIVERS..................................................................91

     Section 18.1.    Remedies Cumulative; Waivers........................................91
     Section 18.2.    Modification, Waiver In Writing.....................................92
     Section 18.3.    Delay Not A Waiver..................................................92
     Section 18.4.    Trial By Jury.......................................................92
     Section 18.5.    Waiver Of Notice....................................................93
     Section 18.6.    Remedies Of Borrowers...............................................93
     Section 18.7.    Waiver Of Marshalling Of Assets.....................................93
     Section 18.8.    Waiver Of Statute Of Limitations....................................93
     Section 18.9.    Waiver Of Counterclaim..............................................93

ARTICLE 19.      GOVERNING LAW............................................................94

     Section 19.1.    Choice Of Law.......................................................94
     Section 19.2.    Severability........................................................94
     Section 19.3.    Preferences.........................................................94

ARTICLE 20.      MISCELLANEOUS............................................................94

     Section 20.1.    Survival............................................................94

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                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT, dated as of July 19, 2005 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AGREEMENT"), between BANK OF AMERICA, N.A., a national banking association, having an address at Bank of America Corporate Center, 214 North Tryon Street, Charlotte, North Carolina 28255 (together with its successors and/or assigns, "LENDER") and Inland Western Bay Shore Gardiner, L.L.C., a Delaware limited liability company, Inland Western Poughkeepsie Mid-Hudson, L.L.C., a Delaware limited liability company, Inland Western Saratoga Springs Wilton, L.L.C., a Delaware limited liability company, Inland Western Westbury Merchants Plaza, L.L.C., a Delaware limited liability company, Inland Western Orange 440 Boston, L.L.C., a Delaware limited liability company, Inland Western Orange 53 Boston, L.L.C., a Delaware limited liability company, Inland Western Hartford New Park, L.L.C., a Delaware limited liability company, Inland Western Williston Maple Tree, L.L.C., a Delaware limited liability company, and Inland Western West Mifflin Century III, L.P., an Illinois limited partnership, and Inland Western Pittsburgh William Penn, L.P., an Illinois limited partnership, each having an address c/o Inland Real Estate Investment Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523 (together with their respective successors and assigns, collectively "BORROWERS" and individually "BORROWER").

                                    RECITALS:

     Borrowers desire to obtain the Loan (defined below) from Lender.

     Lender is willing to make the Loan to Borrowers, subject to and in accordance with the terms of this Agreement and the other Loan Documents (defined below).

     In consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

                                   ARTICLE 1.
                     DEFINITIONS; PRINCIPLES OF CONSTRUCTION

     Section 1.1.    DEFINITIONS

     For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

     "ACCEPTABLE COUNTERPARTY" shall mean any counterparty to the Rate Cap that has and shall maintain, until the expiration of the applicable Rate Cap, a credit rating of not less than AA from S&P and not less than Aa2 from Moody's.

     "ACT" shall have the meaning set forth in Section 6.l(c).

     "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

     "AFFILIATED LOANS" shall mean a loan made by Lender to a parent, subsidiary or such other entity affiliated with a Borrower or Borrower Principal.

     "AFFILIATED MANAGER" shall have the meaning set forth in Section 7.1 hereof.

     "ALLOCATED LOAN AMOUNT" means the portion of the principal indebtedness of the Loan allocated to each Individual Property, as set forth on Schedule II attached hereto and made part hereof, as such amounts shall be adjusted from time to time as hereinafter set forth. Upon each reduction of the principal balance of the Loan resulting from a prepayment pursuant to SECTION 2.4, each Allocated Loan Amount shall be decreased by an amount equal to the product of
(i) the amount of such principal payment and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to such reduction) and the denominator of which is the total of all Allocated Loan Amounts (prior to such reduction). At any time when the aggregate principal indebtedness is reduced as the result of Lender's receipt and retention of proceeds with respect to a Condemnation or Casualty of a specific Individual Property, such proceeds received and retained by Lender shall be applied against the Allocated Loan Amount relating to the affected Individual Property.

     "ALTA" shall mean American Land Title Association, or any successor thereto.

     "ASSIGNMENTS OF MANAGEMENT AGREEMENTS" shall mean those certain Assignments and Subordinations of Management Agreements dated the date hereof among Lender, Borrowers and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "AWARD" shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of an Individual Property.

     "BORROWER PRINCIPAL" shall mean Inland Western Retail Real Estate Trust, Inc., a Maryland corporation.

     "BREAKAGE COSTS" shall have the meaning set forth in Section 2.3(f)(iv) herein.

     "BUSINESS DAY" shall mean any day other than (i) a Saturday or a Sunday or
(ii) a day on which federally insured depository institutions in the States of New York or North Carolina or the state in which the offices of the Servicer and the trustee in the Securitization are located are authorized or obligated by law, governmental decree or executive order to be closed, except that when used with respect to the determination of LIBOR, "Business Day" shall be a day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits) in London, England.

     "CASUALTY" shall have the meaning set forth in Section 8.2.

     "CLOSING DATE" shall mean the date of the funding of the Loan.

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     "COLLATERAL ASSIGNMENT OF INTEREST RATE CAP" shall mean that certain
Collateral Assignment of Interest Rate Cap Agreement, dated as of the date hereof, executed by Borrowers in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "CONDEMNATION" shall mean a temporary or permanent taking by any Governmental Authority as the result, in lieu or in anticipation, of the exercise of the right of condemnation or eminent domain, of all or any part of an Individual Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting an Individual Property or any part thereof.

     "CONDEMNATION PROCEEDS" shall have the meaning set forth in Section 8.4(b)

     "CONSEQUENTIAL LOSS" shall have the meaning set forth in
Section 2.3(f)(ii).

     "CONTROL" shall have the meaning set forth in Section 7.1 hereof.

     "CREDITORS RIGHTS LAWS" shall mean with respect to any Person any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors.

     "DEBT" shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan under the Note, this Agreement, the Mortgages or any other Loan Document.

     "DEBT SERVICE" shall mean, with respect to any particular period of time, scheduled principal and/or interest payments under the Note.

     "DEBT SERVICE COVERAGE RATIO" shall mean, as of any date of determination, for the applicable period of calculation, the ratio, as determined by Lender, of
(i) Net Operating Income to (ii) the aggregate amount of Debt Service which would be due for the same period assuming the maximum principal amount of the Loan is outstanding and calculated at a mortgage constant equal to nine and twenty-six hundredths percent (9.26%) or such other mortgage constant as may be required from time to time by the Rating Agencies.

     "DEFAULT" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

     "DEFAULT RATE" shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) four percent (4%) above the Note Rate.

     "DETERMINATION DATE" shall mean (a) with respect to any Interest Period prior to the Interest Period that commences in the month during which the Securitization Closing Date occurs, two (2) Business Days prior to the start of the applicable Interest Period; (b) with respect

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to the Interest Period that commences in the month during which the
Securitization Closing Date occurs, the date that is two (2) Business Days prior to the Securitization Closing Date and (c) with respect to each Interest Period thereafter, the date that is two (2) Business Days prior to the beginning of such Interest Period.

     "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

     "ELIGIBLE INSTITUTION" shall mean a depository institution or trust company insured by the Federal Deposit Insurance Corporation, the short term unsecured debt obligations or commercial paper of which are rated at least "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2" by Moody's).

     "EMBARGOED PERSON" shall have the meaning set forth in Section 4.38.

     "ENVIRONMENTAL LAW" shall have the meaning set forth in Section 12.5 hereof.

     "ENVIRONMENTAL LIENS" shall have the meaning set forth in Section 12.5 hereof.

     "ENVIRONMENTAL REPORT" shall have the meaning set forth in Section 12.5 hereof.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statutes thereto and applicable regulations issued pursuant thereto in temporary or final form.

     "EVENT OF DEFAULT" shall have the meaning set forth in Section 11.1 hereof.

     "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

     "EXTENDED MATURITY DATE" shall have the meaning set forth in Section
2.3(b).

     "EXTENSION OPTION" shall have the meaning set forth in Section 2.3(b).

     "FITCH" shall mean Fitch, Inc.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

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     "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, department, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, municipal, city, town, special district or otherwise) whether now or hereafter in existence.

     "GROUND LEASES" shall mean collectively, each ground lease of an Individual Property described on SCHEDULE I attached hereto and made a part hereof.

     "HAZARDOUS MATERIALS" shall have the meaning set forth in Section 12.5 hereof.

     "IMPROVEMENTS" shall have the meaning set forth in the granting clauses of the Mortgages.

     "INDEMNIFIED PARTIES" shall mean (a) Lender, (b) any prior owner or holder of the Loan or Participations in the Loan, (c) any servicer or prior servicer of the Loan, (d) any Investor or any prior Investor in any Securities, (e) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any Investor or other third party, (f) any receiver or other fiduciary appointed in a foreclosure or other Creditors Rights Laws proceeding, (g) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and
(h) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties' assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Mortgages or any of them.

     "INDEPENDENT DIRECTOR" shall have the meaning set forth in Section 6.4.

     "INDIVIDUAL PROPERTY" shall mean each parcel of real property or a leasehold interest therein, the Improvements thereon and all Personal Property owned by a Borrower and encumbered by a Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the granting clause of each Mortgage and referred to therein as the "Property."

     "INLAND PERMITTED TRANSFEREE" shall mean a newly-formed special purpose entity that is wholly owned (directly or indirectly) by Inland Retail Real Estate Trust, Inc., a Maryland corporation, Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, Inland Real Estate Corporation, a Maryland corporation, Inland Real Estate Investment Corporation, a Delaware corporation, Inland American Real Estate Trust, Inc., a Maryland corporation, any other real estate investment trust sponsored by Inland Real Estate Investment Corporation, or any other entity composed entirely of any of the foregoing by merger or other business combination.

     "INSURANCE PREMIUMS" shall have the meaning set forth in Section 8.1(b) hereof.

     "INSURANCE PROCEEDS" shall have the meaning set forth in Section 8.4(b) hereof.

     "INTEREST PERIOD" shall mean (a) with respect to the initial period for the accrual of interest due under this Agreement, the period from and including the Closing Date through but

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excluding the Selected Day first occurring after the Closing Date, and (b) with respect to the Payment Date occurring in September, 2005 and each Payment Date thereafter, the period from and including the Selected Day immediately preceding the applicable Payment Date through but excluding the Selected Day next occurring after the applicable Payment Date. Notwithstanding the foregoing clause (b), if the Lender so elects at any time, the "Interest Period" shall be the calendar month preceding each Payment Date.

     "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     "INVESTOR" shall have the meaning set forth in Section 13.3 hereof.

     "LEASE" shall have the meaning set forth in the Mortgages.

     "LEASEHOLD PROPERTIES" shall mean those Individual Properties in which a Borrower has a leasehold interest as lessee under a Ground Lease as listed on
Schedule I attached hereto and made part hereof.

     "LEGAL REQUIREMENTS" shall mean all statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Properties or any part thereof, or the construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Properties or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to an Individual Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

     "LIBOR" shall mean, with respect to each Interest Period, a rate of interest per annum obtained by dividing

     (a) the rate for deposits in U.S. Dollars, for a period equal to one month, which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on the related Determination Date (provided, however, if Telerate is unavailable, the rate shall be as specified on Reuters Screen LIBOR Page and if more than one rate is specified on Reuters Screen LIBOR Page, the LIBOR Rate shall be the arithmetic mean of all rates), by

     (b) a percentage equal to 100% minus the applicable Reserve Percentage then in effect.

     Lender shall determine the LIBOR Rate for each Interest Period and the determination of the LIBOR Rate by Lender shall be binding upon Borrowers absent manifest error.

     LIBOR may or may not be the lowest rate based upon the market for U.S. Dollar deposits in the London Interbank Eurodollar Market at which the Lender prices loans on the date which LIBOR is determined by Lender as set forth above.

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     "LIBOR LOAN" shall mean the Loan at such time as interest thereon accrues at the LIBOR Rate.

     "LIBOR MARGIN" shall mean seventy-six hundredths percent (0.76%).

     "LIBOR RATE" shall mean the sum of (i) LIBOR plus (ii) the LIBOR Margin.

     "LIEN" shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting a Borrower, an Individual Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

     "LLC AGREEMENT" shall have the meaning set forth in Section 6.1.

     "LOAN" shall mean the loan made by Lender to Borrowers pursuant to this Agreement.

     "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Mortgages, the Assignments of Management Agreements, the Collateral Assignment of Interest Rate Cap and any and all other documents, agreements and certificates executed and/or delivered in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "LOSSES" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to legal fees and other costs of defense).

     "MAJOR LEASE" shall mean as to each Individual Property (i) any Lease which, individually or when aggregated with all other leases at such Individual Property with the same Tenant or its Affiliate, either (A) accounts for seven and one-half percent (7 1/2%) or more of such Individual Property's aggregate retail income, or (B) demises 7,500 square feet or more of such Individual Property's gross leasable area, (ii) any Lease which contains any option, offer, right of first refusal or other similar entitlement to acquire all or any portion of such Individual Property, or (iii) any instrument guaranteeing or providing credit support for any Lease meeting the requirements of (i) or (ii) above.

     "MANAGEMENT AGREEMENT" shall mean the management agreement entered into by and between a Borrower and Manager, pursuant to which Manager is to provide management and other services with respect to an Individual Property, as the same may be amended, restated, replaced, supplemented or otherwise modified in accordance with the terms of this Agreement.

     "MANAGER" shall mean Inland US Management LLC, a Delaware limited liability company, or such other entity selected as the manager of an Individual Property in accordance with the terms of this Agreement.

     "MATERIAL LITIGATION" shall mean, with respect to any Person, any material conviction, indictment (that is not dismissed before trial), judgment, litigation or regulatory action. For purposes of this definition, a matter shall be deemed material if it is reasonably foreseeable that a prudent institutional commercial real estate mortgage lender would consider such matter as a material adverse factor in its underwriting of the Person in question. With respect to non-criminal matters, isolated actions occurring more than five (5) years prior to the date of a proposed transfer shall not be deemed material provided that there is no indication of fraud, intentional misrepresentation or intent to defraud creditors, with respect to such actions.

     "MATURITY DATE" shall mean the Payment Date occurring in August, 2007, as such date may be extended pursuant to Section 2.3(b) hereof.

     "MAXIMUM LEGAL RATE" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

     "MEMBER" shall have the meaning set forth in Section 6.1(c).

     "MOLD" shall have the meaning set forth in Section 12.5.

     "MOODY'S" shall mean Moody's Investor Services, Inc.

     "MORTGAGES" shall mean those certain first priority mortgages/deeds of trust/deeds to secure debt and security agreements dated the date hereof, executed and delivered by Borrowers as security for the Loan and encumbering the Properties, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "NET OPERATING INCOME" shall mean, with respect to any period of time, the amount obtained by subtracting Operating Expenses from Operating Income, as such amount may be adjusted by Lender in its good faith discretion based on Lender's underwriting standards, including without limitation, adjustments for vacancy allowance.

     "NET PROCEEDS" shall have the meaning set forth in Section 8.4(b) hereof.

     "NET PROCEEDS DEFICIENCY" shall have the meaning set forth in Section 8.4(b)(vi) hereof.

     "NOTE" shall mean that certain promissory note of even date herewith in the principal amount of $TWO HUNDRED THIRTY-TWO MILLION FOUR HUNDRED EIGHT THOUSAND and No/100 Dollars ($232,408,000.00), made by Borrowers in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "NOTE RATE" shall mean (a) from and including the Closing Date through the last day of the calendar month in which the Closing Date occurs, an interest rate per annum equal to 4.17688%; and (b) from and including the first calendar day of the first Interest Period through and including the Maturity Date, an interest rate per annum equal to (i) the LIBOR Rate (in all cases where clause (ii) below does not apply), or (ii) the Static LIBOR Rate, to the extent provided in accordance with the provisions of Section 2.2(b).

     "OFAC" shall have the meaning set forth in Section 4.38 hereof.

     "OPERATING EXPENSES" shall mean, with respect to any period of time, the total of all expenses actually paid or payable with respect to an Individual Property, computed in accordance with federal tax basis accounting or in accordance with other methods acceptable to Lender in its sole discretion, of whatever kind relating to the operation, maintenance and management of an Individual Property, including, without limitation, utilities, ordinary repairs and maintenance, Insurance Premiums, license fees, Taxes and Other Charges, advertising expenses, payroll and related taxes, computer processing charges, management fees equal to the greater of 4% of the Operating Income and the management fees actually paid under the Management Agreement, operational equipment or other lease payments as approved by Lender, normalized capital expenditures equal to $643,052.00 per annum and normalized tenant improvement costs and/or leasing commissions, but specifically excluding depreciation and amortization, income taxes, Debt Service, any incentive fees due under the Management Agreement, any item of expense that in accordance with federal tax basis accounting should be capitalized but only to the extent that the same would qualify for funding from the Reserve Accounts, any item of expense that would otherwise be covered by the provisions hereof but which is paid by any Tenant under such Tenant's Lease or other agreement, and deposits into the Reserve Accounts.

     "OPERATING INCOME" shall mean, with respect to any period of time, all income computed in accordance with federal tax basis accounting or in accordance with other methods acceptable to Lender in its sole discretion, derived from the ownership and operation of an Individual Property from whatever source, including, but not limited to, Rents, utility charges, escalations, forfeited security deposits, interest on credit accounts, source fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by a Borrower to any Governmental Authority, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, interest income from any source other than the escrow accounts, Reserve Accounts or other accounts required pursuant to the Loan Documents, Insurance Proceeds (other than business interruption or other loss of income insurance), Awards, percentage rents, unforfeited security deposits, utility and other similar deposits, income from tenants not paying rent, income from tenants in bankruptcy, non-recurring or extraordinary income, including, without limitation, lease termination payments, and any disbursements to a Borrower from the Reserve Funds.

     "OTHER CHARGES" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining any of the Properties, now or hereafter levied or assessed or imposed against any of the Properties, or any part thereof.

     "PARTICIPATIONS" shall have the meaning set forth in Section 13.1 hereof.

     "PATRIOT ACT" shall have the meaning set forth in Section 4.38 hereof.

     "PAYMENT DATE" shall mean the day that is seven (7) Business Days prior to the Selected Day.

     "PERMITTED ENCUMBRANCES" shall mean collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policies, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and
(d) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion.

     "PERMITTED INVESTMENTS" shall mean to the extent available from Lender or Lender's servicer for deposits in the Reserve Accounts, any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by a servicer of the Loan, the trustee under any securitization or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the date on which the funds used to acquire such investment are required to be used under this Agreement and meeting one of the appropriate standards set forth below:

     (a) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) be rated "AAA" or the equivalent by each of the Rating Agencies,
(iii) if rated by S&P, must not have an "r" highlighter affixed to their rating,
(iv) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (v) such investments must not be subject to liquidation prior to their maturity;

     (b)     Federal Housing Administration debentures;

     (c) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); PROVIDED, HOWEVER, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

     (d) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

     (e) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances with maturities of not more than 365 days and issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

     (f) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

     (g) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (i) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (ii) if rated by S&P, must not have an "r" highlighter affixed to their rating, (iii) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (iv) such investments must not be subject to liquidation prior to their maturity;

     (h) units of taxable money market funds or mutual funds, with maturities of not more than 365 days and which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds or mutual funds; and

     (i) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (i) Lender and (ii) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

     PROVIDED, HOWEVER, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments, (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment or (C) such obligation or security has a remaining term to maturity in excess of one (1) year.

     "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

     "PERSONAL PROPERTY" shall have the meaning set forth in the granting clauses of the Mortgages.

     "PHYSICAL CONDITIONS REPORT" shall mean a report prepared by a company satisfactory to Lender regarding the physical condition of an Individual Property, satisfactory in form and substance to Lender in its sole discretion.

     "POLICIES" shall have the meaning specified in Section 8.1(b) hereof.

     "PROHIBITED TRANSFER" shall have the meaning set forth in Section 7.2 hereof.

     "PROPERTIES" shall mean, collectively, each and every Individual Property which is subject to the terms of this Agreement, all of which are listed on
Schedule II attached hereto and made part hereof.

     "QUALIFIED MANAGER" shall mean (a) Manager or (b) a reputable and experienced professional management organization (i) which manages, together with its Affiliates, at least ten (10) shopping centers totaling at least 1,000,000 square feet of gross leasable area exclusive of the Properties and
(ii) approved by Lender, which approval shall not have been unreasonably withheld and for which Lender shall have received written confirmation from the Rating Agencies that the employment of such manager will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings issued in connection with a Securitization, or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization.

     "RATE CAP" shall mean an interest rate cap with a maturity date of the initial Maturity Date entered into with Bank of America, N.A. or an Acceptable Counterparty with a notional amount equal to the Loan for the term of the Loan and a LIBOR strike price not greater than eight and five tenths percent (8.5%); PROVIDED, HOWEVER, that in the event the rating of the counterparty (including, but not limited to, Bank of America, N.A.) to any Rate Cap is downgraded, such Rate Cap will be replaced by a Rate Cap in the same form and substance as the Rate Cap purchased by the Borrowers in connection with the closing of the Loan and shall be obtained from a counterparty with a credit rating meeting the requirements set forth hereinabove with respect to an Acceptable Counterparty; and PROVIDED, FURTHER, such Rate Cap shall be accompanied by legal opinions regarding the Rate Cap, in form and substance acceptable to Lender, including, without limitation opinions with respect to (i) enforceability, (ii) payment priority, (iii) choice of law and (iv) enforcement of judgments. Furthermore, each Rate Cap shall provide for (i) the calculation of interest, (ii) the determination of the interest rate, (iii) the modification of the Interest Period and (iv) the distribution of payments thereunder to be identical to the definition of Interest Period set forth herein.

     "RATE CAP AGREEMENT" shall mean the agreement for a Rate Cap purchased by Borrowers entered into with an Acceptable Counterparty.

     "RATING AGENCIES" shall mean each of S&P, Moody's and Fitch, or any other nationally-recognized statistical rating agency which has been approved by Lender.

     "REA" shall mean any "construction, operation and reciprocal easement agreement" or similar agreement (including any "separate agreement" or other agreement between a Borrower and one or more other parties to an REA with respect to such REA) affecting an Individual Property or portion thereof.

     "RELEASE" shall have the meaning set forth in Section 12.5 hereof.

     "REMIC TRUST" shall mean a "real estate mortgage investment conduit" (within the meaning of Section 860D, or applicable successor provisions, of the Code) that holds the Note.

     "RENT ROLL" shall have the meaning set forth in Section 4.25 hereof.

     "RENTS" shall have the meaning set forth in the Mortgages.

     "REPLACEMENT RATE CAP" shall mean an interest rate cap from an Acceptable Counterparty with terms identical to the Rate Cap.

     "REPLACEMENT RESERVE ACCOUNT" shall have the meaning set forth in Section 9.2(b) hereof.

     "REPLACEMENT RESERVE FUNDS" shall have the meaning set forth in Section 9.2(b) hereof.

     "REPLACEMENT RESERVE MONTHLY DEPOSIT" shall have the meaning set forth in
Section 9.2(b) hereof.

     "REPLACEMENTS" shall have the meaning set forth in Section 9.2(a) hereof.

     "REQUIRED REPAIR ACCOUNT" shall have the meaning set forth in Section 9.1(b) hereof.

     "REQUIRED REPAIR FUNDS" shall have the meaning set forth in Section 9.1(b) hereof.

     "REQUIRED REPAIRS" shall have the meaning set forth in Section 9.1(a) hereof.

     "REQUIRED WORK" shall have the meaning set forth in Section 9.4 hereof.

     "RESERVE ACCOUNTS" shall mean the Tax and Insurance Reserve Account, the Replacement Reserve Account, the Required Repair Account or any other escrow account established by the Loan Documents.

     "RESERVE FUNDS" shall mean the Tax and Insurance Reserve Funds, the Replacement Reserve Funds, the Required Repair Funds or any other escrow funds established by the Loan Documents.

     "RESERVE PERCENTAGE" shall mean, with respect to any day of any Interest Period, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirement (including basic, supplemental, emergency, special and marginal reserves) generally applicable to financial institutions regulated by the Federal Reserve Board comparable in size and type to Lender in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on the Loan is determined), whether or not Lender has any Eurocurrency liabilities or such requirement otherwise in fact applies to Lender. The LIBOR Rate shall be adjusted automatically as of the effective date of each change in the Reserve Percentage. As of the date hereof, the Reserve Percentage is zero, however, there can be no assurance as to what such amount may be in the future.

     "RESTORATION" shall mean, following the occurrence of a Casualty or a Condemnation which is of a type necessitating the repair of an Individual Property, the completion of the repair and restoration of such Individual Property as nearly as possible to the condition such Individual

Property was in immediately prior to such Casualty or Condemnation, with such alterations as may be reasonably approved by Lender.

     "RESTORATION CONSULTANT" shall have the meaning set forth in Section 8.4(b)(iii) hereof.

     "RESTORATION RETAINAGE" shall have the meaning set forth in Section 8.4(b)(iv) hereof.

     "RESTRICTED PARTY" shall have the meaning set forth in Section 7.1 hereof.

     "SALE OR PLEDGE" shall have the meaning set forth in Section 7.1 hereof.

     "SECURITIES" shall have the meaning set forth in Section 13.1 hereof.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "SECURITIES LIABILITIES" shall have the meaning set forth in Section 3.5 hereof.

     "SECURITIZATION" shall have the meaning set forth in Section 13.1 hereof.

     "SECURITIZATION CLOSING DATE" shall mean a date selected by Lender in its sole discretion by providing not less than twenty-four (24) hours prior notice to Borrower.

     "SELECTED DAY" means the fifteenth (15th) day of each calendar month or such other date as determined by the Lender pursuant to Section 2.2(d) hereof.

     "SPE COMPONENT ENTITY" shall have the meaning set forth in Section 6.l(b) hereof.

     "SPECIAL MEMBER" shall have the meaning set forth in Section 6.1(c).

     "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "STATE" shall mean the state or states in which the Properties or any part thereof are located.

     "STATIC LIBOR RATE" shall have the meaning set forth in Section 2.2(b) hereof.

     "STATIC LIBOR RATE LOAN" shall have the meaning set forth in Section 2.3(f)(iii) hereof.

     "TAX AND INSURANCE RESERVE FUNDS" shall have the meaning set forth in
Section 9.6 hereof.

     "TAX AND INSURANCE RESERVE ACCOUNT" shall have the meaning set forth in
Section 9.6 hereof.

     "TAXES" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against an Individual Property or part thereof.

     "TENANT" shall mean any Person leasing, subleasing or otherwise occupying any portion of an Individual Property under a Lease or other occupancy agreement with a Borrower.

     "TITLE INSURANCE POLICIES" shall mean those certain ALTA mortgagee title insurance policies issued with respect to the Properties and insuring the lien of the Mortgages.

     "TRANSFEREE" shall have the meaning set forth in Section 7.5 hereof.

     "TRIBUNAL" shall mean any state, commonwealth, federal, foreign, territorial or other court or governmental department, commission, board, bureau, district, authority, agency, central bank, or instrumentality, or any arbitration authority.

     "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State where the applicable Property is located.

     Section 1.2.    PRINCIPLES OF CONSTRUCTION

     All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

                                   ARTICLE 2.
                                  GENERAL TERMS

     Section 2.1.    LOAN COMMITMENT; DISBURSEMENT TO BORROWERS

     (a) Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrowers hereby agree to accept the Loan on the Closing Date.

     (b) Borrowers may request and receive only one borrowing in respect of the Loan and any amount borrowed and repaid in respect of the Loan may not be reborrowed.

     (c) The Loan shall be evidenced by the Note and secured by the Mortgages and the other Loan Documents.

     (d) Borrowers shall use the proceeds of the Loan to (i) pay the purchase price for acquiring the Properties, (ii) pay certain costs and expenses in connection with the closing of the Loan, as approved by Lender, (iii) make deposits into the Reserve Funds on the Closing Date in the amounts provided herein, (iv) fund any working capital requirements of the Properties, and (v) distribute the balance, if any, to its members or beneficiaries.

     Section 2.2.    INTEREST RATE

     (a) NOTE RATE. Interest on the outstanding principal balance of the Loan shall bear interest at the Note Rate. Except as otherwise set forth in this Agreement, interest shall be paid in arrears.

     (b) UNAVAILABILITY OF LIBOR RATE. In the event that Lender shall have determined (which determination shall be conclusive and binding upon Borrowers absent manifest error) that by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate, then Lender shall forthwith give notice by telephone of such determination, confirmed in writing, to Borrowers at least one (1) day prior to the last day of the related Interest Period. If such notice is given, the Note Rate, commencing with the first (1st) day of the next succeeding Interest Period, shall be the LIBOR Rate in effect for the most recent Interest Period (the "Static LIBOR Rate").

             If, pursuant to the terms of this Agreement, the Loan has been converted to the Static LIBOR Rate and Lender shall determine (which determination shall be conclusive and binding upon Borrowers absent manifest error) that the event(s) or circumstance(s) which resulted in such conversion shall no longer be applicable, Lender shall give notice thereof to Borrowers, and the Static LIBOR Rate shall convert to the LIBOR Rate effective on the first day of the next succeeding Interest Period. Notwithstanding any provision of this Agreement to the contrary, in no event shall Borrowers have the right to elect to convert from the LIBOR Rate to the Static LIBOR Rate.

     (c) COMPUTATIONS AND DETERMINATIONS. All interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day of an Interest Period). Lender shall determine each interest rate applicable to the Debt in accordance with this Agreement and its determination thereof shall be conclusive in the absence of manifest error. The books and records of Lender shall be prima facie evidence of all sums owing to Lender from time to time under this Agreement, but the failure to record any such information shall not limit or affect the obligations of Borrowers under the Loan Documents.

     (d) SELECTED DAY. Prior to a Securitization, Lender may in its sole discretion change the day of the month that will constitute the Selected Day.

     (e) DEFAULT RATE. Any principal of, and to the extent permitted by applicable law, any interest on the Note, and any other sum payable hereunder, which is not paid when due shall bear interest from the date due and payable until paid, payable on demand, at a rate per annum (the "Default Rate") equal to the Note Rate plus four percent (4%).

     (f) USURY SAVINGS. This Agreement and the Note are subject to the express condition that at no time shall Borrowers be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this Agreement or the other Loan Documents, Borrowers are at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the LIBOR Rate, the

Static LIBOR Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

     Section 2.3.    LOAN PAYMENTS

     (a) PAYMENTS. Borrowers jointly and severally agree to pay sums under the Note in installments as follows:

             (i) a payment on the Closing Date of all interest that will accrue on the principal amount of the Note from and including the Closing Date up to, but excluding, the Selected Day first occurring after the Closing Date;

             (ii)    a payment of interest only on each Payment Date; and

             (iii) the outstanding principal amount and all interest thereon shall be due and payable on the Payment Date occurring in August, 2007 (the "MATURITY DATE"), unless the Maturity Date is extended pursuant to Section 2.3(b) below.

     (b) EXTENSION OF THE MATURITY DATE. Borrowers shall have the option to extend the term of the Loan beyond the initial Maturity Date for three (3) successive terms (each, an "EXTENSION OPTION") of one (1) year each to (x) the Payment Date occurring in August, 2008, and (y) the Payment Date occurring in August, 2009 and (z) the Payment Date occurring in August, 2010 (each such date, the "EXTENDED MATURITY DATE"), respectively, and, as to each Extension Option, upon satisfaction of the following terms and conditions:

             (i) no Event of Default shall have occurred and be continuing at the time the applicable Extension Option is exercised and on the date that the applicable extension term is commenced;

             (ii) Borrowers shall notify Lender of their irrevocable election to extend the Maturity Date as aforesaid not earlier than three (3) months, and no later than one (1) month, prior to the then applicable Maturity Date;

             (iii) Borrowers shall obtain and deliver to Lender prior to exercise of such Extension Option, one or more Replacement Rate Caps, which Replacement Rate Caps shall be effective commencing on the first day of such Extension Option and shall have a maturity date not earlier than the Maturity Date as extended pursuant to the terms of this Section 2.3; and

             (iv) in connection with each Extension Option, Borrowers shall have delivered to Lender together with their notice pursuant to this subsection (b) of this Section 2.3 and as of the commencement of the applicable Extension Option, Officer's Certificates in form acceptable to the Lender certifying that each of the representations and warranties of Borrowers contained in the Loan Documents is true, complete and correct in all material respects as of the date of such Officer's Certificate to the extent such representations and warranties are not matters which by their nature can no longer be true and correct as a result of the passage of time.

     The Extension Option, if exercised, must be exercised by all the Borrowers.

     All references in this Agreement and in the other Loan Documents to the Maturity Date shall mean the applicable Extended Maturity Date in the event the applicable Extension Option is exercised.

     (c) PAYMENTS AFTER DEFAULT. Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Loan shall accrue at the Default Rate. Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the earlier of (x) the actual receipt and collection of the Debt (or that portion thereof that is then due) and (y) the cure of such Event of Default. To the extent permitted by applicable law, interest at the Default Rate shall be added to the Debt, shall itself accrue interest at the same rate as the Loan and shall be secured by the Mortgages. This paragraph shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default; the acceptance of any payment from Borrowers shall not be deemed to cure or constitute a waiver of any Event of Default; and Lender retains its rights under this Agreement to accelerate and to continue to demand payment of the Debt upon the happening of and during the continuance of any Event of Default, despite any payment by a Borrower to Lender.

     (d) LATE PAYMENT CHARGE. If any principal or interest payment is not paid by Borrowers on or before the date on which it is due, Borrowers shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Mortgages and the other Loan Documents to the extent permitted by applicable law.

     (e) METHOD AND PLACE OF PAYMENT. Each payment by Borrowers hereunder or under the Note shall be payable at Bank of America, N.A., P.O. Box 65585, Charlotte, NC 28265-0585, or at such other place as the Lender may designate from time to time in writing, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrowers. Each payment by Borrowers hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 11:00 a.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrowers. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day preceding such scheduled due date.

     (f)     ADDITIONAL PAYMENT PROVISIONS.

             (i) If at any time after the date hereof, Lender (which shall include, for purposes of this Section, any corporation controlling Lender) reasonably determines that due to the adoption or modification of any Legal Requirement regarding taxation, Lender's required levels of reserves, deposits, Federal Deposit Insurance Corporation insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any Tribunal or compliance of Lender with any of such requirements, has or would have the effect of (a) increasing Lender's costs relating to the Loan, or (b) reducing the yield or rate of return of Lender on the Loan, to a level below that which Lender could have achieved but for the adoption or modification of any such Legal Requirements, Borrowers shall, within fifteen (15) days of any request by Lender, pay to Lender such additional amounts as (in Lender's sole judgment, after good faith and reasonable computation) will compensate Lender for such increase in costs or reduction in yield or rate of return of Lender (a "Consequential Loss"). No failure by Lender to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of Lender's right to demand payment of such amounts at any subsequent time. Nothing herein contained shall be construed or so operate as to require Borrowers to pay any interest, fees, costs or charges greater than is permitted by applicable Law.

             (ii) All payments made by Borrowers hereunder shall be made free and clear of, and without reduction for or on account of, income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, reserves or withholdings imposed, levied, collected, withheld or assessed by any Governmental Authorities, which are imposed, enacted or become effective on or after the date hereof (such non-excluded taxes being referred to collectively as "Foreign Taxes"), excluding income and franchise taxes of the United States of America or any political subdivision or taxing authority thereof or therein. If any Foreign Taxes are required to be withheld from any amounts payable to Lender hereunder and such Foreign Taxes are not a result of activities of Lender unrelated to the Loan or Borrowers, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all Foreign Taxes) interest or any such other amounts payable hereunder at the rate or in the amounts specified hereunder. Whenever any Foreign Tax is payable pursuant to applicable law by Borrowers, as promptly as possible thereafter, Borrowers shall send to Lender an original official receipt, if available, or certified copy thereof showing payment of such Foreign Tax. Borrowers hereby jointly and severally indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender which may result from any failure by Borrowers to pay any such Foreign Tax when due to the appropriate taxing authority of which Lender shall have provided Borrowers with prior written notice, if possible, or any failure by Borrowers to remit to Lender the required receipts or other required documentary evidence. Lender's inability to notify Borrowers of any such Foreign Tax in accordance with the immediately preceding sentence shall in no way relieve Borrowers of their obligations under this Section 2.3(f)(ii).

             (iii) If any requirement of law or any change therein or in the interpretation or application thereof, shall hereafter make it unlawful for Lender to make or maintain a Loan with the Note Rate being based on LIBOR as contemplated hereunder, (x) the obligation of Lender hereunder to make such Loan based on LIBOR or to convert the Loan from the Static LIBOR Rate to the LIBOR Rate shall be canceled forthwith and (y) any outstanding LIBOR Loan shall be converted automatically to a loan bearing interest at the Static LIBOR Rate (the "STATIC LIBOR RATE LOAN") on the next succeeding Payment Date or within such earlier period as required by law. Borrowers hereby agree promptly to pay Lender, upon demand, any additional amounts necessary to compensate Lender for any costs incurred by Lender in making any conversion in accordance with this Agreement, including, without limitation, any interest or fees payable by Lender to lenders of funds obtained by it in order to make or maintain the LIBOR Loan hereunder. If Lender becomes entitled to claim any additional amounts pursuant to this
     Section 2.3(f)(iii), Lender shall provide Borrowers with not less than ninety (90) days written notice specifying in reasonable detail the event by reason of which it has become so entitled and the additional amount required to fully compensate Lender for such additional costs. Lender's notice of such costs, as certified to Borrowers, shall be conclusive absent manifest error.

             (iv) In the event that any change in any requirement of law or in the interpretation or application thereof, or compliance by Lender with any request or directive (whether or not having the force of law) hereafter issued from any central bank or other Governmental Authority:

                     (A) shall hereafter impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of the LIBOR Rate hereunder,

                     (B) shall hereafter have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by any amount deemed by Lender to be material; or

                     (C) shall hereafter impose on Lender any other condition and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining loans or extensions of credit or to reduce any amount receivable hereunder;

then, in any such case, Borrowers shall promptly pay Lender, upon demand, any additional amounts necessary to compensate Lender for such additional cost or reduced amount receivable which Lender deems to be material as determined by Lender. If Lender becomes entitled to claim any additional amounts pursuant to this Section 2.3(f)(iv), Lender shall provide Borrowers with not less than ninety (90) days written notice specifying in reasonable detail the event by reason of which it has become so entitled and the additional amount required to fully compensate Lender for such additional cost or reduced amount. A certificate as to any additional costs or amounts payable pursuant to the foregoing sentence submitted by Lender to Borrowers shall be conclusive in the absence of manifest error. This provision shall survive payment of the Note and the satisfaction of all other obligations of Borrowers under this Agreement and the Loan Documents.

             (v)     Borrowers agree, jointly and severally, to indemnify
     Lender and to hold Lender harmless from any loss or expense which Lender sustains or incurs as a consequence of (x) any default by Borrowers in payment of the principal of or interest on a LIBOR Loan, including, without limitation, any such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain a LIBOR Loan hereunder, (y) any prepayment (whether voluntary or mandatory) of the LIBOR Loan that did not include all interest which had accrued (or would have accrued) at the Note Rate through the end of the related Interest Period, including, without limitation, such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the LIBOR Loan hereunder, and (z) the conversion (for any reason whatsoever, whether voluntary or involuntary) of the Note Rate from the LIBOR Rate to the Static LIBOR Rate with respect to any portion of the outstanding principal amount of the Loan then bearing interest at the LIBOR Rate on a date other than the Payment Date immediately following the last day of an Interest Period, including, without limitation, such loss or expenses arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain a LIBOR Loan hereunder (the amounts referred to in clauses (x), (y) and (z) are herein referred to collectively as the "BREAKAGE COSTS"). This provision shall survive payment of the Note in full and the satisfaction of all other obligations of Borrowers under this Agreement and the other Loan Documents.

             (vi) Lender shall not be entitled to claim compensation pursuant to this Section 2.3(f) for any Foreign Taxes, increased cost or reduction in amounts received or receivable hereunder, or any reduced rate of return, which was incurred or which accrued more than one hundred eighty
     (180) days before the date Lender notified Borrowers of the change in law or other circumstance on which such claim of compensation is based and delivered to Borrowers a written statement setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.3(f), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

             (vii) Borrowers shall pay to Lender such amount or amounts as will compensate Lender for any loss, cost, expense, penalty, claim or liability, including any loss incurred in obtaining, prepaying, liquidating or employing deposits or other funds from third parties and any loss of yield, as determined by Lender in its judgment reasonably exercised incurred by it with respect to the Loan as a result of the payment or prepayment of any amount on a date other than the date such amount is required or permitted to be paid or prepaid; provided that Lender delivers to Borrowers a certificate as to the amounts of such costs described herein, which certificate shall be conclusive in the absence of manifest error. Lender shall have no obligation to purchase, sell and/or match funds in connection with the funding or maintaining of the Loan or any portion thereof. The obligations of Borrowers under this Section shall survive any termination of the Loan Documents and payment of the Note and shall not be waived by any delay by Lender in seeking such compensation.

             (viii) All payments made by Borrowers hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaims.

             (ix) Remittances in payment of any part of the Loan in less than the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practices of the collecting bank or banks.

     (g) The maximum principal sum secured by the mortgage on the Individual Properties located in the State of New York (the "New York Mortgage") at execution of this Agreement or which under any contingency may be secured thereby at any time in the future is $126,603,750.00, plus (i) taxes, charges or assessments which may be imposed by law upon such Individual Properties, (ii) premiums or insurance policies covering such Individual Properties and (iii) expenses incurred in upholding the Lien of the New York Mortgage, including, but not limited to, (x) the expenses of any litigation to prosecute or defend the rights and Lien created by the New York Mortgage, (y) any amount, cost or charges to which Lender becomes subrogated upon payment, whether under recognized principles of law or equity or under express statutory authority and
(z) interest at the Default Rate (or regular interest rate).

     Section 2.4.    PREPAYMENTS.

     (a)     VOLUNTARY PREPAYMENTS.

             (i) PREPAYMENT IN FULL. Borrowers may prepay the Loan in full at any time on not less than sixty (60), but no more than ninety (90), days' prior written notice provided that (A) any prepayment that is made during the first six (6) months after the Closing Date shall include a prepayment premium equal to 0.90% of the Loan, (B) any prepayment that is made during the seventh (7th) month through and including the twelfth
     (12th) month after the Closing Date shall include a prepayment premium equal to 0.75% of the Loan and (C) any prepayment that is made during the thirteenth (13th) month through and including the eighteenth (18th) month after the Closing Date shall include a prepayment premium equal to 0.50% of the Loan. No prepayment premium shall be payable with respect to a prepayment that is made during the nineteenth (19th) month through and including the Maturity Date. Any prepayment that is made on a date that is not a monthly Payment Date shall also include the full interest amount that would be due if the Loan had been outstanding through the entire related interest period.

             (ii) PARTIAL PREPAYMENT. Borrowers may prepay a portion of the Loan allocated to an Individual Property (the portion of the Loan allocated to each Individual Property, as shown on Schedule II attached hereto and made part hereof, an "ALLOCATED

     AMOUNT") and Lender shall release such Individual Property from the related Mortgage thereon in connection with the sale of such Individual Property to a third party purchaser, provided that (A) Lender is paid 110% of the Allocated Amount for the Individual Property to be released, (B) the Debt Service Coverage Ratio of the Properties remaining after the release of the Individual Property shall not be less than (x) the Debt Service Coverage Ratio of the Properties that existed immediately prior to the release and
     (y) the Debt Service Coverage Ratio of the Properties that existed as of the Closing Date, each as determined by Lender, and (C) Lender shall be paid a processing fee of $5,000 for each release. Any prepayment made under this sub-paragraph (ii) shall also include the prepayment premium for the amount prepaid calculated as provided in the foregoing sub-paragraph (i), if applicable, and if such prepayment occurs on a date that is not a monthly Payment Date, the full interest amount that would be due with respect to the portion of the Loan being prepaid through the next monthly Payment Date.

     (b) INSURANCE AND CONDEMNATION PROCEEDS; EXCESS INTEREST. Notwithstanding any other provision herein to the contrary, and provided no Default exists, Borrowers shall not be required to pay any prepayment premium in connection with any prepayment occurring solely as a result of (i) the application of Insurance Proceeds or Condemnation Proceeds pursuant to the terms of the Loan Documents, or (ii) the application of any interest in excess of the maximum rate permitted by applicable law to the reduction of the Loan.

     (c) APPLICATION OF PAYMENTS. All voluntary and involuntary prepayments on the Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining principal amount, and any other sums due and unpaid to Lender in connection with the Loan, in such manner and order as Lender may elect in its sole and absolute discretion. Following the occurrence of an Event of Default, any payment made on the Note shall be applied to accrued but unpaid interest, late charges, accrued fees, the unpaid principal amount of the Note, and any other sums due and unpaid to Lender in connection with the Loan, in such manner and order as Lender may elect in its sole and absolute discretion. Notwithstanding anything to the contrary contained in this paragraph (c), any payments made in reduction of the principal amount of the Loan shall be applied first in reduction of that portion of the Debt in excess of the sums secured by the New York Mortgage, in such order as Lender shall elect (it being the intention of Borrower and Lender that the payments in reduction of the Debt shall not reduce the sums secured by the New York Mortgage until such time as the Debt shall have been reduced to $131,125,000.00 or less).

                                   ARTICLE 3.
                              CONDITIONS PRECEDENT

     The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrowers or waiver by Lender of all the conditions precedent to closing set forth in the application or term sheet for the Loan delivered by Borrowers to Lender and any commitment rider to the application for the Loan issued by Lender

                                   ARTICLE 4.
                         REPRESENTATIONS AND WARRANTIES

     Each Borrower and, where specifically indicated, Borrower Principal represent and warrant to Lender as of the Closing Date that:

     Section 4.1.    ORGANIZATION

     Each Borrower and Borrower Principal (when not an individual) (a) has been duly organized and is validly existing and in good standing with requisite power and authority to own its properties and to transact the businesses in which it is now engaged, (b) is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations, (c) possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of each Borrower is the ownership, management and operation of the Individual Property which it owns, and (d) in the case of each Borrower, has full power, authority and legal right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Individual Property which it owns, pursuant to the terms of the Loan Documents, and in the case of each Borrower and Borrower Principal, has full power, authority and legal right to keep and observe all of the terms of the Loan Documents to which it is a party. Each Borrower and Borrower Principal represent and warrant that the chart attached hereto as Exhibit A sets forth an accurate listing of the direct and indirect owners of the equity interests in each Borrower, each SPE Component Entity (if any) and Borrower Principal (when not an individual).

     Section 4.2.    STATUS OF EACH BORROWER

     Each Borrower's exact legal name is correctly set forth on the first page of this Agreement, on the Mortgage which is a lien on the Individual Property owned by such Borrower and on any UCC-1 Financing Statements filed in connection with the Loan. Each Borrower is an organization of the type specified on the first page of this Agreement. Each Borrower is organized under the laws of the state of Delaware. Each Borrower's principal place of business and chief executive office, and the place where such Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording, including software, writings, plans, specifications and schematics, has been for the preceding four months (or, if less, the entire period of the existence of such Borrower) the address of such Borrower set forth on the first page of this Agreement. Each Borrower's organizational identification number, if any, assigned by the state of incorporation or organization is set forth on the signature page of this Agreement.

     Section 4.3.    VALIDITY OF DOCUMENTS

     Each Borrower and Borrower Principal have taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which they are parties. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of each Borrower and Borrower Principal and constitute the legal, valid and binding obligations of each Borrower and Borrower Principal enforceable against each

Borrower and Borrower Principal in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     Section 4.4.    NO CONFLICTS

     The execution, delivery and performance of this Agreement and the other Loan Documents by Borrowers and Borrower Principal will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrowers or Borrower Principal pursuant to the terms of any agreement or instrument to which Borrowers or Borrower Principal is a party or by which any of Borrowers' or Borrower Principal's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over any Borrower or Borrower Principal or any of Borrowers' or Borrower Principal's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by any Borrower or Borrower Principal of this Agreement or any of the other Loan Documents has been obtained and is in full force and effect.

     Section 4.5.    LITIGATION

     There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to Borrowers' or Borrower Principal's knowledge, threatened against or affecting any Borrower, Borrower Principal, Manager or any Individual Property, which actions, suits or proceedings, if determined against a Borrower, Borrower Principal, Manager or such Individual Property, would materially adversely affect the condition (financial or otherwise) or business of such Borrower or Borrower Principal or the condition or ownership of such Individual Property.

     Section 4.6.    AGREEMENTS

     None of the Borrowers is party to any agreement or instrument or subject to any restriction which would materially and adversely affect Borrowers or the Properties, or Borrowers' business, properties or assets, operations or condition, financial or otherwise. Borrowers are not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which they are parties or by which they or the Properties are bound. Borrowers have no material financial obligation under any agreement or instrument to which Borrowers are a party or by which Borrowers or the Properties are otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Properties and (b) obligations under the Loan Documents.

     Section 4.7.    SOLVENCY

     Borrowers and Borrower Principal have (a) not entered into the transaction or executed the Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for their obligations under such Loan Documents. Giving effect to the Loan, the fair saleable value of the assets of Borrowers and Borrower Principal exceeds and will, immediately following the making of the Loan, exceed the total liabilities of Borrowers and Borrower Principal, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. No petition in bankruptcy has been filed against any Borrower, Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager in the last ten (10) years, and none of the Borrowers or Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager in the last ten (10) years has made an assignment for the benefit of creditors or taken advantage of any Creditors Rights Laws. Neither any Borrower nor Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager is contemplating either the filing of a petition by it under any Creditors Rights Laws or the liquidation of all or a major portion of its assets or property, and Borrowers have no knowledge of any Person contemplating the filing of any such petition against any Borrower or Borrower Principal, any SPE Component Entity (if any) or Affiliated Manager.

     Section 4.8.    FULL AND ACCURATE DISCLOSURE

     No statement of fact made by or on behalf of any Borrower or Borrower Principal in this Agreement or in any of the other Loan Documents or in any other document or certificate delivered by or on behalf of Borrowers or Borrower Principal contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no material fact presently known to Borrowers or Borrower Principal which has not been disclosed to Lender which adversely affects, nor as far as Borrowers or Borrower Principal can reasonably foresee, might adversely affect, the Properties or any of them, or the business, operations or condition (financial or otherwise) of Borrowers or Borrower Principal.

     Section 4.9.    NO PLAN ASSETS

     None of the Borrowers is an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrowers constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) none of the Borrowers is a "governmental plan" within the meaning of Section 3(32) of ERISA and (b) transactions by or with Borrowers are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Internal Revenue Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Agreement.

     Section 4.10.   NOT A FOREIGN PERSON

     None of the Borrowers or Borrower Principal is a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

     Section 4.11.   ENFORCEABILITY

     The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by any Borrower, including the defense of usury, nor would the operation of any of the

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terms of the Loan Documents, or the exercise of any right thereunder, render the
Loan Documents unenforceable, and neither Borrowers nor Borrower Principal has asserted any right of rescission, set-off, counterclaim or defense with respect thereto. No Default or Event of Default exists under or with respect to any Loan Document.

     Section 4.12.   BUSINESS PURPOSES

     The Loan is solely for the business purpose of Borrowers, and is not for personal, family, household, or agricultural purposes.

     Section 4.13.   COMPLIANCE

     Except as expressly disclosed by Borrowers to Lender in writing in connection with the closing of the Loan, to the best of Borrowers' knowledge Borrowers and the Properties, and the use and operation thereof, comply in all material respects with all Legal Requirements, including, without limitation, building and zoning ordinances and codes and the Americans with Disabilities Act. To Borrowers' knowledge, none of the Borrowers is in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority and none of the Borrowers has received written notice of any such default or violation. There has not been committed by Borrowers or, to Borrowers' knowledge, any other Person in occupancy of or involved with the operation or use of any of the Properties any act or omission affording any Governmental Authority the right of forfeiture as against any of the Properties or any part thereof or any monies paid in performance of Borrowers' obligations under any of the Loan Documents.

     Section 4.14.   FINANCIAL INFORMATION

     All financial data, including, without limitation, the balance sheets, statements of cash flow, statements of income and operating expense and rent rolls, that have been delivered to Lender in respect of Borrowers, Borrower Principal and/or the Properties (a) are true, complete and correct in all material respects, (b) accurately represent the financial condition of Borrowers, Borrower Principal or the Properties, as applicable, as of the date of such reports, and (c) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with federal tax basis accounting throughout the periods covered, except as disclosed therein. Borrowers do not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrowers and reasonably likely to have a material adverse effect on the Properties or the current and/or intended operation thereof, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrowers or Borrower Principal from that set forth in said financial statements.

     Section 4.15.   CONDEMNATION

     No Condemnation or other proceeding has been commenced or, to Borrowers' best knowledge, is threatened or contemplated with respect to all or any portion of any Individual Property or for the relocation of roadways providing access to any Individual Property.

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     Section 4.16.   UTILITIES AND PUBLIC ACCESS; PARKING

     To the best of Borrowers' knowledge, each Individual Property has adequate rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Individual Property for full utilization for its intended uses. All public utilities necessary to the full use and enjoyment of the Properties as currently used and enjoyed are located either in the public right-of-way abutting each Individual Property (which are connected so as to serve the Individual Property without passing over other property) or in recorded easements serving the Individual Property and such easements are set forth in and insured by a Title Insurance Policy. All roads necessary for the use of the Properties for their current purposes have been completed and dedicated to public use and accepted by all Governmental Authorities. Each Individual Property has, or is served by, parking to the extent required to comply with all Legal Requirements.

     Section 4.17.   SEPARATE LOTS

     Each Individual Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with such Individual Property or any portion thereof.

     Section 4.18.   ASSESSMENTS

     To Borrowers' knowledge after due inquiry, there are no pending or proposed special or other assessments for public improvements or otherwise affecting any of the Properties, nor are there any contemplated improvements to any of the Properties that may result in such special or other assessments.

     Section 4.19.   INSURANCE

     Borrowers have obtained and have delivered to Lender certified copies of all Policies or, to the extent such Policies are not available as of the Closing Date, certificates of insurance with respect to all such Policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No claims have been made under any of the Policies, and to Borrowers' knowledge, no Person, including any Borrower, has done, by act or omission, anything which would impair the coverage of any of the Policies.

     Section 4.20.   USE OF PROPERTY

     The Properties are used exclusively for general commercial purposes and other appurtenant and related uses.

     Section 4.21.   CERTIFICATE OF OCCUPANCY; LICENSES

     All certificates of occupancy and to Borrowers' knowledge certifications, permits, licenses and approvals, including, without limitation, certificates of completion and any applicable liquor license required for the legal use, occupancy and operation of the Properties for the purpose intended herein, have been obtained and are valid and in full force and effect.

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Borrowers shall keep and maintain all licenses necessary for the operation of the Properties for the purpose intended herein. The use being made of the Properties is in conformity with the certificates of occupancy and any permits or licenses issued for the Properties.

     Section 4.22.   FLOOD ZONE

     None of the Improvements on the Properties is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards, or, if any portion of the Improvements is located within such area, Borrowers have obtained the insurance prescribed in Section 8.1(a)(i).

     Section 4.23.   PHYSICAL CONDITION

     Except as set forth in the Physical Condition Reports, to Borrowers' knowledge after due inquiry, the Properties, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects. Except as set forth in the Physical Condition Reports, to Borrowers' knowledge after due inquiry, there exist no structural or other material defects or damages in any Individual Property, as a result of a Casualty or otherwise, and whether latent or otherwise. Borrowers have not received notice from any insurance company or bonding company of any defects or inadequacies in any Individual Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

     Section 4.24.   BOUNDARIES

     (a) None of the Improvements which were included in determining the appraised value of the Properties lie outside the boundaries and building restriction lines of the Properties to any material extent, and (b) no improvements on adjoining properties encroach upon any of the Properties and no easements or other encumbrances upon any of the Properties encroach upon any of the Improvements so as to materially affect the value or marketability of any of the Properties.

     Section 4.25.   LEASES AND RENT ROLL

     Borrowers have delivered to Lender a true, correct and complete rent roll for each of the Properties (a "RENT ROLL") which includes all Leases affecting each of the Properties (including schedules for all executed Leases for Tenants not yet in occupancy or under which the rent commencement date has not occurred). Except as set forth in the Rent Roll (as same has been updated by written notice thereof to Lender) and estoppel certificates delivered to Lender on or prior to the Closing Date: (a) each Lease is in full force and effect; (b) the premises demised under the Leases have been completed and the Tenants under the Leases have accepted possession of and are in occupancy of all of their respective demised premises; (c) the Tenants under the Leases have commenced the payment of rent under the Leases, there are no offsets, claims or defenses to the enforcement thereof, and Borrowers have no monetary obligations to any Tenant under any Lease; (d) all Rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than thirty
(30) days in advance; (e) the rent payable under each Lease is the amount of fixed rent set forth in the Rent Roll, and there is no claim or basis for a claim by the Tenant thereunder for an offset or adjustment to the rent; (f) no Tenant has made any written claim of a material default against the landlord under any Lease which remains outstanding nor has any Borrower or Manager received, by telephonic, in-person, e-mail or other communication, any notice of a material default under any Lease; (g) to Borrowers' knowledge there is no present material default by the Tenant under any Lease; (h) all security deposits under the Leases have been collected by Borrowers; (i) each Borrower is the sole owner of the entire landlord's interest in each Lease affecting the Individual Property owned by such Borrower; (j) each Lease is the valid, binding and enforceable obligation of the Borrower owning the Individual Property subject to such lease and the applicable Tenant thereunder and there are no agreements with the Tenants under the Leases other than as expressly set forth in the Leases; (k) no Person has any possessory interest in, or right to occupy, any of the Properties or any portion thereof except under the terms of a Lease;
(l) none of the Leases contains any option or offer to purchase or right of first refusal to purchase an Individual Property or any part thereof except that
(i) Home Depot USA, Inc. has an option to purchase its demised premises at Home Depot Plaza, Orange, Connecticut and Century III Plaza, West Mifflin, Pennsylvania and a right of first offer with respect to a total or partial sale of the Individual Properties in which its demised premises are located and (ii) the Stop and Shop Supermarket Company has a right of first offer with respect to a total or partial sale of the Mid-Hudson Shopping Center, Poughkeepsie, New York; (m) neither the Leases nor the Rents have been assigned, pledged or hypothecated except to Lender, and no other Person has any interest therein except the Tenants thereunder; and (n) to the best of Borrower's actual knowledge, no conditions exist (to the extent which each Borrower can control such conditions) which now give any Tenant or party the right to "go dark" pursuant to the provision of its Lease and/or the REA.

     Section 4.26.   FILING AND RECORDING TAXES

     All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgages, have been paid or will be paid, and, under current Legal Requirements, the Mortgages are enforceable in accordance with their terms by Lender (or any subsequent holder thereof).

     Section 4.27.   MANAGEMENT AGREEMENTS

     The Management Agreements are in full force and effect and there is no default thereunder by any party thereto and, to Borrowers' knowledge, no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder. No management fees under the Management Agreements are accrued and unpaid.

     Section 4.28.   ILLEGAL ACTIVITY

     No portion of the Properties has been or will be purchased with proceeds of any illegal activity, and no part of the proceeds of the Loan will be used in connection with any illegal activity.

     Section 4.29.   CONSTRUCTION EXPENSES

     All costs and expenses of any and all labor, materials, supplies and equipment used in the construction, maintenance or repair of the Improvements have been paid in full. To Borrowers' knowledge after due inquiry, there are no claims for payment for work, labor or materials affecting the Properties (or any of them) which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents.

     Section 4.30.   PERSONAL PROPERTY

     Borrowers have paid in full for, and are the owners of, all Personal Property (other than Tenants' property) used in connection with the operation of the Properties, free and clear of any and all security interests, liens or encumbrances, except for Permitted Encumbrances and the Lien and security interests created by the Loan Documents.

     Section 4.31.   TAXES

     Borrowers and Borrower Principal have filed all federal, state, county, municipal, and city income, personal property and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. None of the Borrowers nor Borrower Principal knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

     Section 4.32.   PERMITTED ENCUMBRANCES

     None of the Permitted Encumbrances, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by the Loan Documents, materially and adversely affects the value of any of the Properties, impairs the use or the operation of any of the Properties or impairs Borrowers' ability to pay their obligations in a timely manner.

     Section 4.33.   FEDERAL RESERVE REGULATIONS

     No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or prohibited by the terms and conditions of this Agreement or the other Loan Documents.

     Section 4.34.   INVESTMENT COMPANY ACT

     None of the Borrowers is (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     Section 4.35.   RECIPROCAL EASEMENT AGREEMENTS

     (a) To the best of Borrowers' knowledge, neither any of the Borrowers, nor any other party is currently in default (nor has any notice been given or received with respect to an alleged or current default) under any of the terms and conditions of the REA, and the REA remains unmodified and in full force and effect;

     (b) All easements granted pursuant to the REA which were to have survived the site preparation and completion of construction (to the extent that the same has been completed), remain in full force and effect and have not been released, terminated, extinguished or discharged by agreement or otherwise;

     (c) To the best of Borrowers' knowledge, all sums due and owing by Borrowers to the other parties to the REA (or by the other parties to the REA to the Borrowers) pursuant to the terms of the REA, including without limitation, all sums, charges, fees, assessments, costs, and expenses in connection with any taxes, site preparation and construction, non-shareholder contributions, and common area and other property management activities have been paid, are current, and no lien has attached on any of the Properties (or threat thereof been made) for failure to pay any of the foregoing;

     (d) The terms, conditions, covenants, uses and restrictions contained in the REA do not conflict in any manner with any terms, conditions, covenants, uses and restrictions contained in any Lease or in any agreement between any Borrower and occupant of any peripheral parcels, including without limitation, conditions and restrictions with respect to kiosk placement, tenant restrictions (type, location or exclusivity), sale of certain goods or services, and/or other use restrictions; and

     (e) The terms, conditions, covenants, uses and restrictions contained in each Lease do not conflict in any manner with any terms, conditions, covenants, uses and restrictions contained in the REA, any other Lease or in any agreement between any Borrower and occupant of any peripheral parcel, including without limitation, conditions and restrictions with respect to kiosk placement, tenant restrictions (type, location or exclusivity), sale of certain goods or services, and/or other use restrictions.

     Section 4.36.   NO CHANGE IN FACTS OR CIRCUMSTANCES; DISCLOSURE

     All information submitted by Borrowers or their agents to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrowers in this

Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might materially and adversely affect any of the Properties or the business operations or the financial condition of any of the Borrowers. Borrowers have disclosed to Lender all material facts and have not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

     Section 4.37.   INTELLECTUAL PROPERTY

     All trademarks, trade names and service marks necessary to the business of Borrowers as presently conducted or as Borrowers contemplate conducting their business are in good standing and, to the extent of Borrowers' actual knowledge, uncontested. Borrowers have not infringed, are not infringing, and have not received notice of infringement with respect to asserted trademarks, trade names and service marks of others. To Borrowers' knowledge, there is no infringement by others of trademarks, trade names and service marks of any Borrower.

     Section 4.38.   COMPLIANCE WITH ANTI-TERRORISM LAWS

     None of the Borrowers, Borrower Principal or any Person who Controls a Borrower or Borrower Principal currently is identified by the Office of Foreign Assets Control, Department of the Treasury ("OFAC") or otherwise qualifies as an Embargoed Person, and Borrowers have implemented procedures to ensure that no Person who now or hereafter owns a direct or indirect equity interest in any of the Borrowers is an Embargoed Person or is Controlled by an Embargoed Person. None of the Borrowers or Borrower Principal is in violation of any applicable law relating to anti-money laundering or anti-terrorism, including, without limitation, those related to transacting business with Embargoed Persons or the requirements of the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, U.S. Public Law 107-56 and the related regulations issued thereunder, including temporary regulations (collectively, as the same may be amended from time to time, the "PATRIOT ACT"). To the best of Borrowers' knowledge, no tenant at any Individual Property is currently identified by OFAC or otherwise qualifies as an Embargoed Person, or is owned or Controlled by an Embargoed Person. Borrowers have determined that Manager has implemented procedures approved by Borrower to ensure that no tenant at any of the Individual Properties is currently identified by OFAC or otherwise qualifies as an Embargoed Person, or is owned or controlled by an Embargoed Person.

     Section 4.39.   PATRIOT ACT

     Neither Borrowers nor Borrower Principal shall (a) be or become subject at any time to any law, regulation or list of any governmental agency (including, without limitation, the list maintained by OFAC and accessible through the OFAC website) that prohibits or limits any lender from making any advance or extension of credit to Borrowers or from otherwise conducting business with Borrowers and Borrower Principal, or (b) fail to provide documentary and other evidence of Borrowers' identity as may be requested by any lender at any time to enable any lender to verify Borrowers' identity or to comply with any applicable law or regulation, including, without limitation, the Patriot Act. In addition, Borrowers shall provide to Lender any additional information that Lender deems necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and similar activities.

     Section 4.40.   GROUND LEASES

     Borrowers have delivered to Lender true, correct and complete copies of the Ground Leases. Each of the Ground Leases is in full force and effect and has not been modified or amended; there are no agreements between Borrowers and the lessors under the Ground Leases other than as expressly set forth in the Ground Leases and otherwise disclosed to Lender in writing; all rents and other sums due and payable under the Ground Leases have been paid; neither of the lessors under the Ground Leases has made any written claim of a default by the tenant nor has any Borrower received by telephone, in person, e-mail or other communication, any notice of default thereunder; to Borrowers' knowledge, there is no present default by the tenant under either Ground Lease and no event has occurred which but for the passage of time or notice or both would constitute a default thereunder; neither of the Ground Leases has been assigned, pledged or hypothecated by Borrowers except to Lender and no other Person has any interest therein.

     Section 4.41.   SURVIVAL

     Borrowers agree that, unless expressly provided otherwise, all of the representations and warranties of Borrowers set forth in this Agreement and in the other Loan Documents shall survive for so long as any portion of the Debt remains owing to Lender. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrowers shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

                                   ARTICLE 5.
                               BORROWER COVENANTS

     From the date hereof and until repayment of the Debt in full and performance in full of all obligations of Borrowers under the Loan Documents or the earlier release of the Liens of the Mortgages (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrowers hereby covenant and agree with Lender that:

     Section 5.1.    EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS

     (a) Each Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and the Individual Property owned by it. Each Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording any Governmental Authority the right of forfeiture as against the Individual Property owned by it or any part thereof or any monies paid in performance of such Borrower's obligations under any of the Loan Documents. Each Borrower shall at all times maintain, preserve and protect all franchises and trade names used in connection with the operation of the Individual Property.

     (b) After prior written notice to Lender, Borrowers, at their own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Legal Requirements affecting any of the Properties, provided that (i) no Default or Event of Default has occurred and is continuing; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrowers or the Properties are subject and shall not constitute a default thereunder; (iii) neither any of the Properties nor any part thereof or interest therein, any of the tenants or occupants thereof, nor any Borrower shall be affected in any material adverse way as a result of such proceeding; (iv) non-compliance with the Legal Requirements shall not impose civil or criminal liability on any Borrower or Lender; (v) Borrowers shall have furnished the security as may be required in the proceeding or by Lender to ensure compliance by Borrowers with the Legal Requirements; and (vi) Borrowers shall have furnished to Lender all other items reasonably requested by Lender.

     Section 5.2.    MAINTENANCE AND USE OF PROPERTY

     Borrowers shall cause the Properties to be maintained in good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the prior written consent of Lender. If under applicable zoning provisions the use of all or any portion of an Individual Property is or shall become a nonconforming use, Borrowers will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Lender.

     Section 5.3.    WASTE

     Borrowers shall not commit or suffer any waste of any of the Properties or make any change in the use of any of the Properties which will in any way materially increase the risk of fire or other hazard arising out of the operation thereof, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of any of the Properties or the security for the Loan. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of any of the Properties, regardless of the depth thereof or the method of mining or extraction thereof.

     Section 5.4.    TAXES AND OTHER CHARGES

     (a) Borrowers shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Properties or any part thereof as the same become due and payable. Borrowers shall furnish to Lender receipts for the payment of the Taxes and the Other Charges and upon request by Lender, certificates from Borrowers and Borrower Principal that indicate that, as of the date of such certificates, there are no liens filed against the Properties, or any of them, arising form the non-payment of Taxes or Other Charges. Borrowers shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against any of the Properties, and shall promptly pay for all utility services provided to the Properties.

     (b) After prior written notice to Lender, Borrowers, at their own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Default or Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrowers are subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable Legal Requirements; (iii) neither any of the Properties nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost; (iv) Borrowers shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) any such proceeding shall suspend the collection of such contested Taxes or Other Charges from the Individual Property; and (vi) Borrowers shall furnish such security as may be required in the proceeding, or deliver to Lender such reserve deposits as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon (unless all of the Taxes or Other Charges have been paid under protest). Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established or an Individual Property (or part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, canceled or lost or there shall be any danger of the Lien of the Mortgage on such Individual Property being primed by any related Lien.

     Section 5.5.    LITIGATION

     Borrowers shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened in writing against any Borrower which might materially adversely affect such Borrower's condition (financial or otherwise) or business or the Individual Property owned by such Borrower.

     Section 5.6.    ACCESS TO PROPERTY

     Subject to the rights of Tenants under Leases, Borrowers shall permit agents, representatives and employees of Lender to inspect the Properties or any part thereof at reasonable hours upon reasonable advance notice.

     Section 5.7.    NOTICE OF DEFAULT

     Borrowers shall promptly advise Lender of any material adverse change in the condition (financial or otherwise) of any Borrower, Borrower Principal or any of the Properties or of the occurrence of any Default or Event of Default of which any Borrower has knowledge.

     Section 5.8.    COOPERATE IN LEGAL PROCEEDINGS

     Borrowers shall at Borrowers' expense cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

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     Section 5.9.    PERFORMANCE BY BORROWERS

     Borrowers shall in a timely manner observe, perform and fulfill each and every covenant, term and provision to be observed and performed by Borrowers under this Agreement and the other Loan Documents and any other agreement or instrument affecting or pertaining to the Properties and any amendments, modifications or changes thereto.

     Section 5.10.   AWARDS; INSURANCE PROCEEDS

     Borrowers shall cooperate with Lender in obtaining for Lender the benefits of any Awards or Insurance Proceeds lawfully or equitably payable in connection with any of the Properties, and Lender shall be reimbursed for any expenses incurred in connection therewith (including reasonable, actual attorneys' fees and disbursements, and the payment by Borrowers of the expense of an appraisal on behalf of Lender in case of a Casualty or Condemnation affecting any of the Properties or any part thereof) out of such Awards or Insurance Proceeds. The actual payment of any Awards shall be governed by Section 8.4 hereof.

     Section 5.11.   FINANCIAL REPORTING

     (a) Borrowers and Borrower Principal shall each keep adequate books and records of account in accordance with federal tax basis accounting, or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and shall furnish to Lender:

             (i) quarterly and annual (and prior to a Securitization, at the request of Lender, monthly), certified rent rolls signed and dated by Borrowers, detailing the names of all Tenants of the Improvements, the portion of Improvements (in terms of square footage) occupied by each Tenant, the base rent, additional rent and any other charges payable under each Lease (including, by separate report, annual store sales required to be reported by Tenant under any Lease), and the term of each Lease, including the commencement and expiration dates and any tenant extension, expansion or renewal options, the extent to which any Tenant is in material default under any Lease, by separate report, and any other information as is reasonably required by Lender, within twenty (20) days after the end of each calendar month, forty-five (45) days after the end of each fiscal quarter or one hundred twenty (120) days after the close of each fiscal year of Borrowers, as applicable;

             (ii) quarterly and annual (and prior to a Securitization, at the request of Lender, monthly), operating statements of the Properties, prepared and certified by Borrowers in the form required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements (including, without limitation, any capital improvements planned) for the period of calculation and containing appropriate year-to-date information, within twenty (20) days after the end of each calendar month, forty-five (45) days after the end of each fiscal quarter or one hundred twenty (120) days after the close of each fiscal year of Borrowers, as applicable;

             (iii) annual balance sheets, profit and loss statements, statements of cash flows, and statements of change in financial position of each Borrower, as applicable, and

     Borrower Principal in the form required by Lender prepared and certified by each Borrower and Borrower Principal, within one hundred twenty (120) days after the close of each fiscal year of each Borrower and Borrower Principal, as the case may be.

     (b)     Upon request from Lender, each Borrower shall promptly furnish to
Lender:

             (i) a property management report for each Individual Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower, but no more frequently than quarterly;

             (ii) an accounting of all security deposits held in connection with any Lease of any part of each Individual Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the Person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions; and

             (iii) a report of all letters of credit provided by any Tenant in connection with any Lease of any part of each Individual Property, including the account numbers of such letters of credit, the names and addresses of the financial institutions that issued such letters of credit and the names of the Persons to contact at such financial institutions, along with any authority or release necessary for Lender to obtain information regarding such letters of credit directly from such financial institutions.

     (c)     To the extent not inconsistent with the provisions of
Section 5.11(a) hereof (e.g., GAAP accounting and audits shall not be required), each Borrower and Borrower Principal shall furnish Lender with such other additional financial or management information (including state and federal tax returns) as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender (including, without limitation, any financial reports required to be delivered by any Tenant or any guarantor of any Lease pursuant to the terms of such Lease), and shall furnish to Lender and its agents convenient facilities for the examination and audit of any such books and records.

     (d) All items requiring the certification of a Borrower shall, except where the Borrower is an individual, require a certificate executed by the general partner, managing member or chief executive officer of Borrower, as applicable (and the same rules shall apply to any sole shareholder, general partner or managing member which is not an individual).

     (e) Without limiting any other rights available to Lender under this Loan Agreement or any of the other Loan Documents, in the event a Borrower shall fail timely to furnish Lender any financial document or statement in accordance with Section 5.11, Borrowers shall promptly pay to Lender a non-refundable charge in the amount of $500 for each such failure after written notice and a five (5) day cure period. The payment of such amount shall not be construed to relieve such Borrower of any Event of Default hereunder arising from such failure.

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     Section 5.12.   ESTOPPEL STATEMENT

     (a) After request by Lender, Borrowers shall within ten (10) Business Days furnish Lender with statements, duly acknowledged and certified, setting forth (i) the amount of the original principal amount' of the Note, (ii) the rate of interest on the Note, (iii) the unpaid principal amount of the Note,
(iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Agreement, the Mortgages and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

     (b) Borrowers shall use their best efforts to deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more Tenants as required by Lender attesting to such facts regarding the related Lease as Lender may require, including, but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, except as security, and that the Tenant claims no defense or offset against the full and timely performance of its obligations under the Lease.

     Section 5.13.   LEASING MATTERS

     (a) Each Borrower may enter into a proposed Lease (including the renewal or extension of an existing Lease (a "RENEWAL LEASE")) without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed by Borrower (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arm's-length transaction with a bona fide, independent third party tenant, (iii) does not have a materially adverse effect on the value of the Individual Property taken as a whole, (iv) is subject and subordinate to the Mortgage which is a Lien on the Individual Property and the Tenant thereunder agrees to attorn to Lender,
(v) does not contain any option, offer, right of first refusal, or other similar right to acquire all or any portion of the Individual Property, (vi) has a base term of less than fifteen (15) years including options to renew, (vii) has no rent credits, free rents or concessions granted thereunder, other than commercially reasonable tenant improvement allowances and commercially reasonable rent abatements consistent with other comparable leases within the local market and (viii) is written on the standard form of lease approved by Lender. All proposed Leases which do not satisfy the requirements set forth in this subsection shall be subject to the prior approval of Lender and its counsel, at Borrowers' expense. Borrowers shall promptly deliver to Lender copies of all Leases which are entered into pursuant to this subsection together with the certification of the Borrower executing the Lease as landlord that it has satisfied all of the conditions of this Section.

     (b) Borrowers (i) shall observe and perform all the obligations imposed upon the landlord under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrowers shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed; (iv) shall not collect any of the Rents more than one (1) month in

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advance (except security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the landlord's interest in any of the Leases or the Rents; and (vi) shall not consent to any assignment of or subletting under any Leases not in accordance with their terms, without the prior written consent of Lender.

     (c) Borrowers may, without the prior written consent of Lender, amend, modify or waive the provisions of any Lease or terminate, reduce Rents under, accept a surrender of space under, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) provided that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Individual Property taken as a whole, and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Agreement and any subordination agreement binding upon Lender with respect to such Lease. A termination of a Lease with a tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a materially adverse effect on the value of the Individual Property taken as a whole. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this subsection shall be subject to the prior approval of Lender and its counsel, at Borrowers' expense. Borrowers shall promptly deliver to Lender copies of amendments, modifications and waivers which are entered into pursuant to this subsection together with a certification that it has satisfied all of the conditions of this subsection.

     (d) Notwithstanding anything contained herein to the contrary, Borrowers shall not, without the prior written consent of Lender, enter into, renew, extend, amend, modify, waive any provisions of, terminate, reduce Rents under, accept a surrender of space under, or shorten the term of any Major Lease.

     Section 5.14.   PROPERTY MANAGEMENT

     (a) Borrowers shall (i) promptly perform and observe all of the covenants required to be performed and observed by it under the Management Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (ii) promptly notify Lender of any default under a Management Agreement of which it is aware; (iii) promptly deliver to Lender a copy of any notice of default or other material notice received by a Borrower under any Management Agreement; (iv) promptly give notice to Lender of any notice or information that a Borrower receives which indicates that Manager is terminating a Management Agreement or that Manager is otherwise discontinuing its management of the Individual Property; and (v) promptly enforce the performance and observance of all of the covenants required to be performed and observed by Manager under each Management Agreement.

     (b) If at any time, (i) Manager shall become insolvent or a debtor in a bankruptcy proceeding, (ii) an Event of Default has occurred and is continuing; or (iii) a default has occurred and is continuing after the expiration of any applicable cure periods under a Management Agreement, Borrowers shall, at the request of Lender, terminate the Management Agreement upon thirty (30) days prior notice to Manager and replace Manager with a Qualified Manager, it

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being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates.

     (c) In addition to the foregoing, in the event that Lender, in Lender's reasonable discretion, at any time prior to the termination of the Assignments of Management Agreement, determines that the Properties or any of them are not being managed in accordance with generally accepted management practices for projects similarly situated, Lender may deliver written notice thereof to Borrowers and Manager, which notice shall specify with particularity the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrowers or Manager within thirty (30) days from the date of such notice or that Borrowers or Manager have failed to diligently undertake correcting such conditions within such thirty (30) day period, Lender may direct Borrowers to terminate the Management Agreements and to replace Manager with a Qualified Manager, it being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates.

     (d) Borrowers shall not, without the prior written consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed): (i) surrender, terminate or cancel the Management Agreements or any of them or otherwise replace Manager or enter into any other management agreement with respect to an Individual Property; (ii) reduce or consent to the reduction of the term of any Management Agreement; (iii) increase or consent to the increase of the amount of any charges under a Management Agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, a Management Agreement in any material respect.

     Section 5.15.   LIENS

     Subject to Borrowers' right to contest a Lien pursuant to the terms of the Mortgages, Borrowers shall not, without the prior written consent of Lender, create, incur, assume or suffer to exist any Lien on any portion of any of the Properties or permit any such action to be taken, except Permitted Encumbrances.

     Section 5.16.   DEBT CANCELLATION

     Borrowers shall not cancel or otherwise forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrowers, or any of them, by any Person, except for adequate consideration and in the ordinary course of Borrowers' business.

     Section 5.17.   ZONING

     Borrowers shall not initiate or consent to any zoning reclassification of any portion of any of the Properties or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any of the Properties in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior written consent of Lender.

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     Section 5.18.   ERISA

     (a) Borrowers shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

     (b) Borrowers further covenant and agree to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (i) Borrowers are not and do not maintain an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrowers are not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is and at all times during the term of this Agreement will be true:

                     (A) Equity interests in Borrowers are publicly offered securities, within the meaning of 29 C.F.R.
             Section 2510.3-101(b)(2);

                     (B) Less than twenty-five percent (25%) of each outstanding class of equity interests in each Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.
             Section 2510.3-101(f)(2); or

                     (C) Borrowers qualify as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.
             Section 2510.3-101(c) or (e).

     Section 5.19.   NO JOINT ASSESSMENT

     Borrowers shall not suffer, permit or initiate the joint assessment of any of the Properties with (a) any other real property constituting a tax lot separate therefrom, or (b) any portion of any of the Properties which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to any of the Properties.

     Section 5.20.   RECIPROCAL EASEMENT AGREEMENTS

     Borrowers shall not enter into, terminate or modify any REA without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Borrowers shall enforce, comply with, and cause each of the parties to the REA to comply with all of the material economic terms and conditions contained in the REA, provided that a Borrower may agree, without Lender's consent, to modifications to any REA or to grant easements with respect to an Individual Property, which could not reasonably be expected to have a material adverse effect on the use, value or operation of such Individual Property or on Borrowers' ability to perform is obligations under the Loan Documents.

     Section 5.21.   INTEREST RATE CAP AGREEMENT

     (a) Prior to or contemporaneously with the Closing Date, Borrowers shall have obtained the Rate Cap, which shall be coterminous with the Loan and have a notional amount which shall not at any time be less than the outstanding principal balance of the Loan. The Rate Cap shall be maintained throughout the term of the Loan with an Acceptable Counterparty. If the provider of the Rate Cap or any Replacement Rate Cap ceases to be an Acceptable Counterparty, Borrowers shall obtain a Replacement Rate Cap at Borrowers' sole cost and expense within ten (10) days of receipt of notice from Lender or Borrowers' obtaining knowledge that the provider is no longer an Acceptable Counterparty.

     (b) Borrowers shall collaterally assign to Lender pursuant to the Collateral Assignment of Interest Rate Cap Agreement all of their right, title and interest to receive any and all payments under the Rate Cap or any Replacement Rate Cap (and any related guarantee, if any) and shall deliver to Lender counterparts of such Collateral Assignment of Interest Rate Cap Agreement executed by the Borrowers and by the Acceptable Counterparty and notify the Acceptable Counterparty of such collateral assignment (either in such Rate Cap or by separate instrument). At such time as the Loan is repaid in full, all of Lender's right, title and interest in the Rate Cap and any Replacement Rate Cap shall terminate and Lender shall execute and deliver at Borrowers' sole cost and expense, such documents as may be required to evidence Lender's release of the Rate Cap and any Replacement Rate Cap and to notify the Acceptable Counterparty of such release.

     (c) Borrowers shall comply with all of their obligations under the terms and provisions of the Rate Cap and any Replacement Rate Cap. All amounts paid by the Acceptable Counterparty under the Rate Cap to Borrowers shall be paid to Lender. Borrower shall take all actions reasonably requested by Lender to enforce Lender's rights under the Rate Cap and any Replacement Rate Cap in the event of a default by the Acceptable Counterparty and shall not waive, amend or otherwise modify any of its rights thereunder.

     (d) In the event that Borrowers fail to purchase and deliver to Lender the Rate Cap or any Replacement Rate Cap as and when required hereunder, or fail to maintain such agreement in accordance with the terms and provisions of this Agreement, Lender may purchase the Rate Cap or any Replacement Rate Cap, as applicable, and the cost incurred by Lender in purchasing the Rate Cap or any Replacement Rate Cap, as applicable, shall be paid by Borrowers to Lender with interest thereon at the Default Rate from the date such cost was incurred by Lender until such cost is reimbursed by Borrowers to Lender.

     (e) In connection with the Rate Cap and any Replacement Rate Cap, Borrowers shall obtain and deliver to Lender an opinion from counsel (which counsel may be in house counsel for the Acceptable Counterparty) for the Acceptable Counterparty (upon which Lender and its successors and assigns may rely) which shall provide, in relevant part, that:

             (i) the Acceptable Counterparty is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has the organizational power and authority to execute and deliver, and to perform its obligations under, the Rate Cap or the Replacement Rate Cap, as applicable;

             (ii) the execution and delivery of the Rate Cap or the Replacement Rate Cap, as applicable, by the Acceptable Counterparty, and any other agreement which the Acceptable Counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by laws (or equivalent organizational documents) or any law, regulation or contractual restriction binding on or affecting it or its property;

             (iii) all consents, authorizations and approvals required for the execution and delivery by the Acceptable Counterparty of the Rate Cap or the Replacement Rate Cap, as applicable, and any other agreement which the Acceptable Counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been obtained and remain in full force and effect, all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with any governmental authority or regulatory body is required for such execution, delivery or performance; and

             (iv) the Rate Cap or the Replacement Rate Cap, as applicable, and any other agreement which the Acceptable Counterparty has executed and delivered pursuant thereto, has been duly executed and delivered by the Acceptable Counterparty and constitutes the legal, valid and binding obligation of the Acceptable Counterparty, enforceable against the Acceptable Counterparty in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     Section 5.22.   GROUND LEASES

     (a) With respect to each Ground Lease, (a) Borrower shall (i) pay all rents, additional rents and other sums required to be paid by the tenant thereunder, (ii) diligently perform and observe all of the terms, covenants and conditions of each Ground Lease on the part of the tenant to be performed and observed thereunder, (iii) promptly notify Lender of the giving of any notice by the landlord under a Ground Lease of any default thereunder and deliver to Lender a true copy of each such notice within five (5) Business Days of receipt and (iv) promptly notify Lender of any bankruptcy, reorganization or insolvency of the landlord under a Ground Lease or of any notice thereof, and deliver to Lender a true copy of such notice within five (5) Business Days of receipt. Borrowers shall not, without the prior consent of Lender, surrender the leasehold estate created by a Ground Lease or terminate or cancel any Ground Lease or modify, change, supplement, alter or amend any Ground Lease, either orally or in writing, and if Borrowers shall default in the performance or observance of any term, covenant or condition of any Ground Lease to be performed or observed by the tenant thereunder and shall fail to cure such default prior to the expiration of any applicable cure period provided thereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of such Ground Lease on the tenant's part to be performed or observed on behalf of Borrowers, to the end that the rights of Borrowers in, to any under such Ground Lease shall be kept unimpaired and free from default. If the landlord under a Ground Lease shall deliver to Lender a copy of any notice of default under such Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in good faith in reliance thereon. Borrowers shall exercise each individual option, if any, to extend or renew the term of each Ground Lease upon demand by Lender made at any time within one (1) year prior to the last day upon which such option may be exercised, and Borrowers hereby expressly authorize and appoint Lender their attorney-in-fact to exercise any such option in the name of and on behalf of Borrowers, which power of attorney shall be irrevocable and shall be deemed coupled with an interest.

     (b) SUBLEASES. Notwithstanding anything contained in any Ground Lease to the contrary, Borrowers shall not further sublet any portion of the related Individual Property (other than as permitted pursuant to Section 5.13 hereof) without the prior written consent of Lender. Each sublease hereafter made shall provide that (a) in the event of the termination of the Ground Lease, the sublease shall not be terminable by the sublessee; (b) in the event of any action for the foreclosure of the Mortgage with respect to the related Individual Property, the sublease shall not terminate or be terminable by the sublessee by reason of the termination of the Ground Lease unless such sublessee is specifically named and joined in any such action and unless a judgment is obtained therein against such sublessee; and (c) in the event that the Ground Lease is terminated as aforesaid, the sublessee shall attorn to Lender or to the purchaser of the Individual Property in foreclosure, as the case may be. All subleases of such Individual Property shall be deemed part of the Individual Property.

                                   ARTICLE 6.
                                ENTITY COVENANTS

     Section 6.1.    SINGLE PURPOSE ENTITY/SEPARATENESS

     Until the Debt has been paid in full, each Borrower represents, warrants and covenants as follows:

     (a)     Each Borrower has not and will not:

             (i) engage in any business or activity other than the ownership, operation and maintenance of the Individual Property owned by such Borrower, and activities incidental thereto;

             (ii) acquire or own any assets other than (A) the Individual Property owned by such Borrower, and (B) such incidental Personal Property as may be necessary for the operation of the such Individual Property;

             (iii) except as expressly provided in Article 7 hereof, merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

             (iv) fail to observe all organizational formalities, or fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the applicable Legal Requirements of the jurisdiction of its organization or formation, or amend, modify, terminate or fail to comply with the provisions of its organizational documents;

             (v)     own any subsidiary, or make any investment in, any Person;

             (vi) commingle its assets with the assets of any other Person or permit any Affiliate or constituent party independent access to its bank accounts;

             (vii) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (A) the Debt, (B) trade and operational indebtedness incurred in the ordinary course of business with trade creditors, provided such indebtedness is (1) unsecured, (2) not evidenced by a note, (3) on commercially reasonable terms and conditions, and (4) due not more than sixty (60) days past the date incurred and paid on or prior to such date, and/or (C) financing leases and purchase money indebtedness incurred in the ordinary course of business relating to Personal Property on commercially reasonable terms and conditions; provided however, the aggregate amount of the indebtedness described in (B) and (C) shall not exceed at any time three percent (3%) of the outstanding Allocated Loan Amount with respect to such Individual Property;

             (viii) fail to maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person; except that each Borrower's financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate or holder of a beneficial interest in such Borrower, provided that such consolidated financial statements contain a footnote indicating that such Borrower is a separate legal entity, that it maintains separate books and records and the assets of such Borrower are not available as collateral to creditors of the holder of a beneficial interest in Borrower;

             (ix) enter into any contract or agreement with any general partner, member, shareholder, principal, guarantor of the obligations of or the holder of a beneficial interest in Borrower, or any Affiliate of the foregoing, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arm's-length basis with unaffiliated third parties (the Management Agreement shall be deemed to comply with this subsection);

             (x) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

             (xi) assume or guaranty the debts of any other Person, hold itself out to be responsible for the debts of any other Person, or otherwise pledge its assets for the benefit of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;

             (xii)   make any loans or advances to any Person;

             (xiii) fail to file its own tax returns or be included on the tax returns of any other Person except as required by Applicable Law and to the extent not treated as a "disregarded entity" under Applicable Law;

             (xiv) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or fail to correct any known misunderstanding regarding its separate identity;

             (xv) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, provided that such Borrower's failure to do so solely because of a shortfall in cash flow derived from the Individual Property owned by such Borrower shall not, by itself, constitute a beach of this covenant;

             (xvi) without the unanimous written consent of all its partners, members or holders of beneficial interests, as applicable, and the written consent of 100% of the directors/managers of each SPE Component Entity, including, without limitation, each Independent Director, (a) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any Creditors Rights Laws, (b) seek or consent to the appointment of a receiver, liquidator or any similar official, (c) take any action that might cause such entity to become insolvent or (d) make an assignment for the benefit of creditors;

             (xvii) fail to allocate shared expenses (including, without limitation, shared office space and services performed by an employee of an Affiliate) among the Persons sharing such expenses and to use separate stationery, invoices and checks;

             (xviii) fail to remain solvent or pay its own liabilities (including, without limitation, salaries of its own employees) only from its own funds, provided that Borrower's failure to do so solely because of a shortfall in cash flow from the operation of the Individual Property owned by Borrower shall not, by itself, constitute a breach of this covenant;

             (xix) acquire obligations or securities of its partners, members, shareholders or other affiliates, as applicable;

             (xx) violate or cause to be violated the assumptions made with respect to Borrower and its principals in any opinion letter pertaining to substantive consolidation delivered to Lender in connection with the Loan; or

             (xxi) fail to maintain a sufficient number of employees in light of its contemplated business operations.

     (b) If a Borrower is a partnership or limited liability company, each general partner in the case of a general partnership, each general partner in the case of a limited partnership, or the managing member in the case of a limited liability company (each an "SPE Component Entity") of such Borrower, as applicable, shall be a corporation whose sole asset is its interest in such Borrower. Each SPE Component Entity (i) will at all times comply with each of the covenants, terms and provisions contained in Section 6.1(a)(iii) - (vi) and
(viii) - (xxi), as if such representation, warranty or covenant was made directly by such SPE Component Entity; (ii) will not engage in any business or activity other than owning an interest in such Borrower; (iii) will not acquire or own any assets other than its partnership, membership, or other equity interest in such Borrower; (iv) will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation); and (v) will cause such Borrower to comply with the provisions of this Section 6.1 and Section 6.4. Prior to the withdrawal or the disassociation of any SPE Component Entity from a Borrower, such Borrower shall immediately appoint a new general partner or managing member whose articles of incorporation are substantially similar to those of such SPE Component Entity and, if an opinion letter pertaining to substantive consolidation was required at closing, deliver a new opinion letter acceptable to Lender and the Rating Agencies with respect to the new SPE Component Entity and its equity owners. Notwithstanding the foregoing, to the extent a Borrower is a single member Delaware limited liability company, so long as Borrower maintains such formation status, no SPE Component Entity shall be required.

     (c) In the event a Borrower is a single member Delaware limited liability company, the limited liability company agreement of such Borrower (the "LLC AGREEMENT") shall provide that (i) upon the occurrence of any event that causes the sole member of Borrower ("MEMBER") to cease to be the member of Borrower (other than (A) upon an assignment by Member of all of its limited liability company interest in Borrower and the admission of the transferee in accordance with the Loan Documents and the LLC Agreement, or (B) the resignation of Member and the admission of an additional member of Borrower in accordance with the terms of the Loan Documents and the LLC Agreement), the person executing the LLC Agreement as a "Special Member" (as such term is defined in the LLC Agreement) ("SPECIAL MEMBER") shall, without any action of any other Person and simultaneously with the Member ceasing to be the member of Borrower, automatically be admitted to Borrower and shall continue Borrower without dissolution and (ii) Special Member may not resign from Borrower or transfer its rights as Special Member unless a successor Special Member has been admitted to Borrower as Special Member in accordance with requirements of Delaware law. The LLC Agreement shall further provide that (i) Special Member shall automatically cease to be a member of Borrower upon the admission to Borrower of a substitute Member, (ii) Special Member shall be a member of Borrower that has no interest in the profits, losses and capital of Borrower and has no right to receive any distributions of Borrower assets, (iii) pursuant to Section 18-301 of the Delaware Limited Liability Company Act (the "ACT"), Special Member shall not be required to make any capital contributions to Borrower and shall not receive a limited liability company interest in Borrower, (iv) Special Member, in its capacity as Special Member, may not bind Borrower and (v) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, Borrower, including, without limitation, the merger, consolidation or conversion of Borrower; provided, however, such prohibition shall not limit the obligations of Special Member, in its capacity as Independent Director, to vote on such matters required by the Loan Documents or the LLC Agreement. In order to implement the admission to Borrower of Special Member, Special Member shall execute a counterpart to the LLC Agreement. Prior to its admission to Borrower as Special Member, Special Member shall not be a member of Borrower.

     Upon the occurrence of any event that causes the Member to cease to be a member of Borrower, to the fullest extent permitted by law, the personal representative of Member shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of Member in Borrower, agree in writing (i) to continue Borrower and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower, effective as of the occurrence of the event that terminated the continued membership of Member of Borrower in Borrower. Any action initiated by or brought against Member or Special Member under any Creditors Rights Laws shall not cause Member or Special Member to cease to be a member of Borrower and upon the occurrence of such an event, the business of Borrower shall continue without dissolution. The LLC Agreement shall provide that each of Member and Special Member waives any right it might have to agree in writing to dissolve Borrower upon the occurrence of any action initiated by or brought against Member or Special Member under any Creditors Rights Laws, or the occurrence of an event that causes Member or Special Member to cease to be a member of Borrower.

     Section 6.2.    CHANGE OF NAME, IDENTITY OR STRUCTURE

     Borrowers shall not change or permit to be changed (a) Borrowers' names,
(b) Borrowers' identities (including its trade name or names), (c) Borrowers' principal place of business set forth on the first page of this Agreement, (d) the corporate, partnership or other organizational structure of any Borrower, each SPE Component Entity (if any), or Borrower Principal, (e) Borrowers' state of organization, or (f) Borrower's organizational identification number, without in each case notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in a Borrower's structure, without first obtaining the prior written consent of Lender. In addition, Borrowers shall not change or permit to be changed any organizational documents of Borrowers or any SPE Component Entity (if any) if such change would adversely impact the covenants set forth in Section 6.1 and
Section 6.4 hereof. Borrowers authorize Lender to file any financing statement or financing statement amendment required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrowers shall execute certificates in form satisfactory to Lender listing the trade names under which Borrowers intend to operate the Properties, and representing and warranting that Borrowers do business under no other trade name with respect to the Properties. If a Borrower does not now have an organizational identification number and later obtains one, or if the organizational identification number assigned to Borrower subsequently changes, such Borrower shall promptly notify Lender of such organizational identification number or change. Nothing in this Section 6.2 shall be deemed to restrict any express rights granted to Borrowers under Article 7 hereof.

     Section 6.3.    BUSINESS AND OPERATIONS

     Each Borrower will qualify to do business and will remain in good standing under the laws of the State as and to the extent the same are required for the ownership, maintenance, management and operation of the Individual Property owned by such Borrower.

     Section 6.4.    INDEPENDENT DIRECTOR

     (a) The organizational documents of each Borrower and of each SPE Component Entity (if any) shall provide that at all times there shall be, and each such Borrower shall cause there to be, at least one, or if requested by Lender upon request or advisement of the Rating Agencies, two duly appointed managers (each an "INDEPENDENT DIRECTOR") of Borrower and such SPE Component Entity reasonably satisfactory to Lender each of whom is not at the time of such individual's initial appointment, and shall not have been at any time during the preceding five (5) years, and shall not be at any time while serving as a manager of such Borrower, either (i) a shareholder (or other equity owner) of, or an officer, director, partner, manager, member (other than as a Special Member in the case of single member Delaware limited liability companies), employee, attorney or counsel of, such Borrower or any of their respective shareholders, partners, members, subsidiaries or Affiliates; (ii) a customer or creditor of, or supplier to, such Borrower or any of its respective shareholders, partners, members, subsidiaries or Affiliates who derives any of its purchases or revenue from its activities with such Borrower or any Affiliate of any of them; (iii) a Person who Controls or is under common Control with any such shareholder, officer, director, partner, manager, member, employee, supplier, creditor or customer; or
(iv) a member of the immediate family of any such shareholder, officer, director, partner, manager, member, employee, supplier, creditor or customer. Lender acknowledges that the Borrowers may have the same Independent Director, provided that such Independent Director has been appointed by an independent third-party corporate service and otherwise satisfies the criteria set forth in this Section 6.4(a).

     (b) The organizational documents of each Borrower shall provide that the managers of such Borrower shall not take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires an unanimous vote of the managers of such Borrower unless at the time of such action there shall be at least two managers who are Independent Directors. No Borrower which is a limited liability company will, without the unanimous written consent of its managers including each Independent Director, on behalf of itself or such Borrower, (i) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable Creditors Rights Laws; (ii) seek or consent to the appointment of a receiver, liquidator or any similar official; (iii) take any action that might cause such entity to become insolvent; or (iv) make an assignment for the benefit of creditors.

                                   ARTICLE 7.
                             NO SALE OR ENCUMBRANCE

     Section 7.1.    TRANSFER DEFINITIONS

     For purposes of this Article 7 an "AFFILIATED MANAGER" shall mean any managing agent in which a Borrower, Borrower Principal, any SPE Component Entity (if any) or any affiliate of such entities has, directly or indirectly, any legal, beneficial or economic interest; "CONTROL" shall mean the power to direct the management and policies of a Restricted Party, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; "RESTRICTED PARTY" shall mean a Borrower, Borrower Principal, any SPE Component Entity (if any), any Affiliated Manager, or any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner of a Borrower, Borrower Principal, any SPE Component Entity (if any), any Affiliated Manager or any non-member manager; and a "SALE OR PLEDGE" shall mean a voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, grant of any options with respect to, or any other transfer or disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest.

     Section 7.2.    NO SALE/ENCUMBRANCE

     (a) Except as provided in Section 2.4(a)(ii) hereof, Borrowers shall not cause or permit a Sale or Pledge of any of the Properties or any part thereof or any legal or beneficial interest therein nor permit a Sale or Pledge of an interest in any Restricted Party (in each case, a "PROHIBITED TRANSFER"), other than pursuant to Leases of space in the Improvements to Tenants in accordance with the provisions of Section 5.13, without the prior written consent of Lender.

     (b) A Prohibited Transfer shall include, but not be limited to, (i) an installment sales agreement wherein a Borrower agrees to sell the Individual Property owned by it or any part thereof for a price to be paid in installments;
(ii) an agreement by a Borrower leasing all or a substantial part of the Individual Property owned by it for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, such Borrower's right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock in one or a series of transactions; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general or limited partner or any profits or proceeds relating to such partnership interests or the creation or issuance of new partnership interests; (v) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or the Sale or Pledge of the membership interest of any member or any profits or proceeds relating to such membership interest; (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; (vii) the removal or the resignation of Manager (including, without limitation, an Affiliated Manager) other than in accordance with Section 5.14 or
(viii) if a Borrower is a Delaware statutory trust, any partition of interests, under the Trust Agreement of such Borrower.

     Section 7.3.    PERMITTED TRANSFERS

     Notwithstanding the provisions of Section 7.2, the following transfers shall not be deemed to be a Prohibited Transfer: (a) a transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party; (b) the Sale or Pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the stock, limited partnership interests or non-managing membership interests (as the case may be) in a Restricted Party; (c) the transfer of shares in publicly traded Restricted Parties in any amounts, even in excess of forty-nine percent (49%); (d) the transfer of shares in the sole member of a Borrower, if such Borrower is a limited liability company, even in excess of forty-nine percent (49%); (e) if a Borrower is a Delaware Statutory Trust, the transfer of the beneficial interest therein by Inland Western Retail Real Estate Trust, Inc., a Maryland corporation to any of the entities referred to in (f) below, or (f) if such Borrower is a limited liability company, the merger of such Borrower's sole member with, its acquisition by, or its acquisition of, any of the following entities: Inland Retail Real Estate Trust, Inc., a Maryland corporation, Inland Real Estate Corporation, a Maryland corporation, Inland Real Estate Investment Corporation, a Delaware corporation, Inland America Real Estate Trust, Inc., a Maryland corporation, any other real estate investment trust sponsored by Inland Real Estate Investment Corporation, or any other entity composed entirely of any of the foregoing, by merger or other business combination; provided no such transfers shall result in a change in Control in a Restricted Party or a change in Control of an Individual Property (except that a transfer to any of the entities named or described in (e) above shall not be deemed such a change in Control in a Restricted Party or change in Control of an Individual Property provided the acquiring entity has a net worth equal to or greater than the net worth of the Inland Western Retail Real Estate Trust, Inc. as of the Closing Date), and as a condition to each such transfer, Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer.

     Section 7.4.    LENDER'S RIGHTS

     Lender reserves the right to condition the consent to a Prohibited Transfer requested hereunder upon (a) a modification of the terms hereof and an assumption of the Note and the other Loan Documents as so modified by the proposed Prohibited Transfer, (b) receipt of payment of a transfer fee equal to one percent (1%) of the outstanding principal balance of the Loan and all of Lender's expenses incurred in connection with such Prohibited Transfer, (c) receipt of written confirmation from the Rating Agencies that the Prohibited Transfer will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings issued in connection with a Securitization, or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization, (d) the proposed transferee's continued compliance with the covenants set forth in this Agreement (including, without limitation, the covenants in Article 6) and the other Loan Documents,
(e) a new manager for the Properties and a new management agreement for the Properties satisfactory to Lender, and (f) the satisfaction of such other conditions and/or legal opinions as Lender shall determine in its sole discretion to be in the interest of Lender. All expenses incurred by Lender shall be payable by Borrowers whether or not Lender consents to the Prohibited Transfer. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Prohibited Transfer made without Lender's consent. This provision shall apply to each and every Prohibited Transfer, whether or not Lender has consented to any previous Prohibited Transfer. Notwithstanding anything to the contrary contained in this Section 7.4, in the event a substantive non-consolidation opinion was delivered to Lender and the Rating Agencies in connection with the closing of the Loan, and if any Sale or Pledge permitted under this Article 7 results in any Person and its Affiliates owning in excess of forty-nine percent (49%) of the ownership interests in a Restricted Party, Borrowers shall, prior to such transfer, and in addition to any other requirement for Lender consent contained herein, deliver a revised substantive non-consolidation opinion to Lender reflecting such Prohibited Transfer, which opinion shall be in form, scope and substance acceptable in all respects to Lender and the Rating Agencies, In no event shall Lender consent to a Prohibited Transfer of less than all the Properties.

     Section 7.5.    ASSUMPTION

     Notwithstanding the foregoing provisions of this Article 7, following the date which is six (6) months from the Closing Date, Lender shall not unreasonably withhold consent to a transfer of all (but not less than all) of the Properties to, and the related assumption of the Loan by, any Person (a "TRANSFEREE") provided that each of the following terms and conditions are satisfied:

     (a)     no Default or Event of Default has occurred;

     (b) Borrowers shall have (i) delivered written notice to Lender of the terms of such prospective transfers not less than sixty (60) days before the date on which such transfers are scheduled to close and, concurrently therewith, all such information concerning the proposed Transferee as Lender shall reasonably require and (ii) paid to Lender a non-refundable processing fee in the amount of $25,000. Lender shall have the right to approve or disapprove the proposed transfers based on its then current underwriting and credit requirements for similar loans secured by similar properties which loans are sold in the secondary market, such approval not to be unreasonably withheld. In determining whether to give or withhold its approval of the proposed transfer, Lender shall consider the experience and track record of Transferee and its principals in owning and operating facilities similar to the Properties, the financial strength of Transferee and its principals, the general business standing of Transferee and its principals and Transferee's and its principals' relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Lender's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Lender determines to be commercially reasonable and, if given, may be given subject to such conditions as Lender may deem reasonably appropriate;

     (c) Borrowers shall have paid to Lender, concurrently with the closing of such Transfer, (i) a non-refundable assumption fee in an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note and (ii) all out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by Lender in connection with the transfer;

     (d) Transferee assumes and agrees to pay the Debt as and when due subject to the provisions of Article 15 hereof and, prior to or concurrently with the closing of such transfer, Transferee and its constituent partners, members or shareholders as Lender may require, shall execute, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption;

     (e) Borrowers and Transferee, without any cost to Lender, shall furnish any information requested by Lender for the preparation of, and shall authorize Lender to file, new financing statements and financing statement amendments and other documents to the fullest extent permitted by applicable law, and shall execute any additional documents reasonably requested by Lender;

     (f) Borrowers shall have delivered to Lender, without any cost or expense to Lender, such endorsements to Lender's Title Insurance Policies insuring that fee simple or leasehold title to the Properties, as applicable, is vested in Transferee (subject to Permitted Encumbrances), hazard insurance endorsements or certificates and other similar materials as Lender may deem necessary at the time of the transfer, all in form and substance satisfactory to Lender;

     (g) Transferee shall have furnished to Lender, if Transferee is a corporation, partnership, limited liability company or other entity, all appropriate papers evidencing Transferee's organization and good standing, and the qualification of the signers to execute the assumption of the Debt, which papers shall include certified copies of all documents relating to the organization and formation of Transferee and of the entities, if any, which are partners or members of Transferee. Transferee and such constituent partners, members or shareholders of Transferee (as the case may be), as Lender shall require, shall comply with the covenants set forth in Article 6 hereof;

     (h) Transferee shall assume the obligations of Borrowers under the Management Agreements or provide new management agreements with a new manager which meets with the requirements of Section 5.14 hereof and assign to Lender as additional security such new management agreements;

     (i) Transferee shall furnish an opinion of counsel satisfactory to Lender and its counsel (A) that Transferee's formation documents provide for the matters described in subparagraph (g) above, (B) that the assumption of the Debt has been duly authorized, executed and delivered, and that the Note, the Mortgages, this Agreement, the assumption agreement and the other Loan Documents are valid, binding and enforceable against Transferee in accordance with their terms, (C) that Transferee and any entity which is a controlling stockholder, member or general partner of Transferee, have been duly organized, and are in existence and good standing, and (E) with respect to such other matters as Lender may reasonably request;

     (j) if required by Lender, Lender shall have received confirmation in writing from the Rating Agencies that rate the Securities to the effect that the transfer will not result in a qualification, downgrade or withdrawal of any rating initially assigned or to be assigned to the Securities;

     (k) Borrowers' obligations under the contract of sale pursuant to which the transfer is proposed to occur shall expressly be subject to the satisfaction of the terms and conditions of this Section 7.5; and

     (l) Transferee shall, prior to such transfer, deliver a substantive non-consolidation opinion to Lender, which opinion shall be in form, scope and substance acceptable in all respects to Lender and the Rating Agencies.

A consent by Lender with respect to a transfer of the Properties to, and the related assumption of the Loan by, a Transferee pursuant to this Section 7.5 shall not be construed to be a waiver of the right of Lender to consent to any subsequent transfer of the Properties.

     Section 7.6.    ASSUMPTION BY INLAND PERMITTED TRANSFEREE

     Notwithstanding the foregoing provisions of Article 7, Borrowers shall be permitted to transfer an Individual Property or all of the Properties to an Inland Permitted Transferee, provided the Loan is simultaneously assumed by an Inland Permitted Transferee, such transfer shall release the Borrower or Borrowers owning the Individual Property or Properties being transferred of its or their obligations under the Loan, and provided further that each of the following terms and conditions is satisfied:

     (a)     No Default or Event of Default has occurred;

     (b) Borrower or Borrowers, as applicable, shall have delivered written notice to Lender of the terms of such prospective transfer or transfers not less than forth-five (45) days before the date on which such transfer or transfers are scheduled to close and, concurrently with such written notice, all information concerning the proposed Transferee as Lender shall reasonably require;

     (c) Borrower or Borrowers, as applicable, shall have paid to Lender all out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by Lender in connection with the transfer or transfers;

     (d) Such Inland Permitted Transferee assumes and agrees to pay the Debt as and when due subject to the provisions of Article 15 hereof and, prior to or concurrently with the closing of such transfer or transfers, members or shareholders as Lender may require shall execute, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption;

     (e) Borrower or Borrowers, as applicable, and such Inland Permitted Transferee, without any cost to Lender, shall furnish any information requested by Lender for the preparation of, and shall authorize the Lender to file, new financing statements and financing statement amendments and other documents to the fullest extent permitted by applicable law, and shall execute any additional documents reasonably requested by Lender;

     (f) Borrower or Borrowers, as applicable, shall have delivered to Lender, without any cost or expense to Lender, such endorsements to Lender's Title Insurance Policy or Policies insuring that fee simple title to the Individual Property or Properties is vested in such Inland Permitted Transferee (subject to Permitted Encumbrances), hazard insurance endorsements or certificates and other similar materials as Lender may deem necessary at the time of the transfer or transfers, all in form and substance satisfactory to Lender;

     (g) such Inland Permitted Transferee shall have furnished to Lender, if such Inland Permitted Transferee is a corporation, partnership, limited liability company or other entity, all appropriate papers evidencing Transferee's organization and good standing, and the qualification of the signers to execute the assumption of the Debt, which papers shall include certified copies of all documents relating to the organization and formation of Transferee and of the entities, if any, which are shareholders, partners or members of Transferee. Transferee and such constituent shareholders, partners or members (as the case may be), as Lender shall require, shall comply with the covenants set forth in Article 6 hereof, provided, however, that (i) if such Inland Permitted Transferee is a limited partnership or a limited liability company (with more than one member), Lender may require that the general partner or managing member of such Inland Permitted Transferee also comply with the covenants set forth in Article 6 hereof, as modified to state that such general partner or managing member holds an interest in the Inland Permitted Transferee rather than an interest in the Individual Property or Properties or (ii) if such Inland Permitted Transferee is a single member limited liability company, the state of organization of such entity must be Delaware and the organizational documents must provide for a springing member upon the bankruptcy or dissolution of the sole member;

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     (h)     Such Inland Permitted Transferee shall assume the obligations of
Borrower or Borrowers, as applicable, under any Management Agreement or provide a new management agreement with a new manager which meets the requirements of
Section 5.14 hereof and assign to Lender as additional security such new management agreement;

     (i) Such Inland Permitted Transferee shall furnish an opinion of counsel satisfactory to Lender and its counsel (A) that Transferee's formation documents provide for the matters described in subparagraph (g) above, (B) that the assumption of the Debt has been duly authorized, executed and delivered, and that the Note, the Mortgage or Mortgages, as applicable, the assumption agreement and the other Loan Documents are valid, binding and enforceable against Transferee in accordance with their terms, (C) that Transferee and any entity which is a controlling stockholder, member or general partner of Transferee has been duly organized and is in existence and in good standing and
(D) with respect to such other matters as Lender may reasonably request, including, without limitation, customary single member limited liability company opinions if such Inland Permitted Transferee is a Delaware limited liability company; and

     (j) Inland Permitted Transferee shall, prior to any such transfer, deliver a substantive non-consolidation opinion to Lender, in form, scope and substance acceptable in all respects to Lender and the Rating Agencies.

     A consent by Lender with respect to a transfer of an Individual Property or Properties to, and the related assumption of the Loan by, an Inland Permitted Transferee pursuant to this Section 7.6 shall not be construed to be a waiver of the right of Lender to consent to any subsequent Sale or Pledge thereof.

                                   ARTICLE 8.
                 INSURANCE; CASUALTY; CONDEMNATION; RESTORATION

     Section 8.1.    INSURANCE

     (a) Borrowers shall obtain and maintain, or cause to be maintained, at all times insurance for Borrowers and each Individual Property providing at least the following coverages:

             (i) comprehensive "all risk" insurance on the Improvements and the Personal Property, in each case (A) in an amount equal to one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing for no deductible in excess of $25,000 for all such insurance coverage; and (D) if any of the Improvements or the use of an Individual Property shall at any time constitute legal non-conforming structures or uses, providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements and containing an "Ordinance or Law Coverage" or "Enforcement" endorsement. In addition, Borrowers shall obtain: (y) if any portion of the Improvements is currently or at any time in the future located in a "special flood

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     hazard area" designated by the Federal Emergency Management Agency, flood hazard insurance in an amount equal to the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended; and (z) earthquake insurance in amounts and in form and substance reasonably satisfactory to Lender in the event an Individual Property is located in an area with a high degree of seismic risk, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i);

             (ii) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about any of the Individual Properties, with such insurance (A) to be on the so-called "occurrence" form with a general aggregate limit of not less than $2,000,000 and a per occurrence limit of not less than $1,000,000; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations; (3) independent contractors; (4) blanket contractual liability; and (5) contractual liability covering the indemnities contained in Article 12 and Article 14 hereof to the extent the same is available;

             (iii) loss of rents insurance or business income insurance, as applicable, (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; and (C) which provides that after the physical loss to the Improvements and Personal Property occurs, the loss of rents or income, as applicable, will be insured until completion of Restoration or the expiration of twelve (12) months, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) which contains an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date that any Individual Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. The amount of such loss of rents or business income insurance, as applicable, shall be determined prior to the date hereof and at least once each year thereafter based on Borrowers' reasonable estimate of the gross income from each Individual Property for the succeeding period of coverage required above. All proceeds payable to Lender pursuant to this subsection shall be held by Lender and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note, this Agreement and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such loss of rents or business income insurance, as applicable;

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             (iv)    at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if each Individual Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called Builder's Risk Completed Value form (1) on a non-reporting basis, (2) against "all risks" insured against pursuant to subsection (i) above, (3) including permission to occupy each Individual Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

             (v) workers' compensation, subject to the statutory limits of the State, and employer's liability insurance in respect of any work or operations on or about any Individual Property, or in connection with such Individual Property or its operation (if applicable);

             (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (i) above;

             (vii) excess liability insurance in an amount not less than $75,000,000 per occurrence on terms consistent with the commercial general liability insurance required under subsection (ii) above; and

             (viii) upon sixty (60) days' written notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to any Individual Property located in or around the regions in which such Individual Property is located.

     With respect to the Policies required to be maintained pursuant to clauses
(i) through (viii) above, Borrower shall use commercially reasonable efforts, consistent with those prudent owners of institutional quality commercial real estate, to maintain insurance coverage against Losses resulting from acts of terrorism.

     (b) All insurance provided for in Section 8.1(a) shall be obtained under valid and enforceable policies (collectively, the "POLICIES" or in the singular, the "POLICY"), and shall be subject to the approval of Lender as to insurance companies, amounts, deductibles, loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a claims paying ability rating of "A" or better by S&P (or such other ratings approved by Lender) and/or a general policy rating of "A" or better and a financial class of VIII or better by A.M. Best Company, Inc. The Policies described in Section 8.1(a) shall designate Lender and its successors and assigns as additional insureds, mortgagees and/or loss payee as deemed appropriate by Lender. To the extent such Policies are not available as of the Closing Date, Borrowers shall deliver certified copies of all Policies to Lender not later than thirty (30) days after the Closing Date. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Lender, renewal Policies

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accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "INSURANCE PREMIUMS") shall be delivered by Borrowers to Lender.

     (c) Any blanket insurance Policy shall specifically allocate to each Individual Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only such Individual Property in compliance with the provisions of
Section 8.1(a).

     (d) All Policies provided for or contemplated by Section 8.1(a), except for the Policy referenced in Section 8.1(a)(v), shall name the Borrower owning the Individual Property as the insured and Lender as the additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

     (e) All Policies provided for in Section 8.1(a) shall contain clauses or endorsements to the effect that:

             (i) no act or negligence of a Borrower, or anyone acting for a Borrower, or of any Tenant or other occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

             (ii) the Policies shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least thirty
     (30) days' prior written notice to Lender and any other party named therein as an additional insured;

             (iii) the issuers thereof shall give written notice to Lender if the Policies have not been renewed thirty (30) days prior to its expiration; and

             (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

     (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrowers, to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, obtaining such insurance coverage as Lender in its sole discretion deems appropriate. All premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrowers to Lender upon demand and, until paid, shall be secured by the Mortgages and shall bear interest at the Default Rate.

     Section 8.2.    CASUALTY

     If any Individual Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), the Borrower owning such Individual Property shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the

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Restoration of such Individual Property in accordance with Section 8.4, whether or not Lender makes any Net Proceeds available pursuant to Section 8.4. Such Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to, make proof of loss if not made promptly by such Borrower. Such Borrower shall adjust all claims for Insurance Proceeds in consultation with, and with the approval of, Lender; provided, however, if an Event of Default has occurred and is continuing, Lender shall have the exclusive right to participate in the adjustment of all claims for Insurance Proceeds.

     Section 8.3.    CONDEMNATION

     Borrowers shall promptly give Lender notice of the actual or threatened commencement of any proceeding for the Condemnation of an Individual Property of which Borrowers have knowledge and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrowers shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrowers shall, at their expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrowers shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. If any Individual Property or any portion thereof is taken by a condemning authority, the Borrower owning the affected Individual Property shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 8.4, whether or not Lender makes any Net Proceeds available pursuant to Section 8.4. If any Individual Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

     Section 8.4.    RESTORATION

     The following provisions shall apply in connection with the Restoration of each Individual Property:

     (a) If the Net Proceeds shall be less than $75,000 and the costs of completing the Restoration shall be less than $75,000, the Net Proceeds will be disbursed by Lender to the Borrower owning the affected Individual Property upon receipt, provided that all of the conditions set forth in Section 8.4(b)(i) are met and Borrowers deliver to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

     (b) If the Net Proceeds are equal to or greater than $75,000 or the costs of completing the Restoration are equal to or greater than $75,000, Lender shall make the Net Proceeds

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available for the Restoration in accordance with the provisions of this Section
8.4. The term "NET PROCEEDS" for purposes of this Section 8.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Section 8.1(a)(i), (iv), (vi) and (vii) as a result of a Casualty, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same ("INSURANCE PROCEEDS"), or (ii) the net amount of the Award as a result of a Condemnation, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same ("CONDEMNATION PROCEEDS"), whichever the case may be.

             (i) The Net Proceeds shall be made available to the Borrower for Restoration provided that each of the following conditions are met:

                     (A) no Event of Default shall have occurred and be continuing;

                     (B) (1) in the event the Net Proceeds are Insurance Proceeds, less than twenty-five percent (25%) of the total floor area of the Improvements on the Individual Property has been damaged, destroyed or rendered unusable as a result of a Casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten percent (10%) of the land constituting the Individual Property is taken, such land is located along the perimeter or periphery of the Individual Property, and no portion of the Improvements is located on such land;

                     (C) Leases covering in the aggregate at least seventy-five percent (75%) of the total rentable space in such Individual Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such Casualty or Condemnation, whichever the case may be, and each Major Lease in effect as of such date shall remain in full force and effect during and after the completion of the Restoration without abatement of rent beyond the time required for Restoration;

                     (D) Borrower shall commence the Restoration as soon as reasonably practicable (but in no event later than sixty (60) days after such Casualty or Condemnation, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;

                     (E) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to such Individual Property as a result of the occurrence of any such Casualty or Condemnation, whichever the case may be, will be covered out of the insurance coverage referred to in Section 8.1(a)(iii) above;

                     (F) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date, (2) the earliest date required for such completion under the terms of any Leases or material agreements affecting such Individual Property, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation, or (4) the expiration of the insurance coverage referred to in Section 8.1(a)(iii);

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                     (G)     such Individual Property and the use thereof after
             the Restoration will be in compliance with and permitted under all Legal Requirements;

                     (H) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable Legal Requirements;

                     (I) such Casualty or Condemnation, as applicable, does not result in the loss of access to such Individual Property or the Improvements;

                     (J) Borrower shall deliver, or cause to be delivered, to Lender a signed detailed budget approved in writing by such Borrower's architect or engineer stating the entire cost of completing the Restoration, which budget shall be acceptable to Lender; and

                     (K) the Net Proceeds together with any cash or cash equivalent deposited by the Borrower with Lender are sufficient in Lender's reasonable judgment to cover the cost of the Restoration.

             (ii) The Net Proceeds shall be held by Lender until disbursements commence, and, until disbursed in accordance with the provisions of this Section 8.4, shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, the Borrower owning the affected Individual Property from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all the conditions precedent to such advance, including those set forth in
     Section 8.4(b)(i), have been satisfied, (B) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the related Restoration item have been paid for in full, and (C) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on such Individual Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy for such Individual Property. Notwithstanding the foregoing, Insurance Proceeds from the Policies required to be maintained by Borrowers pursuant to Section 8.1(a)(iii) shall be controlled by Lender at all times, shall not be subject to the provisions of this Section 8.4 and shall be used solely for the payment of the obligations under the Loan Documents and Operating Expenses.

             (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Restoration Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts in excess of $50,000 under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Restoration Consultant. All costs and

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     expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration, including, without limitation, reasonable counsel fees and disbursements and the Restoration Consultant's fees, shall be paid by Borrowers.

             (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Restoration Consultant, minus the Restoration Retainage. The term "Restoration Retainage" shall mean an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Restoration Consultant, until the Restoration has been completed. The Restoration Retainage shall be reduced to five percent (5%) of the costs incurred upon receipt by Lender of satisfactory evidence that fifty percent (50%) of the Restoration has been completed. The Restoration Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 8.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Restoration Retainage shall not be released until the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 8.4(b) and that all approvals necessary for the re-occupancy and use of such Individual Property have been obtained from all appropriate Governmental Authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Restoration Retainage; provided, however, that Lender will release the portion of the Restoration Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Restoration Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy for such Individual Property, and Lender receives an endorsement to such Title Insurance Policy insuring the continued priority of the lien of the Mortgage on such Individual Property and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Restoration Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

             (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

             (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender in consultation with the Restoration Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Restoration Consultant to be incurred in connection with the completion of the Restoration, the Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs

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     actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 8.4(b) shall constitute additional security for the Debt and other obligations under the Loan Documents.

             (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 8.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to such Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents.

     (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 8.4(b)(vii) may (x) be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper, or, (y) at the sole discretion of Lender, the same may be paid, either in whole or in part, to such Borrower for such purposes and upon such conditions as Lender shall designate.

     (d) In the event of foreclosure of the Mortgage on an Individual Property, or other transfer of title to such Individual Property in extinguishment in whole or in part of the Debt, all right, title and interest of the Borrowers in and to the Policies then in force concerning the Individual Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure, Lender or other transferee in the event of such other transfer of title.

     (e) As long as the Tenants are not in default under the terms of their Leases, the Net Proceeds shall be used for the restoration of the affected Individual Property in accordance with the terms of the Leases, provided that Lender or its designee shall hold the Net Proceeds and that the actual disbursements therefrom for work done in connection with the Restoration shall be made in accordance with the terms of this Agreement.

                                   ARTICLE 9.
                                  RESERVE FUNDS

     Section 9.1.    REQUIRED REPAIRS

     (a) Borrowers shall make the repairs and improvements to the Properties set forth in the Physical Conditions Reports prepared in connection with the closing of the Loan (such repairs hereinafter referred to as "Required Repairs") and referenced in Schedule III attached hereto and made part hereof. Borrowers shall complete the Required Repairs in a good and workmanlike manner on or before the date that is six (6) months from the date hereof or within such other time frame for completion specifically set forth on Schedule III.

     (b) If Borrowers or any of them fail to complete the Required Repairs within six (6) months from the date hereof, Borrowers shall establish on the date hereof an Eligible Account with Lender or Lender's agent to fund the Required Repairs (the "Required Repair Account")

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into which Borrowers shall deposit on the date thereof an amount which equals
125% of the estimated cost for the completion of the Required Repairs. Amounts so deposited shall hereinafter be referred to as the "REQUIRED REPAIR FUNDS."

     Section 9.2.    REPLACEMENTS

     (a) On an ongoing basis throughout the term of the Loan, Borrowers shall make capital repairs, replacements and improvements necessary to keep the Properties in good order and repair and in a good marketable condition or prevent deterioration of the Properties, including, but not limited to, those repairs, replacements and improvements more particularly described (i) in the Physical Conditions Reports prepared in connection with the closing of the Loan and (ii) on Schedule IV attached hereto and made a part hereof (collectively, the "Replacements"). Borrowers shall complete all Replacements in a good and workmanlike manner as soon as commercially reasonable after commencing to make each such Replacement.

     (a) Borrower shall establish on the date hereof an Eligible Account with Lender or Lender's agent to fund the Replacements (the "REPLACEMENT RESERVE ACCOUNT") into which Borrower shall deposit on the date hereof $0. In addition, Borrower shall deposit $0 (the "REPLACEMENT RESERVE MONTHLY DEPOSIT") into the Replacement Reserve Account on each Scheduled Payment Date. Amounts so deposited shall hereinafter be referred to as "REPLACEMENT RESERVE FUNDS." Upon the occurrence of an Event of Default or in the event that the actual Debt Service Coverage Ratio for the Loan falls below 1.50 to 1, Lender may, in its reasonable discretion, adjust the Replacement Reserve Monthly Deposit to an amount sufficient to maintain the proper maintenance and operation of the Property until the first Scheduled Payment Date after two (2) consecutive fiscal quarters that the actual Debt Service Coverage Ratio for the Loan (as determined by Lender in its sole discretion reasonably exercised) rises above 1.50 to 1. In the event Lender shall at any time increase the Replacement Reserve Monthly Deposit, Borrower may, at its election, request that Lender obtain, at the sole cost and expense of Borrower, a Physical Conditions Report prepared by an engineer selected by Lender in its reasonable discretion, in which case the Replacement Reserve Monthly Deposit shall be adjusted by Lender based on the results of such report, provided that in no event shall such amounts be reduced below the initial amount of the Replacement Reserve Monthly Deposit set forth in herein. Replacement Reserve Monthly Deposits shall be required for the duration of the Loan should the Debt Service Coverage Ratio for the Loan fall below 1.50 to 1 on more than two separate occasions.

     Section 9.3.    INTENTIONALLY OMITTED

     Section 9.4.    REQUIRED WORK

     Borrowers shall diligently pursue all Required Repairs and Replacements and Tenant Improvements (collectively, the "REQUIRED WORK") to completion in accordance with the following requirements:

     (a) Lender reserves the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Required Work to the extent such contracts or work

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orders exceed $50,000. Upon Lender's request, Borrowers shall assign any contract or subcontract to Lender.

     (b) In the event Lender determines in its reasonable discretion that any Required Work is not being or has not been performed in a workmanlike or timely manner, Lender shall have the option to withhold disbursement for such unsatisfactory Required Work and to proceed under existing contracts or to contract with third parties to complete such Required Work and to apply the Required Repair Funds or the Replacement Reserve Funds, as applicable, toward the labor and materials necessary to complete such Required Work, without providing any prior notice to Borrowers and to exercise any and all other remedies available to Lender upon an Event of Default hereunder.

     (c) In order to facilitate Lender's completion of the Required Work, Borrowers grant Lender the right to enter onto any Individual Property and perform any and all work and labor necessary to complete the Required Work and/or employ watchmen to protect any Individual Property from damage. All sums so expended by Lender, to the extent not from the Reserve Funds, shall be deemed to have been advanced under the Loan to Borrowers and secured by the Mortgages. For this purpose Borrowers constitute and appoint Lender their true and lawful attorney-in-fact with full power of substitution to complete or undertake the Required Work in the names of Borrowers upon Borrowers' failure to do so in a workmanlike and timely manner. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Borrowers empower said attorney-in-fact as follows: (i) to use any of the Reserve Funds for the purpose of making or completing the Required Work; (ii) to make such additions, changes and corrections to the Required Work as shall be necessary or desirable to complete the Required Work; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against any of the Properties, or as may be necessary or desirable for the completion of the Required Work, or for clearance of title; (v) to execute all applications and certificates in the names of Borrowers which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with any of the Properties or the rehabilitation and repair of any of the Properties; and (vii) to do any and every act which Borrowers might do on their own behalf to fulfill the terms of this Agreement.

     (d) Nothing in this Section 9.4 shall: (i) make Lender responsible for making or completing the Required Work; (ii) require Lender to expend funds in addition to the Reserve Funds to make or complete any Required Work; (iii) obligate Lender to proceed with the Required Work; or (iv) obligate Lender to demand from Borrowers additional sums to make or complete any Required Work.

     (e) Borrowers shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect, or inspector) or third parties performing Required Work pursuant to this Section
9.4 to enter onto any Individual Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Required Work and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Required Work which are or may be kept at an Individual Property, and to complete any Required Work made pursuant to this Section 9.4.

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Borrowers shall cause all contractors and subcontractors to cooperate with
Lender and Lender's representatives or such other persons described above in connection with inspections described in this Section 9.4 or the completion of Required Work pursuant to this Section 9.4.

     (f) Lender may, to the extent any Required Work would reasonably require an inspection of an Individual Property, inspect such Individual Property at Borrowers' expense prior to making a disbursement of the Reserve Funds in order to verify completion of the Required Work for which reimbursement is sought. Borrowers shall pay Lender a reasonable inspection fee not exceeding $1,000 for each such inspection. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of the Reserve Funds. Borrowers shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.

     (g) The Required Work and all materials, equipment, fixtures, or any other item comprising a part of any Required Work shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other Liens (except for Permitted Encumbrances).

     (h) Before each disbursement of the Reserve Funds, Lender may require Borrowers to provide Lender with a search of title to the affected Individual Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's or other Liens of any nature have been placed against such Individual Property since the date of recordation of the Mortgage thereon and that title to such Individual Property is free and clear of all Liens (except for Permitted Encumbrances).

     (i) All Required Work shall comply with all Legal Requirements and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

     (j) Borrowers hereby assign to Lender all rights and claims Borrowers may have against all Persons supplying labor or materials in connection with the Required Work; provided, however, that Lender may not pursue any such rights or claims unless an Event of Default has occurred and remains uncured.

     SECTION 9.5.    RELEASE OF RESERVE FUNDS

     (a) Upon written request from a Borrower and satisfaction of the requirements set forth in this Agreement, Lender shall disburse to such Borrower amounts from (i) the Required Repair Account to the extent necessary to reimburse such Borrower for the actual costs of each Required Repair (but not exceeding 125% of the original estimated cost of such Required Repair as set forth on Schedule III, unless Lender has agreed to reimburse Borrower for such excess cost pursuant to Section 9.5(f)) or (ii) the Replacement Reserve Account to the extent necessary to reimburse such Borrower for the actual costs of any approved Replacements. Notwithstanding the preceding sentence, in no event shall Lender be required to (x) disburse any amounts which would cause the amount of funds remaining in the Required Repair Account after any

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disbursement (other than with respect to the final disbursement) to be less than
125% of the then current estimated cost of completing all remaining Required Repairs for the applicable Individual Property, (y) disburse funds from any of the Reserve Accounts if an Event of Default exists, or (z) disburse funds from the Replacement Reserve Account to reimburse a Borrower for the costs of routine repairs or maintenance to an Individual Property or for costs which are to be reimbursed from funds held in the Required Repair Account.

     (b) Each request for disbursement from any of the Reserve Accounts shall be on a form provided or approved by Lender and shall (i) include copies of invoices for all items or materials purchased and all labor or services provided and (ii) specify (A) the Required Work for which the disbursement is requested, (B) the quantity and price of each item purchased, if the Required Work includes the purchase or replacement of specific items, (C) the price of all materials (grouped by type or category) used in any Required Work other than the purchase or replacement of specific items, and (D) the cost of all contracted labor or other services applicable to each Required Work for which such request for disbursement is made. With each request the Borrower making the request shall certify that all Required Work has been performed in accordance with all Legal Requirements. Except as provided in Section 9.5(d), each request for disbursement shall be made only after completion of the Required Repair or Replacement (or the portion thereof completed in accordance with Section 9.5(d)), as applicable, for which disbursement is requested. Borrowers shall provide Lender evidence satisfactory to Lender in its reasonable judgment of such completion or performance.

     (c) Borrowers shall pay all invoices in connection with the Required Work with respect to which a disbursement is requested prior to submitting such request for disbursement from the Reserve Accounts or, at the request of a Borrower, Lender will issue joint checks, payable to such Borrower and the contractor, supplier, materialman, mechanic, subcontractor or other party to whom payment is due in connection with the Required Work. In the case of payments made by joint check, Lender may require a waiver of lien from each Person receiving payment prior to Lender's disbursement of the Reserve Funds. In addition, as a condition to any disbursement, Lender may require a Borrower to obtain lien waivers from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $10,000 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to all Legal Requirements and shall cover all work performed and materials supplied (including equipment and fixtures) for the applicable Individual Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current disbursement request (or, in the event that payment to such contractor, supplier, subcontractor, mechanic or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request).

     (d) If (i) the cost of any item of Required Work exceeds $50,000, (ii) the contractor performing such Required Work requires periodic payments pursuant to terms of a written contract, and (iii) Lender has approved in writing in advance such periodic payments, a request for disbursement from the Reserve Accounts may be made after completion of a portion of the work under such contract, provided (A) such contract requires payment upon completion of such portion of work, (B) the materials for which the request is made are on site at the applicable Individual Property and are properly secured or have been installed in the Individual Property, (C) all other conditions in this Agreement for disbursement have been satisfied, and (D) in the

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case of a Replacement, funds remaining in the Replacement Reserve Account are, in Lender's judgment, sufficient to complete such Replacement and other Replacements when required.

     (e) Borrowers shall not make a request for, nor shall Lender have any obligation to make, any disbursement from any Reserve Account more frequently than once in any calendar month and (except in connection with the final disbursement) in any amount less than the lesser of (i) $10,000 or (ii) the total cost of the Required Work for which the disbursement is requested.

     (f) In the event any Borrower requests a disbursement from the Required Repair Account to reimburse such Borrower for the actual cost of labor or materials used in connection with repairs or improvements other than the Required Repairs specified on Schedule III, or for a Required Repair to the extent the cost of such Required Repair exceeds 125% of the estimated cost of such Required Repair as set forth on Schedule III (in either case, an "Additional Required Repair"), such Borrower shall disclose in writing to Lender the reason why funds in the Required Repair Account should be used to pay for such Additional Required Repair. If Lender determines that (i) such Additional Required Repair is of the type intended to be covered by the Required Repair Account, (ii) such Additional Required Repair is not covered or is not of the type intended to be covered by the Replacement Reserve Account, (iii) costs for such Additional Required Repair are reasonable, (iv) the funds in the Required Repair Account are sufficient to pay for such Additional Required Repair and all other Required Repairs for the Individual Property specified on Schedule III, and (v) all other conditions for disbursement under this Agreement have been met, Lender may disburse funds from the Required Repair Account.

     (g) In the event any Borrower requests a disbursement from the Replacement Reserve Account to reimburse such Borrower for the actual cost of labor or materials used in connection with repairs or improvements other than the Replacements specified in the Physical Conditions Report prepared in connection with the closing of the Loan (an "Additional Replacement"), such Borrower shall disclose in writing to Lender the reason why funds in the Replacement Reserve Account should be used to pay for such Additional Replacement. If Lender determines that (i) such Additional Replacement is of the type intended to be covered by the Replacement Reserve Account, (ii) such Additional Replacement is not covered or is not of the type intended to be covered by the Required Repair Account, (iii) costs for such Additional Replacement are reasonable, (iv) the funds in the Replacement Reserve Account are sufficient to pay for such Additional Replacement and all other Replacements for the Individual Property specified in the Physical Conditions Reports, and
(v) all other conditions for disbursement under this Agreement have been met, Lender may disburse funds from the Replacement Reserve Account.

     (h) Lender's disbursement of any Reserve Funds or other acknowledgment of completion of any Required Work in a manner satisfactory to Lender shall not be deemed a certification or warranty by Lender to any Person that the Required Work has been completed in accordance with Legal Requirements.

     (i) If the funds in any Reserve Account should exceed the amount of payments actually applied by Lender for the purposes of the account, Lender in its sole discretion shall either return any excess to Borrowers or credit such excess against future payments to be made to that Reserve Account. In allocating any such excess, Lender may deal with the Person shown on Lender's records as being the owner of the applicable Individual Property. If at any time Lender

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reasonably determines that the Reserve Funds are not or will not be sufficient to make the required payments, Lender shall notify Borrowers of such determination and Borrowers shall pay to Lender any amount necessary to make up the deficiency within ten (10) days after notice from Lender to Borrowers requesting payment thereof.

     (j) The insufficiency of any balance in any of the Reserve Accounts shall not relieve Borrowers from their obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

     (k) Upon the earlier to occur of (i) the timely completion of all Required Repairs and any Additional Required Repairs, if any, in accordance with the requirements of this Agreement, as verified by Lender in its reasonable discretion, or (ii) the payment in full of the Debt, all amounts remaining on deposit, if any, in the Required Repair Account shall be returned to Borrowers or the Persons shown on Lender's records as being the owners of the Properties and no other party shall have any right or claim thereto.

     (l) Upon payment in full of the Debt, all amounts remaining on deposit, if any, in the Replacement Reserve Account shall be returned to Borrowers or the Persons shown on Lender's records as being the owners of the Properties and no other party shall have any right or claim thereto.

     Section 9.6.    TAX AND INSURANCE RESERVE FUNDS

     Borrower shall establish on the date hereof an Eligible Account with Lender or Lender's agent sufficient to discharge Borrower's obligations for the payment of Taxes and Insurance Premiums pursuant to Section 5.4 and Section 8.1 hereof (the "TAX AND INSURANCE RESERVE ACCOUNT") into which Borrower shall deposit on the date hereof $0. Upon the occurrence of an Event of Default or in the event that the Debt Service Coverage Ratio for the Loan falls below 1.50 to 1, Borrower shall immediately deposit into the Tax and Insurance Reserve Account an amount determined by Lender which, when added to the required monthly deposits set forth in the next sentence, is sufficient to make the payments of Taxes and Insurance Premiums as required herein. On each Scheduled Payment Date thereafter that the Event of Default remains uncured or until the first Scheduled Payment Date after two (2) consecutive fiscal quarters that the Debt Service Coverage Ratio for the Loan (as determined by Lender in its sole discretion reasonably exercised) rises above 1.50 to 1, Borrower shall deposit into the Tax and Insurance Reserve Account (a) one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months or such higher amount necessary to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to the earlier of (i) the date that the same will become delinquent and (ii) the date that additional charges or interest will accrue due to the non-payment thereof, and (b) unless the Property is covered by a blanket insurance policy acceptable to Lender, one-twelfth of the Insurance Premiums that Lender estimates will be payable during the next ensuing twelve
(12) months for the renewal of the coverage afforded by the Policies upon the expiration thereof or such higher amount necessary to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the "TAX AND INSURANCE RESERVE FUNDS"). Lender will apply the Tax and Insurance Reserve Funds to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant

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to Section 5.4 and Section 8.1 hereof. In making any disbursement from the Tax and Insurance Reserve Account, Lender may do so according to any bill, statement or estimate procured from the appropriate public office or tax lien service (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Reserve Funds shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Section 5.4 and Section 8.1 hereof, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Reserve Account. In allocating any such excess, Lender may deal with the person shown on Lender's records as being the owner of the Property. Any amount remaining in the Tax and Insurance Reserve Account after the Debt has been paid in full shall be returned to Borrower or the person shown on Lender's records as being the owner of the Property and no other party shall have any right or claim thereto. If at any time Lender reasonably determines that the Tax and Insurance Reserve Funds are not or will not be sufficient to pay Taxes and Insurance Premiums by the dates set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall pay to Lender any amount necessary to make up the deficiency within ten (10) days after notice from Lender to Borrower requesting payment thereof. The Tax and Insurance Reserve Account will remain in place for the duration of the Loan should the Debt Service Coverage Ratio for the Loan (as determined by Lender in its sole discretion reasonably exercised) fall below 1.50 to 1 on more than two separate occasions.

     Section 9.7.    ENVIRONMENTAL REMEDIATION/MONITORING RESERVE

     (a) Borrowers, as applicable, shall cause the performance of the remediation and monitoring work for the Properties as set forth in those certain Phase I environmental assessment reports referenced on Schedule V attached hereto and made a part hereof (such remediation and monitoring work hereinafter referred to as "Environmental Repairs"). Borrowers, as applicable, shall undertake such Environmental Repairs on or before the date that is six (6) months from the date hereof.

     (b) If Borrowers or any of them fail to complete the Environmental Repairs within six (6) months from the date hereof, Borrowers shall establish on the date hereof an Eligible Account with Lender or Lender's agent to fund the Environmental Repairs (the "Environmental Repairs Account") into which Borrowers shall deposit on the date thereof an amount which equals 125% of the estimated cost for the implementation of the Environmental Repairs. Amounts so deposited shall hereinafter be referred to as the "ENVIRONMENTAL REPAIR FUNDS."

     (c) Upon the earlier to occur of (i) the timely completion of all Environmental Repairs in accordance with Applicable Law, as verified by Lender in its reasonable discretion, or (ii) the payment in full of the Debt, all amounts remaining on deposit, if any, in the Environmental Repairs Account shall be returned to the applicable Borrower or the Persons shown on Lender's records as being the owners of the Properties and no other party shall have any right or claim thereto. Lender's disbursement of any amounts from the Environmental Repairs Account or other acknowledgment of completion of any Environmental Repairs in a manner satisfactory to Lender shall not be deemed a certification or warranty by Lender to any Person that the Required Work has been completed in accordance with Legal Requirements.

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     Section 9.8.    MID-HUDSON GROUND LEASE ESTOPPEL RESERVE

     (a) Borrower shall establish on the date hereof an Eligible Account with Lender or Lender's agent to fund a reserve for the Mid-Hudson Center ground lessor estoppel escrow (the "ESTOPPEL RESERVE ACCOUNT") into which Borrower shall deposit on the date hereof $3,000,000. Amounts so deposited shall hereinafter be referred to as "ESTOPPEL RESERVE FUNDS."

     (b) Upon the delivery to Lender of an acceptable, to Lender in its sole discretion (it being understood and acknowledged by Lender that the form of estoppel attached to Exhibit C of the Post Closing Obligations Letter executed by the Borrowers in connection with the Loan shall be an acceptable form of estoppel for purposes of this Section), executed Ground Lease Estoppel and Agreement from the Ground Lessor at the Individual Property commonly known as Mid-Hudson Center of Poughkeepsie, New York, all amounts remaining on deposit, if any, in the Estoppel Reserve Account shall be returned to the applicable Borrower or the Persons shown on Lender's records as being the owners of the Properties and no other party shall have any right or claim thereto.

     SECTION 9.9.    RESERVE FUNDS GENERALLY

     (a)     (i)     Except for the Replacement Reserve Account, no earnings or interest on the Reserve Accounts shall be payable to Borrowers. Neither Lender nor any loan servicer that at any time holds or maintains such non-interest-bearing Reserve Accounts shall have any obligation to keep or maintain such Reserve Accounts or any funds deposited therein in interest-bearing accounts. If Lender or any such loan servicer elects in its sole and absolute discretion to keep or maintain any non-interest-bearing Reserve Account or any funds deposited therein in an interest-bearing account, the account shall be an Eligible Account and (A) such funds shall not be invested except in Permitted Investments, and (B) all interest earned or accrued thereon shall be for the account of and be retained by Lender or such loan servicer. Funds deposited in the Replacement Reserve Account shall be held in an interest-bearing business savings account and interest shall be credited to Borrowers. In no event shall Lender or any loan servicer that at any time holds or maintains the Replacement Reserve Account be required to select any particular interest-bearing account or the account that yields the highest rate of interest, provided that selection of the account shall be consistent with the general standards at the time being utilized by Lender or the loan servicer, as applicable, in establishing similar accounts for loans of comparable type. All such interest shall be and become part of the Replacement Reserve Account and shall be disbursed in accordance with Section 9.5 above; provided, however, that Lender may, at its election, retain any such interest for its own account during the occurrence and continuance of an Event of Default. Borrowers agree that they shall include all interest on Replacement Reserve Funds as the income of Borrowers (and, if a Borrower is a partnership or other pass-through entity, the partners, members or beneficiaries of such Borrower, as the case may be), and shall be the owner of the Replacement Reserve Funds for federal and applicable state and local tax purposes, except to the extent that Lender retains any interest for its own account during the occurrence and continuance of an Event of Default as provided herein.

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     (b)     Borrowers grant to Lender a first-priority perfected security interest in, and assign and pledge to Lender, each of the Reserve Accounts and any and all Reserve Funds now or hereafter deposited in the Reserve Accounts as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Accounts and the Reserve Funds shall constitute additional security for the Debt. The provisions of this Section 9.9 are intended to give Lender or any subsequent holder of the Loan "control" of the Reserve Accounts within the meaning of the UCC.

     (c) The Reserve Accounts and any and all Reserve Funds now or hereafter deposited in the Reserve Accounts shall be subject to the exclusive dominion and control of Lender, which shall hold the Reserve Accounts and any or all Reserve Funds now or hereafter deposited in the Reserve Accounts subject to the terms and conditions of this Agreement. Borrowers shall have no right of withdrawal from the Reserve Accounts or any other right or power with respect to the Reserve Accounts or any or all of the Reserve Funds now or hereafter deposited in the Reserve Accounts, except as expressly provided in this Agreement.

     (d) Lender shall furnish or cause to be furnished to Borrowers, without charge, an annual accounting of each Reserve Account in the normal format of Lender or its loan servicer, showing credits and debits to such Reserve Account and the purpose for which each debit to each Reserve Account was made.

     (e) As long as no Event of Default has occurred, Lender shall make disbursements from the Reserve Accounts in accordance with this Agreement. All such disbursements shall be deemed to have been expressly pre-authorized by Borrowers, and shall not be deemed to constitute the exercise by Lender of any remedies against Borrowers unless an Event of Default has occurred and is continuing and Lender has expressly stated in writing its intent to proceed to exercise its remedies as a secured party, pledgee or lienholder with respect to the Reserve Accounts.

     (f) If any Event of Default occurs, Borrowers shall immediately lose all of their rights to receive disbursements from the Reserve Accounts until the earlier to occur of (i) the date on which such Event of Default is cured to Lender's satisfaction, or (ii) the payment in full of the Debt. In addition, at Lender's election, Borrowers shall lose all of their rights to receive interest on the Replacement Reserve Account during the occurrence and continuance of an Event of Default. Upon the occurrence of any Event of Default, Lender may exercise any or all of its rights and remedies as a secured party, pledgee and lienholder with respect to the Reserve Accounts. Without limitation of the foregoing, upon any Event of Default, Lender may use and disburse the Reserve Funds (or any portion thereof) for any of the following purposes: (A) repayment of the Debt, including, but not limited to, principal prepayments and the prepayment premium applicable to such full or partial prepayment (as applicable); (B) reimbursement of Lender for all losses, fees, costs and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default; (C) payment of any amount expended in exercising any or all rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents; (D) payment of any item from any of the Reserve Accounts as required or permitted under this Agreement; or (E) any other purpose permitted by applicable law; provided, however, that any such application of funds shall not cure or be deemed to cure any Event of Default. Without limiting any other

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provisions hereof, each of the remedial actions described in the immediately preceding sentence shall be deemed to be a commercially reasonable exercise of Lender's rights and remedies as a secured party with respect to the Reserve Funds and shall not in any event be deemed to constitute a setoff or a foreclosure of a statutory banker's lien. Nothing in this Agreement shall obligate Lender to apply all or any portion of the Reserve Funds to effect a cure of any Event of Default, or to pay the Debt, or in any specific order of priority. The exercise of any or all of Lender's rights and remedies under this Agreement or under any of the other Loan Documents shall not in any way prejudice or affect Lender's right to initiate and complete a foreclosure under the Mortgages.

     (g) The Reserve Funds shall not constitute escrow or trust funds and may be commingled with other monies held by Lender. Notwithstanding anything else herein to the contrary, Lender may commingle in one or more Eligible Accounts any and all funds controlled by Lender, including, without limitation, funds pledged in favor of Lender by other borrowers, whether for the same purposes as the Reserve Accounts or otherwise. Without limiting any other provisions of this Agreement or any other Loan Document, the Reserve Accounts may be established and held in such name or names as Lender or its loan servicer, as agent for Lender, shall deem appropriate, including, without limitation, in the name of Lender or such loan servicer, as agent for Lender. In the case of any Reserve Account which is held in a commingled account, Lender or its loan servicer, as applicable, shall maintain records sufficient to enable it to determine at all times which portion of such account is related to the Loan. The Reserve Accounts are solely for the protection of Lender. With respect to the Reserve Accounts, Lender shall have no responsibility beyond the allowance of due credit for the sums actually received by Lender or beyond the reimbursement or payment of the costs and expenses for which such accounts were established in accordance with their terms. Upon assignment of the Loan by Lender, any Reserve Funds shall be turned over to the assignee and any responsibility of Lender as assignor shall terminate. The requirements of this Agreement concerning Reserve Accounts in no way supersede, limit or waive any other rights or obligations of the parties under any of the Loan Documents or under applicable law.

     (h) Borrowers shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Reserve Accounts or the Reserve Funds deposited therein or permit any Lien to attach thereto, except for the security interest granted in this Section 9.9, or any levy to be made thereon, or any UCC Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

     (i)     Borrowers will maintain the security interest created by this
Section 9.9 as a first priority perfected security interest and will defend the right, title and interest of Lender in and to the Reserve Accounts and the Reserve Funds against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of Lender, and at the sole expense of Borrowers, Borrowers will promptly and duly execute and deliver such further instruments and documents and will take such further actions as Lender reasonably may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

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                                   ARTICLE 10.
                              INTENTIONALLY OMITTED

                                   ARTICLE 11.
                           EVENTS OF DEFAULT; REMEDIES

     Section 11.1.   EVENT OF DEFAULT

     The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

     (a) if any portion of the Debt is not paid on or prior to the date the same is due or if the entire Debt is not paid on or before the Maturity Date;

     (b) except as otherwise expressly provided in the Loan Documents, if any of the Taxes or Other Charges are not paid when the same are due and payable, unless there is sufficient money in the Tax and Insurance Reserve Account for payment of amounts then due and payable and Lender's access to such money has not been constrained or restricted in any manner;

     (c) if the Policies are not kept in full force and effect, or if certified copies of the Policies are not delivered to Lender as provided in
Section 8.1;

     (d) if any Borrower breaches any covenant with respect to itself or any SPE Component Entity (if any) contained in Article 6 or any covenant contained in Article 7 hereof;

     (e) if any representation or warranty of, or with respect to, any Borrower, Borrower Principal, any SPE Component Entity, or any member, general partner, principal or beneficial owner of any of the foregoing, made herein, in any other Loan Document, or in any certificate, report, financial statement or other instrument or document furnished to Lender at the time of the closing of the Loan or during the term of the Loan shall have been false or misleading in any material respect when made;

     (f) if (i) any Borrower, or any managing member or general partner of a Borrower, Borrower Principal, or any SPE Component Entity (if any) shall commence any case, proceeding or other action (A) under any Creditors Rights Laws, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower, any managing member or general partner of a Borrower, Borrower Principal, or any SPE Component Entity (if any) shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Borrower, any managing member or general partner of a Borrower, Borrower Principal, or any SPE Component Entity (if any) any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against any Borrower, any managing member or general partner of a Borrower, Borrower Principal, or any SPE Component Entity (if any) any case, proceeding or other action seeking issuance of a warrant of attachment, execution,

                                     - 76 -
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distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) any Borrower, any managing member or general partner of a Borrower, Borrower Principal, or any SPE Component Entity (if any) shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Borrower, any managing member or general partner of a Borrower, Borrower Principal, or any SPE Component Entity (if any) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

     (g) if any Borrower shall be in default beyond applicable notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Individual Property owned by such Borrower, whether it be superior or junior in lien to the Mortgage on such Individual Property;

     (h) if any Individual Property becomes subject to any mechanic's, materialman's or other Lien other than a Lien for any Taxes or Other Charges not then due and payable and the Lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days;

     (i) if any federal tax lien is filed against any Borrower, any member or general partner of a Borrower, Borrower Principal, or any SPE Component Entity (if any) or any Individual Property and same is not discharged of record within thirty (30) days after same is filed;

     (j) if a judgment is filed against any Borrower in excess of $20,000 which is not vacated or discharged (or bonded or insured to Lender's satisfaction) within 30 days;

     (k) if any default occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any;

     (l) if any Borrower shall permit any event within its control to occur that would cause any REA to terminate without notice or action by any party thereto or would entitle any party to terminate any REA and the term thereof by giving notice to such Borrower; or any REA shall be surrendered, terminated or canceled for any reason or under any circumstance whatsoever except as provided for in such REA; or any term of any REA shall be modified or supplemented without Lender's prior written consent; or any Borrower shall fail, within ten
(10) Business Days after demand by Lender, to exercise its option to renew or extend the term of any REA or shall fail or neglect to pursue diligently all actions necessary to exercise such renewal rights pursuant to such REA except as provided for in such REA;

     (m) if any Borrower breaches any of its covenants contained in Section 5.21; or

     (n) if any Borrower shall continue to be in default under any other term, covenant or condition of this Agreement or any of the Loan Documents for more than ten (10) days after notice from Lender in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and such

                                     - 77 -
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Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, the thirty (30) day period shall be extended for so long as it shall require such Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days.

     (o) if a Borrower as tenant under a Ground Lease shall fail to pay when due the rent or additional rent or other charges payable under such Ground Lease or there shall occur any default by the Borrower as tenant under such Ground Lease in the observance or performance of any term, covenant or condition of such Ground Lease on the part of Borrower to be observed or performed and said default is not cured following the expiration of any applicable grace and notice periods therein provided, or if the leasehold estate created by such Ground Lease shall be surrendered, shall cease to be in full force and effect or shall be terminated or cancelled for any reason or under any circumstance whatsoever, or if any of the terms, covenants or conditions of such Ground Lease shall in any manner be modified, changed, supplemented, altered or amended without the consent of Lender.

     Section 11.2.   REMEDIES

     (a) a) Upon the occurrence of an Event of Default (other than an Event of Default described in Section 11.1(f) above) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrowers and in the Individual Properties, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrowers, or any one or more of them, and the Individual Properties, or any one or more of them, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in Section 11.1(f) above, the Debt and all other obligations of Borrowers hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrowers hereby expressly waive any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

     (b) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrowers under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrowers or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Properties or any of them. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singularly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

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                                   ARTICLE 12.
                            ENVIRONMENTAL PROVISIONS

     Section 12.1.   ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES

     Borrowers represent and warrant, based solely upon Environmental Reports of the Properties and information that Borrowers know or should reasonably have known, that: (a) there are no Hazardous Materials or underground storage tanks in, on, or under any of the Properties, except those that are both (i) in compliance with Environmental Laws and with permits issued pursuant thereto (if such permits are required), if any, and (ii) either (A) in the case of Hazardous Materials, in amounts not in excess of that necessary to operate the Properties or any of them for the purposes set forth herein or (B) fully disclosed to and approved by Lender in writing pursuant to an Environmental Report; (b) there are no past, present or threatened Releases of Hazardous Materials in violation of any Environmental Law or which would require remediation by a Governmental Authority in, on, under or from the Properties or any of them except as described in the Environmental Reports; (c) there is no threat of any Release of Hazardous Materials migrating to any of the Properties except as described in the Environmental Reports; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with any of the Properties except as described in the Environmental Reports; (e) Borrowers do not know of, and have not received, any written or oral notice or other communication from any Person relating to Hazardous Materials in, on, under or from any of the Properties; (f) the Properties are free of mold and (g) Borrowers have truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Properties known to Borrowers or contained in Borrowers' files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or migrating to or from the Properties and/or to the environmental condition of the Properties.

     Section 12.2.   ENVIRONMENTAL COVENANTS

     The Borrowers covenant and agree that so long as they own, manage, are in possession of, or otherwise control the operation of the Individual Properties:
(a) all uses and operations on or of the Individual Properties, whether by Borrowers or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Materials in, on, under or from the Individual Properties; (c) there shall be no Hazardous Materials in, on, or under the Individual Properties, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and (ii)
(A) in amounts not in excess of that necessary to operate the Individual Properties for the purposes set forth herein or (B) fully disclosed to and approved by Lender in writing; or (c) with respect to mold, not in a condition, location or of a type which may pose a risk to human health or safety, or the environment or which may result in damage to or would adversely affect or impair the value or marketability of the Individual Properties; (d) Borrowers shall keep the Individual Properties free and clear of all Environmental Liens; (e) Borrowers shall, at their sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.4 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrowers shall, at their sole cost and expense, perform any environmental site assessment or other investigation of

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environmental conditions in connection with the Individual Properties, pursuant to any reasonable written request of Lender, upon Lender's reasonable belief that the Individual Properties are not in full compliance with all Environmental Laws, and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrowers shall keep the Individual Properties free of mold; (h) Borrowers shall, at their sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate remediation of any Hazardous Materials in, on, under or from the Individual Properties; and
(ii) comply with any Environmental Law; (i) Borrowers shall not allow any tenant or other user of the Individual Properties to violate any Environmental Law; and
(j) Borrowers shall immediately notify Lender in writing after any of them has become aware of (A) any presence or Release or threatened Release of Hazardous Materials in, on, under, from or migrating towards the Individual Properties;
(B) any non-compliance with any Environmental Laws related in any way to the Individual Properties; (C) any actual or potential Environmental Lien against the Individual Properties; (D) any required or proposed remediation of environmental conditions relating to the Individual Properties; and (E) any written or oral notice or other communication of which each Borrower becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials. Any failure of Borrowers to perform their obligations pursuant to this Section 12.2 shall constitute bad faith waste with respect to the Properties.

     Section 12.3.   LENDER'S RIGHTS

     Lender and any other Person designated by Lender, including but not limited to any representative of a Governmental Authority, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon any of the Properties at all reasonable times to assess any and all aspects of the environmental condition of the Properties and their use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrowers shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

     Section 12.4.   OPERATIONS AND MAINTENANCE PROGRAMS

     If recommended by the Environmental Reports or any other environmental assessment or audit of the Properties, Borrowers shall establish and comply with an operations and maintenance program with respect to the Properties, in form and substance reasonably acceptable to Lender, prepared by an environmental consultant reasonably acceptable to Lender, which program shall address any asbestos-containing material or lead based paint that may now or in the future be detected at or on any of the Properties. Without limiting the generality of the preceding sentence, Lender may require (a) periodic notices or reports to Lender in form, substance and at such intervals as Lender may specify, (b) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (c) at Borrowers' sole expense, supplemental examination of the Properties by consultants specified by Lender,
(d) access to the Properties by Lender, its agents or servicer, to review and assess the environmental condition of the Properties and Borrowers' compliance with any operations and

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maintenance program, and (e) variation of the operations and maintenance program in response to the reports provided by any such consultants.

     Section 12.5.   ENVIRONMENTAL DEFINITIONS

     "ENVIRONMENTAL LAW" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act, that apply to Borrowers or any of the Individual Properties and relate to Hazardous Materials or protection of human health or the environment, "ENVIRONMENTAL LIENS" means all Liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrowers or any of them or any other Person. "ENVIRONMENTAL REPORTS" means the written reports resulting from the environmental site assessments of the Properties delivered to Lender in connection with the Loan. "HAZARDOUS MATERIALS" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on any of the Properties is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material", "hazardous waste", "toxic substance", "toxic pollutant", "contaminant", or "pollutant" within the meaning of any Environmental Law. "RELEASE" of any Hazardous Materials includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

     Section 12.6.   INDEMNIFICATION

     (a) Borrowers and Borrower Principal jointly and severally covenant and agree at their sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any presence of any Hazardous Materials in, on, above, or under any of the Properties; (ii) any past, present or threatened Release of Hazardous Materials in, on, above, under or from any of the Properties; (iii) any activity by any Borrower, any Person affiliated with a Borrower, and any Tenant or other user of any of the Individual Properties in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from any of the Individual Properties of any Hazardous Materials at any time located in, under, on or above any of the Individual Properties or any actual or proposed remediation of any Hazardous Materials at any time located in, under, on or above any of the Individual Properties, whether or not such remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (iv) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any

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Environmental Law) in connection with any of the Properties or operations thereon, including but not limited to any failure by any Borrower, any person or entity affiliated with any Borrower, and any tenant or other user of any of the Individual Properties to comply with any order of any Governmental Authority in connection with any Environmental Laws; (v) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering any of the Individual Properties; (vi) any acts of any Borrower, any person or entity affiliated with a Borrower, and any tenant or other user of any of the Individual Properties in (A) arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Materials at any facility or incineration vessel containing such or similar Hazardous Materials or (B) accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for remediation; and (vii) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement relating to environmental matters.

     (b) Upon written request by any Indemnified Party, Borrowers and Borrower Principal shall defend same (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Borrowers and Borrower Principal shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

     (c) Notwithstanding the foregoing, neither Borrowers nor Borrower Principal shall have any liability for any Losses imposed upon or incurred by or asserted against any Indemnified Parties and described in subsection (a) above to the extent that Borrowers and/or Borrower Principal can conclusively prove both that such Losses were caused solely by actions, conditions or events that occurred after the date that Lender (or any purchaser at a foreclosure sale) actually acquired title to the Individual Properties and that such Losses were not caused by the direct or indirect actions of Borrowers, Borrower Principal, or any partner, member, principal, officer, director, trustee or manager of Borrowers or Borrower Principal or any employee, agent, contractor or Affiliate of Borrowers or Borrower Principal. The obligations and liabilities of Borrowers and Borrower Principal under this Section 12.6 shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgages or any of them.

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                                   ARTICLE 13.
                                SECONDARY MARKET

     Section 13.1.   TRANSFER OF LOAN

     Lender may, at any time, sell, transfer or assign the Loan Documents, or grant participations therein ("PARTICIPATIONS") or syndicate the Loan ("SYNDICATION") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement ("SECURITIES") (a Syndication or the issuance of Participations and/or Securities, a "SECURITIZATION").

     Section 13.2.   DELEGATION OF SERVICING

     At the option of Lender, the Loan may be serviced by a servicer/trustee selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to such servicer/trustee pursuant to a servicing agreement between Lender and such servicer/trustee.

     Section 13.3.   DISSEMINATION OF INFORMATION

     Lender may forward to each purchaser, transferee, assignee, or servicer of, and each participant, or investor in, the Loan, or any Participations and/or Securities or any of their respective successors (collectively, the "INVESTOR") or any Rating Agency rating the Loan, or any Participations and/or Securities, each prospective Investor, and any organization maintaining databases on the underwriting and performance of commercial mortgage loans, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrowers, any managing member or general partner thereof, Borrower Principal, any SPE Component Entity (if any) and the Properties, including financial statements, whether furnished by Borrowers or otherwise, as Lender determines necessary or desirable. Borrowers irrevocably waive any and all rights they may have under applicable Legal Requirements to prohibit such disclosure, including but not limited to any right of privacy.

     Section 13.4.   COOPERATION

     Borrowers and Borrower Principal agree to cooperate with Lender in connection with any sale or transfer of the Loan or any Participation and/or Securities created pursuant to this Article 13, including, without limitation,
(a) the delivery of estoppel certificates required in accordance with Section 5.12(a) and such other documents as may be reasonably requested by Lender, (b) the execution of such amendments to the Loan Documents as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization, including, without limitation, bifurcation of the Loan into two or more separate notes; provided, however, that Borrowers shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, except in connection with a bifurcation of the Loan which may result in varying interest rates and amortization schedules but which shall have the same initial weighted average coupon of the original Note, or (ii) in the reasonable judgment of Borrowers, materially increase Borrowers' obligations and liabilities under the Loan Documents, (c) make changes to the organizational documents of Borrowers and their principals and/or use their best efforts to

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cause changes to the legal opinions delivered by Borrowers in connection with the Loan, provided that such changes shall not result in material adverse economic effect to Borrowers, and (d) to use best efforts to deliver any opinion, including company opinions, as may be reasonably requested by Lender or the holder of the Note or as may be requested by the Rating Agencies to effect the Securitization, the cost of which Borrowers shall be responsible for, as well as make any changes to the LCC Agreements or Delaware Statutory Trust Agreements or the Loan Documents which may be reasonably necessary to obtain such opinions. Borrowers' failure to deliver the opinions described in subsection (d) shall not constitute an Event of Default should Borrowers use best efforts to obtain them. Borrowers shall also furnish, and Borrowers and Borrower Principal consent to Lender furnishing to such Investors or such prospective Investors or such Rating Agencies, any and all information concerning the Properties, the Leases, the financial condition of Borrowers or Borrower Principal as may be requested by Lender, or Investor, any prospective Investor or any Rating Agency in connection with any sale or transfer of the Loan or any Participations or Securities. Except as provided in subsection (d) of this Section 13.4, neither Borrowers nor Borrower Principal shall be responsible for any costs incurred by Lender in connection with a Securitization.

                                   ARTICLE 14.
                                INDEMNIFICATIONS

     Section 14.1.   GENERAL INDEMNIFICATION

     Borrowers shall jointly and severally indemnify, defend and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about any of the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (b) any use, nonuse or condition in, on or about any of the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of any of the Properties or any part thereof; (d) any failure of any of the Properties to be in compliance with any Applicable Legal Requirements; (e) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (f) the holding or investing of the Reserve Accounts or the performance of the Required Work, Additional Required Repairs or Additional Replacements, or (g) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan (collectively, the "INDEMNIFIED LIABILITIES"); provided, however, that Borrowers shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrowers shall pay the maximum portion that they are permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

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     Section 14.2.   MORTGAGE AND INTANGIBLE TAX INDEMNIFICATION

     Borrowers shall jointly and severally at their sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of the Mortgages, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

     Section 14.3.   ERISA INDEMNIFICATION

     Borrowers shall, at their sole cost and expense, jointly and severally protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Section
4.8 or Section 5.18 of this Agreement.

     Section 14.4.   SURVIVAL

     The obligations and liabilities of Borrowers and Borrower Principal under this Article 14 shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of any of the Mortgages.

                                   ARTICLE 15.
                                   EXCULPATION

     Section 15.1.   EXCULPATION

     (a) Except as otherwise provided herein or in the other Loan Documents, Lender shall not enforce the liability and obligation of Borrowers or Borrower Principal, as applicable, to perform and observe the obligations contained herein or in the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrowers or Borrower Principal, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Agreement, the Note, the Mortgages and the other Loan Documents, and the interest in the Properties, the Rents and any other collateral given to Lender created by this Agreement, the Note, the Mortgages and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrowers or Borrower Principal, as applicable, only to the extent of Borrowers' or Borrower Principal's interest in the Individual Properties, in the Rents and in any other collateral given to Lender. Lender, by accepting this Agreement, the Note, the Mortgages and the other Loan Documents, agrees that it shall not, except as otherwise provided in this
Section 15.1, sue for, seek or demand any deficiency judgment against Borrowers or Borrower Principal in any such action or proceeding, under or by reason of or under or in connection with this Agreement, the Note, the Mortgages or the other

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Loan Documents. The provisions of this Section 15.1 shall not, however, (i)
constitute a waiver, release or impairment of any obligation evidenced or secured by this Agreement, the Note, the Mortgages or the other Loan Documents;
(ii) impair the right of Lender to name Borrowers or Borrower Principal as a party defendant in any action or suit for judicial foreclosure and sale under this Agreement and the Mortgages; (iii) affect the validity or enforceability of any indemnity (including, without limitation, those contained in Section 12.6, Section 13.5 and Article 14 of this Agreement), guaranty, master lease or similar instrument made in connection with this Agreement, the Note, the Mortgages and the other Loan Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the assignment of leases provisions contained in the Mortgages; or (vi) impair the right of Lender to obtain a deficiency judgment or other judgment on the Note against Borrowers or Borrower Principal if necessary to obtain any Insurance Proceeds or Awards to which Lender would otherwise be entitled under this Agreement; provided however, Lender shall only enforce such judgment to the extent of the Insurance Proceeds and/or Awards.

     (b) Notwithstanding the provisions of this Section 15.1 to the contrary, Borrowers and Borrower Principal shall be personally liable to Lender on a joint and several basis for Losses due to:

             (i) fraud or intentional misrepresentation by any Borrower, Borrower Principal or any other Affiliate of a Borrower or Borrower Principal in connection with the execution and the delivery of this Agreement, the Note, the Mortgages, any of the other Loan Documents, or any certificate, report, financial statement or other instrument or document furnished to Lender at the time of the closing of the Loan or during the term of the Loan;

             (ii) Misapplication or misappropriation by any Borrower of Rents received by such Borrower after the occurrence of an Event of Default;

             (iii) Misapplication or misappropriation by any Borrower of tenant security deposits or Rents collected in advance;

             (iv) the misapplication or the misappropriation of Insurance Proceeds or Awards;

             (v) the failure of any Borrower to pay Taxes or Other Charges (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms hereof and there exists no impediment to Lender's utilization thereof), charges for labor or materials or other charges that can create liens on such Borrower's Individual Property beyond any applicable notice and cure periods specified herein;

             (vi) the failure of any Borrower to return or to reimburse Lender for all Personal Property taken from an Individual Property by or on behalf of such Borrower and not replaced with Personal Property of the same utility and of the same or greater value;

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             (vii)   any act of actual waste or arson by any Borrower, any
     principal, Affiliate, member or general partner thereof or by Borrower Principal, any principal, Affiliate, member or general partner thereof;

             (viii) the failure of any Borrower following any Event of Default to deliver to Lender upon demand all Rents and books and records relating to the Property;

             (ix)    the gross negligence or willful misconduct of any Borrower;

             (x) the failure of any Borrower to pay for all Tenant Improvements, Leasing Commissions, Tenant Allowances or any other payments or to perform any landlord work in accordance with the provisions of any Lease within the time required thereunder,

             (xi) the failure of the Borrower owning the Individual Property known as Century III Plaza to pay any final judgment obtained by Mountain Top Associates (the successor in interest to Giant Eagle, Inc.) in its action pending against landlord at the date of this Agreement in the Western District Court of Pennsylvania, Case No. 04-1211, GIANT EAGLE, INC.
     V. BTS WEST MIFFLIN, L.P., or

             (xii) the failure of the Borrower owning the Individual Property known as Maple Tree Plaza to pay any final judgment obtained by Maple Tree Cinemas Corporation in its action pending against landlord at the date of this Agreement in Chittenden County Superior Court (Vermont), docket No. 90411-05Cnc.

     (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect and the Debt shall become fully recourse to Borrowers and Borrower Principal, jointly and severally, in the event (i) of a breach by any Borrower, Borrower Principal or SPE Component Entity of any of the covenants set forth in Article 6 or Article 7 hereof, (ii) any of the Individual Properties or any part thereof shall become an asset in
(A) a voluntary bankruptcy or insolvency proceeding of any Borrower or Borrower Principal, or (B) an involuntary bankruptcy or insolvency proceeding of any Borrower or Borrower Principal in connection with which such Borrower or Borrower Principal fails to use its best efforts to dismiss within the hundred twenty (120) days of filing, or (iii) if any Borrower fails to complete any construction on any of the Individual Properties free of all Liens and fully in accordance with all Legal Requirements.

     (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgages or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Agreement, the Note, the Mortgages or the other Loan Documents.

     Section 15.2.   ENVIRONMENTAL REMEDIATION/MONITORING EXCULPATION

     In the event that any Borrower fails to fund the Environmental Repairs Account, if required to do so pursuant to Section 9.7 of this Agreement, Borrower Principal shall deposit the required amount into the Environmental Repairs Account within five (5) days prior written

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notice from Lender. The obligation under this Section 15.2 shall be an unconditional obligation of Borrower Principal, separate and apart from any and all obligations of the Borrowers and/or Borrower Principal in the remainder of this Agreement.

                                   ARTICLE 16.
                                     NOTICES

     Section 16.1.   NOTICES

     All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested, (b) expedited prepaid overnight delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or by (c) telecopier (with answer back acknowledged provided an additional notice is given pursuant to subsection (b) above), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

     If to Lender:           Bank of America, N.A.
                             Capital Markets Servicing Group
                             900 West Trade Street
                             Suite 650
                             NC1-026-06-01
                             Charlotte, NC 28255
                             Attn: Servicing Manager
                             Telephone No: (866) 531-0957
                             Facsimile No.: (704) 317-4501

     With a copy to:         Bank of America Legal Department
                             GCIB/CMBS
                             NC1-007-20-01
                             100 North Tyron Street
                             Charlotte, North Carolina 28255-0001
                             Attention: Dean B. Roberson, Esq.
                             Facsimile No.: (704) 387-0922

     If to Borrowers:        c/o Inland Real Estate Investment Corporation
                             2901 Butterfield Road
                             Oakbrook, Illinois 60523
                             Attention: General Counsel
                             Facsimile No.: (630) 218-4961

     With a copy to:         Charles J. Benvenuto, P.C.
                             2901 Butterfield Road
                             Oakbrook, Illinois 60523
                             Attention: Charles J. Benvenuto, Esq.

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                             Facsimile No.: (630) 571-2360

     If to Borrower
     Principal:              Inland Western Retail Real Estate Trust, Inc.
                             2901 Butterfield Road
                             Oakbrook, Illinois 60523
                             Attention: General Counsel
                             Facsimile No.: (630) 218-4961

     With a copy to:         Charles J. Benvenuto, P.C.
                             2901 Butterfield Road
                             Oakbrook, Illinois 60523
                             Attention: Charles J. Benvenuto, Esq.
                             Facsimile No.: (630) 571-2360

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

                                   ARTICLE 17.
                               FURTHER ASSURANCES

     Section 17.1.   REPLACEMENT DOCUMENTS

     Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrowers will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

     Section 17.2.   RECORDING OF MORTGAGE, ETC.

     Borrowers forthwith upon the execution and delivery of the Mortgages and thereafter, from time to time, will cause the Mortgages and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon each Individual Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Individual Properties. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, the Mortgages, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to each Individual Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Mortgages, any deed of trust or mortgage supplemental hereto, any security instrument with respect to each Individual Property or any

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instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

     Section 17.3.   FURTHER ACTS, ETC.

     Borrowers will, at the cost of Borrowers, and without expense to Lender, do, execute, acknowledge and deliver all and every further acts, deeds, conveyances, deeds of trust, mortgages, assignments, security agreements, control agreements, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrowers may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording the Mortgages, or for complying with all Legal Requirements. Borrowers, on demand, will execute and deliver, and in the event any of them shall fail to so execute and deliver, hereby authorize Lender to execute in the names of Borrowers or without the signature of Borrowers to the extent Lender may lawfully do so, one or more financing statements and financing statement amendments to evidence more effectively, perfect and maintain the priority of the security interest of Lender in the Properties. Borrowers grant to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation, such rights and remedies available to Lender pursuant to this Section 17.3.

     Section 17.4.   CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS

     (a) If any law is enacted or adopted or amended after the date of this Agreement which deducts the Debt from the value of any of the Properties for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in any of the Properties, Borrowers will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrowers would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred eighty (180) days to declare the Debt immediately due and payable.

     (b) Borrowers will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against any of the Properties, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of any of the Properties, or any part thereof, for real estate tax purposes by reason of the Mortgages or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred eighty (180) days, to declare the Debt immediately due and payable.

     If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, the Mortgages, or any of the other Loan Documents or impose any other tax or charge on the same, Borrowers will pay for the same, with interest and penalties thereon, if any.

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     Section 17.5.   EXPENSES

     Borrowers covenant and agree to pay or, if Borrowers fail to pay, to reimburse, Lender upon receipt of written notice from Lender for all reasonable costs and expenses (including reasonable, actual attorneys' fees and disbursements and the allocated costs of internal legal services and all actual disbursements of internal counsel) reasonably incurred by Lender in accordance with this Agreement in connection with (a) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrowers (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Properties); (b) Borrowers' ongoing performance of and compliance with Borrowers' respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (c) following a request by Borrowers, Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (d) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (e) securing Borrowers' compliance with any requests made pursuant to the provisions of this Agreement;
(f) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (g) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrowers, this Agreement, the other Loan Documents, the Properties, or any other security given for the Loan; and (h) enforcing any obligations of or collecting any payments due from Borrowers under this Agreement, the other Loan Documents or with respect to the Properties or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrowers shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender.

                                   ARTICLE 18.
                                     WAIVERS

     Section 18.1.   REMEDIES CUMULATIVE; WAIVERS

     The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrowers or Borrower Principal pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver

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thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrowers shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrowers or to impair any remedy, right or power consequent thereon.

     Section 18.2.   MODIFICATION, WAIVER IN WRITING

     No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrowers therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrowers, shall entitle Borrowers to any other or future notice or demand in the same, similar or other circumstances.

     Section 18.3.   DELAY NOT A WAIVER

     Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

     Section 18.4.   TRIAL BY JURY

     BORROWERS, BORROWER PRINCIPAL AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWERS, BORROWER PRINCIPAL AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER, BORROWER PRINCIPAL AND BORROWERS IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWERS, BORROWER PRINCIPAL AND LENDER.

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     Section 18.5.   WAIVER OF NOTICE

     Borrowers shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrowers and except with respect to matters for which Borrowers are not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrowers hereby expressly waive the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrowers.

     Section 18.6.   REMEDIES OF BORROWERS

     In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrowers agree that neither Lender nor its agents shall be liable for any monetary damages, and Borrowers' sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment. Lender agrees that, in such event, it shall cooperate in expediting any action seeking injunctive relief or declaratory judgment.

     Section 18.7.   WAIVER OF MARSHALLING OF ASSETS

     To the fullest extent permitted by law, each Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners, members and others with interests in Borrower, and of the Individual Property owned by such Borrower, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of such Individual Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of such Individual Property in preference to every other claimant whatsoever.

     Section 18.8.   WAIVER OF STATUTE OF LIMITATIONS

     Borrowers hereby expressly waive and release, to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of their Other Obligations.

     Section 18.9.   WAIVER OF COUNTERCLAIM

     Borrowers hereby waive the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against them by Lender or its agents.

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                                   ARTICLE 19.
                                  GOVERNING LAW

     Section 19.1.   CHOICE OF LAW

     This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York, provided however, (a) that with respect to the creation, perfection, priority and enforcement of any Lien created by the Loan Documents, and the determination of deficiency judgments, the laws of the State where the Individual Property is located shall apply, and (b) with respect to the security interest in each of the Reserve Accounts, the laws of the State where each such account is located shall apply.

     Section 19.2.   SEVERABILITY

     Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 19.3.   PREFERENCES

     Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrowers to any portion of the obligations of Borrowers hereunder. To the extent a Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any Creditors Rights Laws, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

                                   ARTICLE 20.
                                  MISCELLANEOUS

     Section 20.1.   SURVIVAL

     This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrowers, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

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     Section 20.2.   LENDER'S DISCRETION

     Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

     Section 20.3.   HEADINGS

     The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 20.4.   COST OF ENFORCEMENT

     In the event (a) that a Mortgage is foreclosed in whole or in part, (b) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of any Borrower or any of its constituent Persons or an assignment by any Borrower or any of its constituent Persons for the benefit of its creditors, or (c) Lender exercises any of its other remedies under this Agreement or any of the other Loan Documents, Borrowers shall be chargeable with and agree to pay all costs of collection and defense, including attorneys' fees and costs, incurred by Lender or Borrowers in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

     Section 20.5.   SCHEDULES INCORPORATED

     The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     Section 20.6.   OFFSETS, COUNTERCLAIMS AND DEFENSES

     Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrowers may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrowers in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrowers.

     Section 20.7.   NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY
                     BENEFICIARIES

     (a) Borrowers and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrowers and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrowers and Lender nor to grant Lender any interest in any of the Properties other than that of mortgagee, beneficiary or lender.

     (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrowers and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrowers any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

     (c) The general partners, members, principals and (if a Borrower is a trust) beneficial owners of Borrowers are experienced in the ownership and operation of properties similar to the Properties, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Properties. Borrowers are not relying on Lender's expertise, business acumen or advice in connection with the Properties.

     (d) Notwithstanding anything to the contrary contained herein, Lender is not undertaking the performance of (i) any obligations under the Leases; or
(ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

     (e) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Agreement, the Mortgages, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

     (f) Borrowers recognize and acknowledge that in accepting this Agreement, the Note, the Mortgages and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the representations and warranties set forth in Article 4 of this Agreement without any obligation to investigate the Properties or any of them and notwithstanding any investigation of the Properties or any of them by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Agreement, the Note, the Mortgages and the other Loan Documents in the absence of the warranties and representations as set forth in Article 4 of this Agreement.

     Section 20.8.   PUBLICITY

     All news releases, publicity or advertising by Borrowers or their Affiliates through any media intended to reach the general public which refers to the Loan, Lender, Banc of America Securities LLC, or any of their Affiliates shall be subject to the prior written approval of Lender, not to be unreasonably withheld. Lender shall be permitted to make any news, releases, publicity or advertising by Lender or its Affiliates through any media intended to reach the general public which refers to the Loan, the Properties, Borrowers, Borrower Principal and their respective Affiliates without the approval of Borrowers or any such Persons. Borrowers also agree that Lender may share any information pertaining to the Loan with Bank of America Corporation, including its bank subsidiaries, Banc of America Securities LLC and any other Affiliates of the foregoing, in connection with the sale or transfer of the Loan or any Participations and/or Securities created.

     Section 20.9.   CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE

     In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrowers acknowledge that, with respect to the Loan, Borrowers shall rely solely on their own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in any Borrower, and Borrowers hereby irrevocably waive the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrowers acknowledge that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrowers or their Affiliates.

     Section 20.10.  ENTIRE AGREEMENT

     This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written between Borrowers and Lender are superseded by the terms of this Agreement and the other Loan Documents.

     Section 20.11.  TAX DISCLOSURE

     Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party (and each employee, representative or other agent of each party) hereto may disclose to any and all persons, without limitation of any kind, any information with respect to the United States federal income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such parties (or their representatives) relating to such tax treatment and tax structure; PROVIDED that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transactions contemplated hereby.

     Section 20.12.  LENDER'S CONSENT TO EASEMENTS AND OTHER DOCUMENTS.

     Lender shall not unreasonably withhold its consent to Borrowers granting easements, restrictions and rights of way in the ordinary course of business for access, parking, water and sewer lines, telephone and telegraph lines, electric lines and other utilities or for other similar purposes, provided that no such grant shall, in Lender's judgment, materially impair the utility and operation of any of the Properties or materially adversely affect the value thereof. If any Borrower shall receive any consideration in connection with any of said described grants such Borrower shall have the right to use any such proceeds in connection with any alterations performed in connection therewith or required thereby. In connection with any grant permitted in this Section 20.12, with the exception of routine easements for installation or location of utilities that would not materially adversely affect the value of the Individual Property subject thereto in the reasonable judgment of the Borrower owning such Individual Property, the Borrower owning such Individual Property shall submit a draft of the applicable document to Lender for Lender's review and if Lender approves the document, Lender shall execute and deliver any instrument reasonably necessary or appropriate to evidence its consent thereto or to subordinate the Lien of the Mortgage on such Individual Property to such easement, restriction, covenant, reservation, right or other similar grant. Borrowers shall pay on demand all of Lender's expenses, including reasonable, attorneys' fees and costs, actually incurred by Lender in reviewing such documents and consenting to or refusing to consent to the same.

     Section 20.13.  CROSS-DEFAULT; CROSS-COLLATERALIZATION; WAIVERS

     (a) Each Borrower acknowledges that Lender has made the Loan to Borrowers upon the security of the collective interest of all the Borrowers in all the Individual Properties and in reliance upon the aggregate of the Individual Properties taken together being of greater value as collateral security than the sum of each Individual Property taken separately. Borrowers agree that the Mortgages as provided for therein are and will be cross-collateralized (to the extent provided therein) and cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages shall constitute an Event of Default under each of the other Mortgages which secure the Note; (ii) an Event of Default under the Note or this Agreement shall constitute an Event of Default under each Mortgage; (iii) each Mortgage shall constitute security for the Note; and (iv) such cross-collateralization shall in no event be deemed by any Borrower to constitute a fraudulent conveyance.

     (b)     To the extent permitted under applicable law, each Borrower waives:

             (i) any right to require Lender to proceed against any other Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy available to Lender before proceeding against such Borrower;

             (ii) the defense of the statute of limitations in any action against any other Borrower or for the collection of any indebtedness or the performance of any obligation under the Loan;

             (iii) any defense based upon any legal disability or other defense of any other Borrower, any guarantor of any other Person or by reason of the cessation or limitation of the liability of any other Borrower or any guarantor from any cause other than full payment of all sums payable under the Note, this Agreement and any of the other Loan Documents;

             (iv) any defense based upon any lack of authority of the officers, directors, partners, managing members or agents acting or purporting to act on behalf of any other Borrower or any principal of any other Borrower or any defect in the formation of any other Borrower or any principal of any other Borrower;

             (v) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

             (vi) any defense based upon any failure by Lender to obtain collateral for the indebtedness or failure by Lender to perfect a lien on any collateral;

             (vii) presentment, demand, protest and notice of any kind, except as otherwise set forth in the Loan Documents;

             (viii) any defense based upon any failure of Lender to give notice of sale or other disposition of any collateral to any other Borrower or to any other Person or entity or any defect in any notice that may be given in connection with any sale or disposition of any collateral;

             (ix) any defense based upon any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any collateral, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral;

             (x) any defense based upon any election by Lender, in any bankruptcy proceeding, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute;

             (xi)    any defense based upon any use of cash collateral under
     Section 363 of the Bankruptcy Code or any successor;

             (xii) any defense based upon any agreement or stipulation entered into by Lender with respect to the provision of adequate protection in any bankruptcy proceeding;

             (xiii) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code or any successor statute;

             (xiv) any defense based upon the avoidance of any security interest in favor of Lender for any reason;

             (xv) any defense based upon any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, including any discharge of, or bar or stay against collecting, all or any of the obligations evidenced by the Note or owing under any of the Loan Documents; and

             (xvi) any defense or benefit based upon Borrower's, or any other party's designation of the portion of any obligation secured by the applicable Mortgage to be satisfied by any payment for any other Borrower or any such party.

     (c)     To the extent permitted by applicable law, each Borrower waives:

             (i) all rights and defenses arising out of an election of remedies by Lender even though the election of remedies, such as non-judicial foreclosure, with respect to security for the Loan or any other amounts owing under the Loan Documents, has extinguished Borrower's rights of subrogation and reimbursement against any other Borrower;

             (ii) all rights and defenses that Borrower may have because any of the Debt is secured by real property, so that, among other things, Lender may collect from Borrower without first foreclosing on any real or personal property collateral pledged by any other Borrower; if Lender forecloses on any real property collateral pledged by any other Borrower, the amount of the Debt may be reduced only by the price for which that collateral is sold at the foreclosure sale even if the collateral is worth more than the sale price. This is an unconditional and irrevocable waiver of any rights and defenses Borrower may have because any of the Debt in secured by real property; and

             (iii) any claim or other right which Borrower may now have or hereafter acquire against any other Borrower or any other Person that arises from the existence or performance of any obligations under the Note, this Agreement, the Mortgages or the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, or any right to participate in any claim of remedy of Lender against any other Borrower or any collateral security, therefore, whether or not such claim, remedy or right arises in equity or under contract, statute or common law.

     Section 20.14.  INTENTIONALLY DELETED.

             IN WITNESS WHEREOF, each Borrower has duly executed this Loan Agreement as of the day and year first above written.


                                  BORROWER:

                                  INLAND WESTERN BAY SHORE GARDINER, L.L.C., a Delaware limited liability company

                                  By: INLAND WESTERN RETAIL REAL ESTATE
                                  TRUST, INC., a Maryland corporation, its sole member

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  INLAND WESTERN HARTFORD NEW PARK, L.L.C., a
                                  Delaware limited liability company

                                  By: INLAND WESTERN HARTFORD NEW PARK
                                  MEMBER, L.L.C., a Delaware limited liability
                                  company, its sole member,

                                  By: INLAND WESTERN HARTFORD NEW PARK
                                  MEMBER II, L.L.C., a Delaware limited
                                  liability company, its Manager,

                                  By: INLAND WESTERN RETAIL REAL ESTATE
                                  TRUST, INC., a Maryland corporation, its sole member

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  INLAND WESTERN ORANGE 53 BOSTON, L.L.C., a
                                  Delaware limited liability company

                                  By: INLAND WESTERN RETAIL REAL ESTATE
                                  TRUST, INC., a Maryland corporation, its sole member

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  INLAND WESTERN ORANGE 440 BOSTON, L.L.C., a
                                  Delaware limited liability company

                                  By: INLAND WESTERN ORANGE 440 BOSTON
                                  MEMBER, L.L.C., a Delaware limited liability
                                  company, its sole member

                                  By: INLAND WESTERN ORANGE 440 BOSTON
                                  MEMBER II, L.L.C., a Delaware limited
                                  liability company, its Manager

                                  By: INLAND WESTERN RETAIL REAL ESTATE
                                  TRUST, INC., a Maryland corporation, its sole member

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  INLAND WESTERN PITTSBURGH WILLIAM PENN,
                                  L.P., an Illinois limited partnership

                                  By: INLAND WESTERN PITTSBURGH WILLIAM
                                  PENN GP, L.L.C. a Delaware limited liability
                                  company, its general partner

                                  By: INLAND WESTERN PITTSBURGH WILLIAM PENN
                                  PARTNER, L.P., a Delaware limited partnership, its sole member,

                                  By: INLAND WESTERN RETAIL REAL ESTATE TRUST,
                                  INC., a Maryland corporation, its general
                                  partner

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  INLAND WESTERN POUGHKEEPSIE MID-HUDSON,
                                  L.L.C., a Delaware limited liability company

                                  By: INLAND WESTERN POUGHKEEPSIE MID-HUDSON
                                  MEMBER, L.L.C., a Delaware limited liability
                                  company, its sole member,

                                  By: INLAND WESTERN POUGHKEEPSIE MID-HUDSON
                                  MEMBER II, L.L.C., a Delaware limited
                                  liability company, its Manager

                                  By: INLAND WESTERN RETAIL REAL ESTATE TRUST,
                                  INC., a Maryland corporation, its sole member

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  INLAND WESTERN SARATOGA SPRINGS WILTON,
                                  L.L.C., a Delaware limited liability company

                                  By: INLAND WESTERN SARATOGA SPRINGS WILTON
                                  MEMBER, L.L.C., a Delaware limited liability
                                  company, its sole member,

                                  By: INLAND WESTERN SARATOGA SPRINGS WILTON
                                  MEMBER II, L.L.C., a Delaware limited
                                  liability company, its Manager

                                  By: INLAND WESTERN RETAIL REAL ESTATE TRUST,
                                  INC., a Maryland corporation, its sole member

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  INLAND WESTERN WEST MIFFLIN CENTURY III, L.P., an Illinois limited partnership

                                  By: INLAND WESTERN WEST MIFFLIN CENTURY III
                                  GP, L.L.C., a Delaware limited liability
                                  company, its general partner

                                  By: INLAND WESTERN WEST MIFFLIN CENTURY III
                                  PARTNER, L.P., a Delaware limited partnership, its sole Member

                                  By: INLAND WESTERN RETAIL REAL ESTATE TRUST,
                                  INC., a Maryland corporation, its general
                                  partner

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  INLAND WESTERN WESTBURY MERCHANTS PLAZA,
                                  L.L.C., a Delaware limited liability company

                                  By: INLAND WESTERN RETAIL REAL ESTATE TRUST,
                                  INC., a Maryland corporation, its sole member

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  INLAND WESTERN WILLISTON MAPLE TREE, L.L.C., a Delaware limited liability company

                                  By: INLAND WESTERN RETAIL REAL ESTATE TRUST,
                                  INC., a Maryland corporation, its sole member

                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  BORROWER PRINCIPAL:

                                  Acknowledged and agreed to with respect to its obligations set forth in Article 4,
                                  Section 12.6, Article 13, Article 15 and
                                  Article 18 hereof:


                                  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation


                                  By:    /s/ Valerie Medina
                                      ---------------------------------
                                  Name:  Valerie Medina
                                        -------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                    EXHIBIT A

                       BORROWER EQUITY OWNERSHIP STRUCTURE

                                   SCHEDULE I

                                  GROUND LEASES

                                   SCHEDULE II

                             ALLOCATED LOAN AMOUNTS

Name of Borrower                              Individual Property                    Allocated Loan Amount
----------------                              -------------------                    ---------------------
Inland Western Orange 53                      Golfland Plaza                           $      8,206,000
Boston, L.L.C.                                53 Boston Post Road,
                                              Orange, CT 06477

Inland Western Westbury                       Bed, Bath & Beyond Plaza                 $      9,818,000
Merchants Plaza, L.L.C.                       950 Merchants Concourse,
                                              Westbury, NY 11590

Inland Western Hartford New                   Crown Plaza                              $      10,050,000
Park, L.L.C.                                  300 New Park Avenue,
                                              Hartford, CT 06106

Inland Western Pittsburgh                     Home Depot Center                        $      10,446,000
William Penn, L.P.                            3550 William Penn Highway,
                                              Pittsburgh, PA 15235

Inland Western West Mifflin                   Century III Plaza                        $      25,313,000
Century III, L.P.                             9971 Mountain View Drive,
                                              West Mifflin, PA 15122

Inland Western Bay Shore                      Gardiner Manor Mall                      $      38,484,000
Gardiner, L.L.C.                              838 Sunrise Highway,
                                              Bay Shore, NY 11706

Inland Western Orange 440                     Home Depot Plaza                         $      16,734,000
Boston, L.L.C.                                440 Boston Post Road,
                                              Orange, CT 06477

Inland Western Poughkeepsie                   Mid-Hudson Center                        $      25,156,000
Mid-Hudson, L.L.C.                            3470 North Road,
                                              Poughkeepsie, NY 12064

Inland Western Saratoga                       Wilton Square                            $      27,825,000
Springs Wilton, L.L.C.                        3049 Route 50
                                              Saratoga Springs, NY 12866

Inland Western Williston                      Maple Tree Plaza                         $      60,376,000
Maple Tree, L.L.C.                            100 Syracuse Street,
                                              Williston, VT 05495

                                  SCHEDULE III

                                REQUIRED REPAIRS

NAME OF PROPERTY               3RD PARTY INSPECTOR     DATE OF INSPECTION
-------------------------------------------------------------------------
Bed Bath & Beyond Plaza        ATC Associates              5/27/2005

Crown Plaza                    Reeves Consulting           5/25/2005

Golfland Plaza                 Reeves Consulting           5/25/2005

Home Depot Center              Reeves Consulting           5/25/2005

Mid-Hudson Center              EBI Consulting              3/24/2005

Wilton Square                  EBI Consulting              4/04/2005

Century III Plaza              Reeves Consulting           5/25/2005

Gardiner Manor Mall            EBI Consulting              4/05/2005

Home Depot Plaza               Reeves Consulting           5/25/2005

Maple Tree Place               ATC Associates              5/27/2005

                                   SCHEDULE IV

                              REQUIRED REPLACEMENTS

REPLACEMENT                                             REPLACEMENTAMOUNT
-----------                                             -----------------


No additional Required Replacements other than as described in the Physical Conditions Reports referenced in Article 9 hereto.

                                   SCHEDULE V

          ENVIRONMENTAL REMEDIATION/MONITORING WORK -- PHASE I REPORTS

1) Mid-Hudson Shopping Center, Poughkeepsie, NY, Phase I Environmental Assessment prepared by ECS Illinois, LLC on May 31, 2005.

2) Home Depot Plaza, Orange, CT, Phase I Environmental Assessment prepared by Environmental Waste Management Associates, LLC on June 17, 2005.

3) Crown Plaza, Hartford, CT, Phase I Environmental Assessment prepared by ECS Illinois, LLC on June 3, 2005.

                                      - 2 -